As filed with the Securities and Exchange Commission on May 5, 2025

Registration Nos. 33-22884

811-05577

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 123	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 125

The Glenmede Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One Congress Street, Suite 1

Boston, MA 02114

(Address of Principal Executive Offices)

Registrant’s Telephone Number:

1-800-442-8299

Joshua M. Lindauer, Esq.

Secretary

Drinker Biddle & Reath LLP

1177 Avenue of the Americas

41st Floor New York, New York 10036

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on _________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on __________________ pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on ____________ pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE GLENMEDE FUND, INC.

Prospectus

May 5, 2025

Equity Portfolios
Institutional Classes

Disciplined U.S. Small Cap Equity Portfolio

(formerly, Quantitative U.S. Small Cap Equity Portfolio) (GQSIX) (Institutional Shares)

Disciplined International Equity Portfolio

(formerly, Quantitative International Equity Portfolio) (GTCLX) (Institutional Shares)

Global Secured Options Portfolio (NOVLX) (Institutional Shares)

Investment Advisor

Glenmede Investment Management LP

The Securities and Exchange Commission has not approved or disapproved the Portfolios’ securities or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Disciplined U.S. Small Cap Equity Portfolio (formerly, Quantitative U.S. Small Cap Equity Portfolio)

(Institutional Shares)

Investment Objective

Maximum long-term total return consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Portfolio. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Institutional Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	2.90%
Total Annual Portfolio Operating Expenses	3.45%
Fee Waivers and Expense Reimbursements[1]	2.80%
Net Expenses	0.65%

1  Glenmede Investment Management LP (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses for Institutional Shares exceed 0.65% of the Portfolio’s average daily net assets attributable to Institutional Shares (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least May 5, 2026 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before May 5, 2026 without the approval of The Glenmede Fund, Inc.’s (the “Fund”) Board of Directors (the “Board”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio’s Institutional Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$798	$1,552	$3,542

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio may actively trade its securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

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Principal Investment Strategies

Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in common stocks of small cap companies tied economically to the U.S. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Small cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 2000® Index. That capitalization range was $8.2 million to $14.8 billion as of December 31, 2024.

The Advisor uses proprietary multi-factor computer models to select stocks that the models identify as undervalued. These computer models rank securities based on certain criteria, including price in relation to earnings, cash flow and assets, and material environmental, social and governance (ESG) criteria. The Portfolio may actively trade its securities to achieve its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, public health emergencies (including pandemics and epidemics such as COVID-19), war, military conflict, terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.

Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.

Small Cap Risk: The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

Investment Style Risk: The Portfolio invests in securities that the Advisor believes are reasonably priced. There is no guarantee that the prices of these securities will not move even lower.

Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, the Portfolio may defer the opportunity to realize gains.

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Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The table shows how the Portfolio’s average annual total returns for one year, five years and since inception compare to those of selected market indices. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Performance reflects expense reimbursements and/or fee waivers in effect. If such expense reimbursements or fee waivers were not in place, the Portfolio’s performance would be reduced. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

As of the date of this Prospectus, the Portfolio had not offered Institutional Shares to investors. The returns below represent the returns for Advisor Shares of the Portfolio, which are offered in a separate prospectus. Institutional Shares and Advisor Shares of the Portfolio should have returns that are substantially the same because they represent investments in the same portfolio of securities and differ only to the extent that they have different expenses.

During the periods shown in the bar chart, the highest quarterly return was 27.46% (for the quarter ended December 31, 2020) and the lowest quarterly return was -33.93% (for the quarter ended March 31, 2020).

After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2024)

	Past 1 Year	Past 5 Years	Since Inception (November 13, 2017)
Return Before Taxes – Advisor Shares	11.76%	11.57%	9.81%
Return After Taxes on Distributions – Advisor Shares	9.26%	10.01%	8.67%
Return After Taxes on Distributions and Sale of Fund Shares – Advisor Shares	8.89%	9.05%	7.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]	25.02%	14.53%	14.15%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	7.42%
Morningstar Small Blend Average[2]	8.88%	9.19%	6.76%

1 The S&P 500 Index is provided so that investors may compare the performance of the Portfolio with the performance of a broad-based index that represents the overall domestic equity market.

[2]	The Morningstar Small Blend Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

Investment Adviser

Glenmede Investment Management LP serves as investment advisor to the Portfolio.

Portfolio Managers

Vladimir de Vassal, CFA, Director of Quantitative Research, Paul T. Sullivan, CFA, Portfolio Manager, and Alexander R. Atanasiu, CFA, Portfolio Manager, of the Advisor have managed the Portfolio since its inception in November 2017.

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Tax Information

The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Purchase and Sale of Portfolio Shares

The minimum initial investment is $10,000,000, which may be reduced or waived in some cases from time to time. There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting The Glenmede Trust Company, N.A. (“Glenmede Trust”) by telephone or facsimile or contacting the institution through which you purchased your shares.

Financial Intermediary Compensation

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Disciplined International Equity Portfolio (formerly, Quantitative International Equity Portfolio)

(Institutional Shares)

Investment Objective

Maximum long-term total return consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Portfolio. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Institutional Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.37%
Total Annual Portfolio Operating Expenses	0.92%
Fee Waivers and Expense Reimbursements[1]	0.27%
Net Expenses	0.65%

1  Glenmede Investment Management LP (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses for Institutional Shares exceed 0.65% of the Portfolio’s average daily net assets attributable to Institutional Shares (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least May 5, 2026 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before May 5, 2026 without the approval of The Glenmede Fund, Inc.’s (the “Fund”) Board of Directors (the “Board”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio’s Institutional Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$266	$483	$1,107

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities of foreign companies, directly and/or through American

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Depositary Receipts (“ADRs”). ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign companies. Under normal market circumstances, the Portfolio will invest, directly and/or through ADRs in companies based in at least three countries other than the United States in primarily developed markets. The Advisor uses proprietary multi-factor computer models to select stocks and/or ADRs of foreign companies that the models identify as having reasonable prices, good fundamentals and rising earnings expectations. These computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures, and material environmental, social and governance (ESG) criteria. The Portfolio may actively trade its securities to achieve its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with the risks of investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short- term goals, or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, public health emergencies (including pandemics and epidemics such as COVID-19), war, military conflict, terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

Investment Style Risk: The Portfolio invests in securities with strong earnings growth prospects that the Advisor believes are reasonably priced. There is no guarantee that the prices of these securities will not move even lower.

ADR/Foreign Investment Risk: The Portfolio intends to invest in foreign securities directly and/or in the form of ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company and listed on a U.S. stock exchange. The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability, including military hostilities and related sanctions that impact trade and commodity prices, such as the wars between Russia and the Ukraine that began in February 2022 and Hamas and Israel that began in October 2023. Foreign stocks may be more volatile and less liquid than U.S. stocks. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.

Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be reasonably priced, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.

Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, the Portfolio may defer the opportunity to realize gains.

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Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The table shows how the Portfolio’s average annual total returns for one year, five years and ten years compare to those of selected market indices. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Performance reflects expense reimbursements and/or fee waivers made in 2016, 2017, 2018, 2019, 2020, 2021, 2022, 2023 and 2024. If such expense reimbursements or waivers were not in place, the Portfolio’s performance in 2016, 2017, 2018, 2019, 2020, 2021, 2022, 2023 and 2024 would be reduced. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

As of the date of this Prospectus, the Portfolio had not offered Institutional Shares to investors. The returns below represent the returns for Advisor Shares of the Portfolio, which are offered in a separate prospectus. Institutional Shares and Advisor Shares of the Portfolio should have returns that are substantially the same because they represent investments in the same portfolio of securities and differ only to the extent that they have different expenses.

During the periods shown in the bar chart, the highest quarterly return was 15.16% (for the quarter ended December 31, 2022) and the lowest quarterly return was -24.55% (for the quarter ended March 31, 2020).

After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2024)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes – Advisor Shares	8.62%	5.52%	4.68%
Return After Taxes on Distributions – Advisor Shares	6.71%	4.86%	4.22%
Return After Taxes on Distributions and Sale of Fund Shares – Advisor Shares[1]	6.99%	4.55%	3.90%
MSCI World ex-USA Index (reflects no deduction for fees, expenses or taxes)	4.70%	5.10%	5.26%
Morningstar Foreign Large Value Average[2]	4.39%	4.63%	4.33%

1  In certain cases, the Return After Taxes on Distribution and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

2  The Morningstar Foreign Large Value Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

Investment Adviser

Glenmede Investment Management LP serves as investment advisor to the Portfolio.

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Portfolio Managers

The Portfolio is managed by Vladimir de Vassal, CFA, Director of Quantitative Research, Paul T. Sullivan, CFA, Portfolio Manager, and Alexander R. Atanasiu, CFA, Portfolio Manager, of the Advisor. They have managed the Portfolio since December 2014.

Tax Information

The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Purchase and Sale of Portfolio Shares

The minimum initial investment is $10,000,000, which may be reduced or waived in some cases from time to time. There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting The Glenmede Trust Company, N.A. (“Glenmede Trust”) by telephone or facsimile or contacting the institution through which you purchased your shares.

Financial Intermediary Compensation

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Global Secured Options Portfolio

(Institutional Shares)

Investment Objective

Long-term capital appreciation and option premiums consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Portfolio. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Institutional Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.49%
Acquired Fund Fees and Expenses	0.14%
Total Annual Portfolio Operating Expenses[1]	1.18%
Fee Waivers and Expense Reimbursements[2]	0.39%
Net Expenses	0.79%

1  Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of operating expenses to average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

2  Glenmede Investment Management LP (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses for Institutional Shares exceed 0.65% of the Portfolio’s average daily net assets attributable to Institutional Shares (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least May 5, 2026 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before May 5, 2026 without the approval of The Glenmede Fund, Inc.’s (the “Fund”) Board of Directors (the “Board”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio’s Institutional Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$322	$598	$1,385

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

Under normal market circumstances, the Portfolio uses option writing strategies in an effort to obtain option premiums and reduce risk. The Portfolio will implement buy-write (covered call) and/or cash-secured put option strategies on U.S. or foreign stock index exchange-traded funds (“ETFs”), U.S. or foreign stock indices and/or individual U.S. or foreign stocks held by the Portfolio. Covered call and cash-secured put options are intended to reduce volatility, earn option premiums and provide more stable returns. Selling call options reduces the risk of owning stocks by the receipt of the option premiums and selling put options reduces the purchase price of the underlying stock, but both strategies limit the opportunity to profit from an increase in the market value of the underlying security in exchange for up-front cash at the time of selling the call or put option. Under normal market circumstances, at least 80% of the value of the Portfolio’s net assets (including borrowings for investment purposes) will be subject to secured option strategies, which are written covered call and/or secured put options. Under normal market circumstances, the Portfolio will write covered call and/or secured put options on U.S. or foreign stock index ETFs, U.S. or foreign stock indices and/or individual U.S. or foreign stocks in at least three different countries, other than the United States, and will invest at least 40% of its net assets outside of the U.S. The Portfolio is called Global “Secured Options” because the call and put options it writes will be covered by owning the U.S. or foreign security, index or ETFs underlying the option, holding an offsetting option, segregating cash or other liquid assets at not less than the full value of the option or the exercise price, and/or using other permitted coverage methods. At any given time, the Portfolio’s assets may be subject to only calls or only puts, or a combination of both strategies. To the extent that the Portfolio’s assets are only subject to puts, the assets will consist of cash or cash equivalents in order to secure the puts. In that event, there may be few if any stocks or other securities held by the Portfolio. To the extent that the Portfolio’s assets are only subject to covered calls on a stock index, the Portfolio may hold stock index ETFs instead of individual U.S. or foreign stocks that replicate the movement of the applicable index, in addition to the other permitted coverage methods.

To the extent that the Portfolio’s assets are not only subject to cash-secured puts or calls on stock index covered by stock index ETFs, the Portfolio intends to invest in a diversified portfolio of U.S. or foreign equity securities of companies based in at least three different countries, other than the United States, with generally similar risk and return characteristics as the MSCI All Country World Index (“MSCI ACWI Index”). The Portfolio may invest in companies with small, medium or large market capitalizations in developed, developing or emerging markets in advancement of its investment objective. The Portfolio intends to invest in foreign securities in the form of American Depositary Receipts (“ADRs”) which are securities issued by a U.S. bank that represent interests in foreign equity securities listed on a U.S. stock exchange. The Portfolio may also buy call and put options on U.S. or foreign stock index ETFs, U.S. or foreign stock indices or individual U.S. or foreign stocks.

The Advisor’s selection of securities to buy or sell is based on a combination of proprietary multifactor computer models and fundamental analysis. The computer models rank securities based on certain criteria, such as valuation ratios, and other models focus on risk analysis and overall portfolio characteristics. The Advisor buys securities that the models identify as undervalued and more likely to appreciate, and sells securities that the Advisor identifies as overvalued and more likely to depreciate. The Portfolio may actively trade its securities to achieve its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with stock market and foreign securities risks. The Portfolio would not be appropriate for you if you are investing for short- term goals, or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, public health emergencies (including pandemics and epidemics such as COVID-19), war, military conflict, terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead

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to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.

Options Risk: Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the future price fluctuations and the degree of correlation between the options and the securities markets. The value of the Portfolio’s positions in options fluctuates in response to changes in the value of the underlying security, index, or stock index ETF, as applicable. The Portfolio also risks losing all or part of the cash paid for purchasing call and put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Portfolio’s option strategies, and for these and other reasons the Portfolio’s option strategies may not reduce the Portfolio’s volatility to the extent desired. The Portfolio may reduce its holdings of put options resulting in an increased exposure to a market decline.

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

ADR/Foreign Investment Risk: The Portfolio intends to invest in foreign securities in the form of ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company and listed on a U.S. stock exchange. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability, including military hostilities and related sanctions that impact trade and commodity prices, such as the wars between Russia and the Ukraine that began in February 2022 and Hamas and Israel that began in October 2023. Foreign stocks may be more volatile and less liquid than U.S. stocks.

Emerging Markets Risk: The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

Exchange-Traded Funds: The Portfolio intends to invest in ETFs that seek to track the performance of foreign securities indices. Shares of ETFs have many of the same risks as direct investments in the underlying securities they are designed to track, although the lack of liquidity may make ETFs more volatile. ETFs have investment management fees and other expenses which will be indirectly paid by the Portfolio. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to net asset value.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The table shows how the Portfolio’s average annual total returns for one year, five years, and ten years compare to those of selected market indices. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Performance reflects expense reimbursements and/or fee waivers made in 2019 and 2020. If such expense reimbursements or waivers were not in place, the Portfolio’s performance in 2019 and 2020 would be reduced. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

As of the date of this Prospectus, the Portfolio had not offered Institutional Shares to investors. The returns below represent the returns for Advisor Shares of the Portfolio, which are offered in a separate prospectus. Institutional Shares and Advisor Shares of the Portfolio should have returns that are substantially the same because they represent investments in the same portfolio of securities and differ only to the extent that they have different expenses.

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During the periods shown in the bar chart, the highest quarterly return was 14.65% (for the quarter ended June 30, 2020) and the lowest quarterly return was -20.80% (for the quarter ended March 31, 2020).

After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2024)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes – Advisor Shares	12.95%	7.04%	5.37%
Return After Taxes on Distributions – Advisor Shares	6.72%	4.52%	0.23%
Return After Taxes on Distributions and Sale of Fund Shares – Advisor Shares[1]	10.07%	4.83%	2.79%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	17.49%	10.06%	9.23%
Blended PutWrite Index (reflects no deduction for fees, expenses or taxes)[2]	10.45%	4.27%	3.98%

1  In certain cases, the Return After Taxes on Distribution and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

2  The Blended PutWrite Index is comprised of four benchmarks, weighted 40% CBOE S&P 500® PutWrite T-W Index, 10% CBOE Russell 2000 ® PutWrite Index, 40% CBOE MSCI EAFE PutWrite Index and 10% CBOE MSCI Emerging Markets PutWrite Index. It is provided so that investors may compare the performance of the Portfolio with the performance of a combination of indices that the Advisor considers similar to the Portfolio.

Investment Adviser

Glenmede Investment Management LP serves as investment advisor to the Portfolio.

Portfolio Managers

Sean Heron, CFA, Portfolio Manager of the Advisor, has managed the Portfolio since its inception in September 2012.

Tax Information

The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Purchase and Sale of Portfolio Shares

The minimum initial investment is $10,000,000, which may be reduced or waived in some cases from time to time. There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting The Glenmede Trust Company, N.A. (“Glenmede Trust”) by telephone or facsimile or contacting the institution through which you purchased your shares.

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Financial Intermediary Compensation

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENTS

Objective, Principal Strategies and Risks

To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios’ investment objectives, policies and risks. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.

Each Portfolio’s investment objectives and strategies may be changed by the Board without shareholder approval.

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash, various short-term instruments, such as money market securities (including commercial paper, certificates of deposit, banker’s acceptances and time deposits), U.S. Government securities and repurchase agreements. U.S. Government securities include a variety of securities issued by the U.S. Treasury or by U.S. Government-related entities. While certain U.S. Government-related entities (such as the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. To the extent that a Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. A defensive position, taken at the wrong time, would have an adverse impact on that Portfolio’s performance.

Disciplined U.S. Small Cap Equity Portfolio

The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in common stocks of small cap companies tied economically to the U.S. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P or Russell. Small cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 2000® Index.

The Portfolio currently offers two classes of shares: the Institutional Shares offered in this Prospectus and the Advisor Shares. Shares of each class of the Portfolio represent equal pro rata interests in the Portfolio. The difference between the two classes is their shareholder service fee and minimum initial investment: the Advisor Shares class of the Portfolio charges a 0.20% fee and has no minimum initial investment, and the Institutional Shares class of the Portfolio does not charge a shareholder service fee and has a $10,000,000 minimum initial investment. This minimum initial investment amount may be reduced or waived in some cases from time to time. Although shares of each class accrue dividends and calculate NAV and performance quotations in the same manner, the NAV, dividends and other distributions, and performance of each class is expected to differ due to different actual expenses and will be quoted separately.

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Disciplined International Equity Portfolio

The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities of foreign companies, directly and/or through ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. Under normal market circumstances, the Portfolio will invest directly and/or through ADRs, in companies based in at least three countries other than the United States.

The Portfolio currently offers two classes of shares: the Institutional Shares offered in this Prospectus and the Advisor Shares. Shares of each class of the Portfolio represent equal pro rata interests in the Portfolio. The difference between the two classes is their shareholder service fee and minimum initial investment: the Advisor Shares class of the Portfolio charges a 0.25% fee and has no minimum initial investment, and the Institutional Shares class of the Portfolio does not charge a shareholder service fee and has a $10,000,000 minimum initial investment. This minimum initial investment amount may be reduced or waived in some cases from time to time. Although shares of each class accrue dividends and calculate NAV and performance quotations in the same manner, the NAV, dividends and other distributions, and performance of each class is expected to differ due to different actual expenses and will be quoted separately.

Global Secured Options Portfolio

The Advisor attempts to achieve the Portfolio’s objective of long-term capital appreciation and option premiums consistent with reasonable risk to principal by using option writing strategies in an effort to obtain option premiums and reduce risk. Under normal market circumstances, at least 80% of the value of the Portfolio’s net assets (including borrowings for investment purposes) will be subject to secured option strategies, which are written covered call and/or secured put options. This is a non-fundamental policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. Under normal market circumstances, the Portfolio will write covered call and/or secured put options on U.S. or foreign stock index ETFs, U.S. or foreign stock indices and/or individual U.S. or foreign stocks in at least three different countries, other than the United States, and will invest at least 40% of its net assets outside of the U.S. To the extent that the Portfolio’s assets are only subject to covered calls on a U.S. or foreign stock index, the Portfolio may hold U.S. or foreign stock index ETFs instead of individual U.S. or foreign stocks that replicate the movement of the U.S. or foreign index, in addition to the other permitted coverage methods.

The Portfolio currently offers two classes of shares: the Institutional Shares offered in this Prospectus and the Advisor Shares. Shares of each class of the Portfolio represent equal pro rata interests in the Portfolio. The difference between the two classes is their shareholder service fee and minimum initial investment: the Advisor Shares class of the Portfolio charges a 0.20% fee and has no minimum initial investment, and the Institutional Shares class of the Portfolio does not charge a shareholder service fee and has a $10,000,000 minimum initial investment. This minimum initial investment amount may be reduced or waived in some cases from time to time. Although shares of each class accrue dividends and calculate NAV and performance quotations in the same manner, the NAV, dividends and other distributions, and performance of each class is expected to differ due to different actual expenses and will be quoted separately.

Principal investment risks

Market Risk (All Portfolios)

Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical, there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, public health emergencies (including pandemics and epidemics such as COVID-19), war, military conflict, terrorism and other unforeseeable global events may lead to instability in world economies and markets, may lead to market volatility and may have adverse long-term effects. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may

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be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.

Deteriorating market conditions can cause a general weakness in the market that reduces the prices of securities in the market. To the extent that a Portfolio emphasizes issuers from any given industry or sector, it could be hurt if that industry or sector does not do well. Additionally, a Portfolio could lose value if the individual stocks in which it holds positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (fluctuations in price) as well as extended periods of price decline or increase. Individual stocks are impacted by many factors, including corporate earnings, production, management, sales, and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large capitalization stocks, or stocks within a particular industry.

Advancements in technology may also adversely impact markets and the overall performance of a Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of a Portfolio’s holdings may be impacted, which could significantly impact the overall performance of a Portfolio.

Frequent Trading Risk (All Portfolios)

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. A high rate of portfolio turnover may result in greater transaction costs, which may reduce the Portfolio’s performance. The sale of securities from the Portfolio may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income rates.

Investment Style Risk (All Portfolios except Global Secured Options Portfolios)

•	Value Style (Disciplined U.S. Small Cap Equity and Disciplined International Equity Portfolios): A Portfolio invests in stocks that the Advisor believes are reasonably priced, although there is no guarantee that the prices of these stocks will not move lower after purchase by the Portfolio. If the Advisor’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. The value investment style can also shift into and out of favor with investors, dependent on market and economic conditions. As a result, a Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.

Small Cap Risk (Disciplined U.S. Small Cap Equity Portfolio)

The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic

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conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Portfolio’s shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Tax Managed Risk (All Portfolios except Global Secured Options Portfolio)

The Portfolio uses various investment methods in in seeking to reduce the impact of Federal and state income taxes on shareholders returns. Market conditions may limit the Portfolio’s ability to implement this approach. For example, market conditions may limit the Portfolio’s ability to generate tax losses or to generate qualified dividend income, which is generally taxed to noncorporate shareholders at favorable rates. Seeking to reduce the impact of Federal and state income taxes may affect the investment decisions made for the Portfolio. For example, the strategy may cause the Portfolio to hold a security in order to achieve a more favorable tax treatment or to sell a security in order to create tax losses. The Portfolio’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by legislation or regulation. As a result of the Portfolio’s strategy, the Portfolio may defer the opportunity to realize gains.

Foreign Securities (Disciplined International Equity and Global Secured Options Portfolios)

The Disciplined International Equity Portfolio may invest in equity securities of foreign companies directly and/or through ADRs. The Global Secured Options, Strategic Equity and Secured Options Portfolios may invest in ADRs.

ADRs involve risks similar to those accompanying direct investment in foreign securities. The Global Secured Options Portfolio may purchase securities in any foreign country, developed or underdeveloped. There are substantial risks involved in investing in foreign securities. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on a Portfolio’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio’s shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in a Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.

Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent a Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose a Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.

Investing in foreign securities includes the risk of possible losses through the holding of securities in domestic and foreign custodian banks and depositories. Additionally, many countries are dependent on a healthy U.S. economy, and are adversely affected when the U.S. economy weakens or its markets decline. In addition, the risks of loss and volatility have increased over the past few years and may continue because of high levels of debt and other economic distress in various countries.

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International war or conflicts (including Russia’s invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Portfolios invest in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolios’ investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Portfolios could be significantly impacted.

Emerging Market Investments (Global Secured Options Portfolio)

The Global Secured Options Portfolio may also purchase securities in developing or emerging markets. The risks of investing in foreign securities are often heightened for investments by the Portfolio in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio’s ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange.

Governments of some developing countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets, and may exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio’s investments. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in Other Investment Companies (Global Secured Options Portfolio)

To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Global Secured Options Portfolio may invest in shares of other registered investment companies, including ETFs. If a Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund. Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs and closed-end funds do not necessarily trade at the NAV of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss. Finally, because ETFs and closed-end funds trade like stocks on exchanges, they are subject to trading and commission costs.

The Securities and Exchange Commission (“SEC”) has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While the rule permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 of the 1940 Act went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Options (Global Secured Options Portfolio)

The Global Secured Options Portfolio may write and buy call and put options. The writing of options is intended to earn cash through the receipt of option premiums. As the seller of the call option, a Portfolio receives cash (the “premium”) from the purchaser. Depending on the type of call option, the purchaser of a call option has the right to any

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appreciation in the value over a fixed price (the “exercise price”) of a security or index either on certain date in the future (the “expiration date”) or at any time prior to the expiration date. If the purchaser does not exercise the option, the Portfolio retains the premium. If the purchaser exercises the option, the Portfolio pays the purchaser the difference between the value of the security or the index and the exercise price of the option or, in the case of options on securities, closes the option by delivering the underlying security versus the payment of the exercise price. The premium, the exercise price and the value of the security or index determine the gain or loss realized by the Portfolio. The Portfolio can also repurchase the call option prior to the expiration date, ending its obligation, and the cost of entering into closing purchase transactions will determine the gain or loss realized by the Portfolio. Each Portfolio may also buy call options. The value of a call option generally increases as the price of the underlying stock or index increases and decreases as the price of the underlying stock or index decreases.

The Global Secured Options Portfolio will also write cash-secured put options in an attempt to complement the covered call strategy. A put option gives the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified price at any time during the term of the option. To the extent a Portfolio sells cash-secured put options it will be required to hold a significant portion of its assets in cash or cash equivalents, such as U.S. Treasury securities and repurchase agreements, to cover the put option. Each Portfolio may also buy put options. The value of a put option generally increases as the price of the underlying stock decreases and decreases as the price of the underlying stock increases.

Writing covered call options may provide a steady cash flow, although it may also reduce a Portfolio’s ability to profit from increases in the value of its equity portfolio. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired unexercised. Writing cash-secured put options may also provide a steady cash flow, although it may also require the Portfolio to realize a loss if the put option is exercised. Each Portfolio may also buy put options, which may protect the Portfolio from a significant market decline that may occur over a short period of time. Each Portfolio may also buy call options, which may result in the purchase of equities below their market value. As the purchaser of either a call or put option, if the option expires unexercised, a Portfolio will lose the premium it paid to purchase the option. There can be no assurance that a liquid market will exist when a Portfolio seeks to enter or close out an open option position. The value of options may be adversely affected if the market for the options becomes less liquid or smaller.

Non-principal risks

Repurchase Agreements

Each Portfolio may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term.

In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

Portfolio Turnover

The Global Secured Options, Disciplined U.S. Small Cap Equity and Disciplined International Equity Portfolios may engage in active and frequent trading of portfolio securities. High portfolio turnover may involve correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Higher portfolio turnover may also increase share price volatility and result in realization of taxable capital gains to shareholders with taxable accounts, including short-term capital gains,

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and may adversely impact a Portfolio’s after-tax returns. Trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance.

Selection of Investments

The Advisor evaluates the rewards and risks presented by all securities purchased by each Portfolio and how they may advance the Portfolio’s investment objective. It is possible that these evaluations will prove to be inaccurate.

Other Types of Investments and Risks

In addition to each Portfolio’s principal investment strategies and risks, and the particular types of securities which each Portfolio may select for investment described above, each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. Information about some of these investments and strategies and other risks is provided below. More information about these and other supplemental investment strategies and the risks involved are described in the Statement of Additional Information (“SAI”).

Emerging Markets: The Disciplined International Equity Portfolio may also purchase securities in developing or emerging markets. The risks of emerging market investments are described above under “Emerging Markets Investments.”

Foreign Securities: The Disciplined U.S. Small Cap Equity Portfolio intends to remain, for the most part, fully invested in equity securities which may include, as a non-principal investment, ADRs listed on the NYSE. The risks of ADRs are described above under “Foreign Securities.”

Investments in Other Investment Companies: Each Portfolio may also invest in shares of other investment companies, including ETFs. The risks of registered investment company investments are described above under “Investments in Other Investment Companies.”

Other Derivatives: The Global Secured Options Portfolio may use other types of derivatives such as swaps, security-based swaps, futures and options on futures to manage risks inherent in its portfolio and to increase its return. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset such as a security or an index. The use of derivative instruments by a Portfolio may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Some of the risks of investing in derivatives include (i) the risk that the other party to the derivative contract may fail to fulfill its obligations; (ii) the risk that the use of derivatives may reduce liquidity and make the Portfolio harder to value, especially in declining markets; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index; and (iv) the risk that the Portfolio may suffer disproportionately heavy losses relative to the amount invested if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or credit events. A Portfolio may invest in derivative instruments to increase total return and for hedging purposes. Investing to increase total return is considered a speculative practice and presents even greater risk of loss.

Rule 18f-4 under the 1940 Act, which was adopted on October 28, 2020 and had a final compliance deadline of August 19, 2022, permits a Portfolio to enter into derivatives transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of senior securities contained in section 18 of the 1940 Act, provided that the Portfolio complies with the conditions of the Rule. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Portfolios, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Portfolio elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard

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settlement cycle securities, unless the Portfolio intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).

Additionally, prior to the adoption and implementation of Rule 18f-4 under the 1940 Act, to the extent a Portfolio was required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivatives transactions, including swaps, the Portfolio could be required to sell portfolio instruments to meet these asset segregation requirements. There was a possibility that segregation involving a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations. Rule 18f-4 under the 1940 Act provides for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements with respect to derivatives.

Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular,

Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. Rule 18f-4 could restrict a Portfolio’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Portfolio.

Real Estate Investment Trusts: Each Portfolio may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

Securities Lending: In order to generate additional income, each Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions. Such loans are required at all times to be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies or letters of credit equal to at least the market value of the loaned securities. The cash collateral received may be invested in short-term investments in accordance with terms approved by the Board. The value of the securities loaned may not exceed one-third of the value of the total assets of a Portfolio (including the loan collateral). A Portfolio could experience a delay in recovering its securities or a possible loss of income or value if the borrower fails to return the securities when due.

Cyber Security Risk: The Portfolios and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional

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events that may cause a Portfolio to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Portfolios or their advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject a Portfolio to regulatory fines or financial losses and/or cause reputational damage. A Portfolio may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Portfolio may invest, which could result in material adverse consequences for such issuers and may cause a Portfolio’s investment in such companies to lose value.

COVID-19 Risk: The impact of COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways over the period since the virus responsible for the global pandemic was first detected in December of 2019. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19, and the United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, the full impact of COVID-19 and any current or future variants is currently unknown, and it may exacerbate other risks that apply to the Portfolios, including political, social and economic risks. Any such impact could adversely affect a Portfolio’s performance and the performance of the securities in which a Portfolio invests. The impact of these events and other epidemics or pandemics in the future could adversely affect the Portfolios’ performance.

Large Shareholder Risk: From time to time, shareholders of a Portfolio (which may include institutional investors or financial intermediaries acting on behalf of their clients) may make relatively large redemptions or purchases of the Portfolio’s shares. These transactions may, among other things, cause the Portfolio to sell securities or invest additional cash, as the case may be, at disadvantageous prices. While the Fund maintains credit facilities with State Street Bank and Trust Company that can be used to help limit the disruption from redemptions, there could be adverse effects on the Portfolio’s performance to the extent that the Portfolio may be required to sell securities or invest cash at times it would not otherwise do so. Selling portfolio securities to meet a large redemption request also may increase transaction costs or have adverse tax consequences for Portfolio shareholders. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Portfolio Holdings

The Advisor may publicly disclose information concerning the securities held by each Portfolio in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. In addition, the Advisor may post each Portfolio’s month-end, top-ten portfolio holdings no earlier than ten calendar days after the end of each month, and/or the complete quarter-end portfolio holdings no earlier than ten calendar days after the end of each calendar quarter, on its website, www.glenmedeim.com. This information will generally remain available on the website at least until the Fund files with the SEC its annual/semi-annual shareholder report that includes such period or its report on Form N-PORT for the last month of the Fund’s first or third fiscal quarters. The Fund may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

PRICE OF PORTFOLIO SHARES

The price of shares issued by each Portfolio is based on its NAV. Each Portfolio’s NAV per share is determined on a per class basis as of the close of regular trading hours of the NYSE, currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open for business. The time at which shares are priced may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Board has approved that the Portfolios may determine to price their shares on weekdays that the NYSE is temporarily closed due to emergency circumstances.

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Each Portfolio’s investments generally are valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith using methods determined by the Board. The Board has designated the Advisor to serve as the valuation designee (the “Valuation Designee”) with respect to the Portfolios’ securities for which valuations are not readily available. The Valuation Designee works with State Street Bank and Trust Company, the Fund’s custodian, to regularly test the accuracy of the fair value prices by comparing them with values that are available from other sources. At each regularly scheduled Board meeting, a report by the Valuation Designee is submitted describing any security that has been fair valued and the basis for the fair value determination.

Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted price available when assets are valued. Foreign securities may trade on days when shares of a Portfolio are not priced; as a result, the value of such securities may change on days when you will not be able to purchase or redeem the Portfolio’s shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

The following are examples of situations that may constitute significant events that could render a market quotation for a specific security “not readily available” and require fair valuation of such security: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; and/or (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.

The frequency with which a Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Portfolio invests pursuant to its investment objective, strategies and limitations. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Valuing a Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Portfolio’s NAV and the prices used by other investment companies, investors and the Portfolio’s benchmark index to price the same investments.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES

Each Portfolio may appoint one or more intermediaries as its agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Portfolios’ transfer agent. Orders placed through these intermediaries will be deemed to have been received and accepted by the Portfolio when the intermediary accepts the order. Therefore, the purchase or redemption order will reflect the NAV per share next determined after receipt of the order by the intermediary, if the intermediary successfully transmits the order to the Portfolio’s transfer agent by the next business morning.

Purchase of Shares

Institutional shares of each Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of its clients or the clients (“Clients”) of its affiliated companies (“Affiliates”) and to certain approved employee benefit plans and institutions, including brokers acting on behalf of their clients (“Institutions”), at the NAV per share next determined after receipt, in proper order, of the purchase order by the Fund’s transfer agent. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. Beneficial

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ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. Glenmede Trust has informed the Fund that it and its Affiliates’ minimum and subsequent investment requirements for their Clients’ investments in the Portfolios are the same as those for the Portfolios. Other Institutions may have their own minimum initial and subsequent investment requirements. If you wish to purchase shares in a Portfolio, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.

Each Portfolio reserves the right, in its sole discretion, to reject any purchase order, when, in the judgment of management, such rejection is in the best interests of the Portfolio and its shareholders.

Your Institution may charge you for purchasing or selling shares of a Portfolio. There is no transaction charge for shares purchased directly from a Portfolio through Glenmede Trust.

Institutional shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Portfolios are available in other share classes that have different fees and expenses.

Purchases of a Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of a Portfolio or to reject purchase orders when, in the judgment of the Advisor, such suspension or rejection is in the best interests of a Portfolio. Subject to the Board’s discretion, the Advisor will monitor each Portfolio’s total assets and may decide to close any of the Portfolios at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Portfolio may adversely affect the implementation of the Portfolio’s investment strategy. Subject to the Board’s discretion, once closed, the Advisor may also choose to reopen a Portfolio to new investments at any time, and may subsequently close such Portfolio again should concerns regarding the Portfolio’s size recur. If a Portfolio closes to new investments, generally that Portfolio would be offered only to certain existing shareholders of the Portfolio and certain other persons, who may be generally subject to cumulative, maximum purchase amounts.

The Fund, however, reserves the right to reopen a closed Portfolio to new investments from time to time at its discretion.

Redemption of Shares

You may redeem Institutional shares of each Portfolio at any time, without cost, at the NAV per share next determined after the Fund’s transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.

You will typically be paid your redemption proceeds within one business day after the Fund’s transfer agent receives your redemption order in proper form; however, payment of redemption proceeds may take up to seven days. The Fund may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the SEC.

Redemption proceeds are typically paid in cash from the proceeds of the sale of portfolio securities. The Fund also maintains credit facilities that serve as additional sources of liquidity for meeting redemption requests. The Fund also has the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio’s NAV, whichever is less, within a 90-day period or, subject to the approval of the Board of Directors, in other circumstances identified by the Advisor. Any additional redemption proceeds would be made in readily marketable securities (“in-kind redemptions”). In-kind redemptions may be in the form of pro-rata slices of a Portfolio’s portfolio, individual securities or a representative basket of securities in conformity with applicable rules of the SEC and the Fund’s Policy and Procedures Related to the Processing of In-Kind Redemptions. A shareholder will be exposed to market risk until the readily marketable securities are converted to cash, generally will incur brokerage charges on the sale of portfolio

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securities so received in the payment of redemptions and may incur other transaction expenses in converting these securities to cash. These redemption methods are used regularly and may also be used in stressed market conditions.

Conversion from Institutional Shares to Advisor Shares of the Disciplined U.S. Small Cap Equity Portfolio, Disciplined International Equity Portfolio and Global Secured Options Portfolio

If an account no longer meets the minimum balance requirement for Institutional Shares, the Fund may automatically convert the shares in the account to Advisor Shares. A decline in the account balance because of market movement may result in such a conversion. Glenmede Trust will notify you or your Institution in writing before any such conversion occurs.

Frequent Purchases and Redemptions of Portfolio Shares

Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing may disrupt portfolio management strategies; harm the performance of a Portfolio; dilute the value of Portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for a Portfolio that invests to a significant extent in foreign securities, foster time-zone arbitrage.

The Fund does not knowingly accommodate frequent purchases and redemptions of Portfolio shares by shareholders. Pursuant to a policy adopted by the Board to discourage market timing of the Portfolios’ shares, the Fund has established the following procedures designed to discourage market timing of the Portfolios. The Fund will enforce its policies and procedures to discourage market timing of the Portfolios’ shares equitably on all shareholders. There is no guarantee that the Fund will be able to identify individual shareholders who may be market timing the Portfolios or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.

Shares of the Portfolios may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, Glenmede Trust and the Advisor periodically review trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in their judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by Glenmede Trust or the Advisor, as applicable. If this information shows that an investor’s trading activity suggests market timing, Glenmede Trust or the Advisor, as applicable, will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolios using criteria that may differ from the criteria established by Glenmede Trust and the Advisor and there is no assurance that the procedures used by the financial intermediaries will be able to curtail excessive trading. If a third-party financial intermediary does not provide underlying account trading activity information upon request, Glenmede Trust or the Advisor, as applicable, will determine what action to take, including terminating the relationship with the financial intermediary.

DIVIDENDS AND DISTRIBUTIONS

The Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend.

The Portfolios normally distribute any realized net capital gains at least once a year.

Dividends and capital gains distributions are paid in cash or reinvested in additional shares at the option of the shareholder.

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ADDITIONAL INFORMATION ABOUT TAXES

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding Federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the SAI.

Distributions

Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of a Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities, if any, certain options transactions, if any, a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from a Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Disciplined International Equity Portfolio and the Global Secured Options Portfolio will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. The Disciplined International Equity Portfolio and the Global Secured Options Portfolio may, to the extent eligible, make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by a Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Portfolio’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.

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If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

It is contemplated that the Global Secured Options Portfolio will write call and put options and may invest in derivative securities, including swaps, futures, options on futures and forward contracts. The tax treatment of these sorts of transactions is complex and may (as may a Portfolio’s high turnover rate) result in the recognition by these Portfolios of significant amounts of short-term capital gain and ordinary income. This, in turn, may cause significant portions of the distributions by these Portfolios to shareholders to be taxable at an ordinary income rate. Also, in some cases, these transactions may cause these Portfolios to recognize income or gain without any corresponding receipt of cash, in which case the Portfolios may have to liquidate other positions to enable them to distribute the amount of that income or gain to shareholders so as to avoid incurring corporate-level tax.

Sales and Redemptions

You will generally recognize taxable gain or loss for Federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over 12 months at the time you dispose of them.

Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Portfolios (or relevant broker or financial advisor) are required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Portfolio shareholders cost basis information when such shares are sold. The Portfolios have elected to use the average cost method, unless you instruct the Portfolios to use a different IRS- accepted cost basis method or you choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Portfolios and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your Federal and state income tax returns. Portfolio shareholders should consult with their tax advisors to determine the best IRS- accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the shares.

Backup Withholding

Each Portfolio may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

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U.S. Tax Treatment of Foreign Shareholders

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Portfolios, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolios’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Portfolios’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolios.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Portfolios, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Portfolios.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Portfolio is effectively connected with that trade or business, then the foreign investor’s income from the Portfolio will generally be subject to U.S. Federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Portfolios will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

State and Local Taxes

You may also be subject to state and local taxes on distributions, sales and redemptions. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS

Investment Advisor

Glenmede Investment Management LP, with principal offices at One Liberty Place, 1650 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a limited partnership, is wholly-owned by Glenmede Trust. As of December 31, 2024, the Advisor oversaw approximately $7.1 billion in assets.

Under Investment Advisory Agreements with the Fund, the Advisor, subject to the control and supervision of the Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for each Portfolio and to place each Portfolio’s purchase and sale orders.

For the fiscal year ended October 31, 2024, the Portfolios paid management fees to the Advisor for its investment advisory services, calculated daily and paid monthly, at the following annual percentage rates of the Portfolio’s average daily net assets, as shown in the following table.

Portfolio

Percentage of Average Daily Net Assets

Disciplined U.S. Small Cap Equity Portfolio	0.55%*, ***
Disciplined International Equity Portfolio**	0.75%***
Global Secured Options Portfolio	0.55%***
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*	The Advisor has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Disciplined U.S. Small Cap Equity Portfolio’s annual total operating expenses for Advisor Class shares exceed 0.85% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2026. Shareholders will be notified if these waivers and/or reimbursements are discontinued after that date.

**    Effective May 5, 2025, the Advisory fee for the Disciplined International Equity Portfolio decreased from 0.75% to 0.55%.

***	Effective as of May 5, 2025, the Advisor has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Disciplined U.S. Small Cap Equity Portfolio, Disciplined International Equity Portfolio’s and Global Secured Options Portfolio’s annual total operating expenses for Institutional Class shares of the respective Portfolio exceed 0.65% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least May 5, 2026. Shareholders will be notified if these waivers and/or reimbursements are discontinued after that date. The waiver threshold for Advisor Class shares was changed for Disciplined International Equity Portfolio and Global Secured Options Portfolio to 0.85% as of May 5, 2025. Prior to May 5, 2025, the waiver threshold for Advisor Class shares of the Disciplined International Equity Portfolio and Global Secured Options Portfolio had been 1.00%, and the excluded items of expense remained the same.

A discussion regarding the Board’s basis for renewing the Investment Advisory Agreements is available in the Fund’s financial statements on Form N-CSR for the fiscal year ended October 31, 2024.

Shareholders in the Portfolios who are clients of Glenmede Trust, or its Affiliates, pay fees which vary, depending on the capacity in which Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular Client (e.g., personal trust, estate settlement, advisory and custodian services) (“Client Fees”). Glenmede Trust and its Affiliates currently intend to exclude the portion of their Clients’ assets invested in the Portfolios when calculating Client Fees. Shareholders in the Portfolios who are customers of other Institutions may pay fees to those Institutions.

The Advisor and/or Glenmede Trust may pay additional compensation from time to time, out of their assets, and not as an additional charge to the Portfolios, to selected Institutions that provide services to the Institution’s customers who are beneficial owners of the Portfolios and other persons in connection with servicing and/or sales of Portfolio shares and other accounts managed by the Advisor or Glenmede Trust.

Vladimir de Vassal, CFA, Director of Quantitative Research of the Advisor, is primarily responsible for the management of the Disciplined International Equity and Disciplined U.S. Small Cap Equity Portfolios. Mr. de Vassal has been employed by the Advisor and its predecessors as a portfolio manager since 1998. Prior to that time, Mr. de Vassal served as Vice President and Director of quantitative analysis at CoreStates Investment Advisors and as Vice President of interest rate risk analysis at CoreStates Financial Corp. Paul T. Sullivan, CFA, Portfolio Manager of the Advisor, assists Mr. de Vassal in the management of the Portfolios by running portfolio optimizations and entering trades. Mr. Sullivan has been employed by the Advisor and its predecessors as a portfolio manager since 1994. Prior to that time, Mr. Sullivan was employed by SEI Investments Co. where he was a supervisor in the mutual fund accounting department. Alexander R. Atanasiu, CFA, has been a Portfolio Manager of the Advisor since 2015. Mr. Atanasiu has been employed by the Advisor as a quantitative research analyst since 2005. Messrs. de Vassal and Sullivan have managed the Disciplined U.S. Small Cap Equity Portfolio since the Portfolio’s commencement of operations in November 2017, and the Disciplined International Equity Portfolio since December 2014. Mr. Atanasiu has managed the Disciplined International Equity Portfolio since December 2014 and the Disciplined U.S. Small Cap Equity Portfolio since the Portfolio’s commencement of operations in November 2017.

Sean Heron, CFA, Portfolio Manager of the Advisor, is primarily responsible for the management of the Global Secured Options Portfolio. Mr. Heron has been responsible for the management of the Global Secured Options Portfolio since it commenced operations in September 2012. He has been employed by the Advisor since June 2010. Since 2006,

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Mr. Heron has served as Vice President to Glenmede Trust. Prior to that time, Mr. Heron was employed by McGowan Investors LP (2004-2006) and Goldman Sachs & Co. (1999-2003) as a Senior Derivatives Trader.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Fund Portfolios they manage.

GENERAL INFORMATION

If you have any questions regarding the Portfolios, contact the Fund at the address or telephone number stated on the back cover page.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past 5 years. As of the date of this Prospectus, Institutional Class shares of the Portfolios had not been offered to investors. The financial highlights tables shown below reflect the financial performance of the Portfolios’ Advisor Class shares and are intended to provide a long-term perspective as to each Portfolio’s financial history. Certain information reflects financial results for a single Advisor Class share of each Portfolio. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Advisor Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2024 has been audited by Cohen & Company, Ltd., the funds independent registered public accounting firm, whose report, along with each Portfolio’s financial statements, is included in the Annual Report, which is available upon request. Information for the fiscal years ended October 31, 2023, 2022, 2021 and 2020 was audited by another independent registered public accounting firm.

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Disciplined U.S. Small Cap Equity Portfolio (formerly, Quantitative U.S. Small Cap Equity Portfolio) –Advisor Shares

	For the Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$11.46	$13.13	$15.05	$ 9.55	$10.39
Income from investment operations:
Net investment income[1]	0.08	0.11	0.14	0.07	0.06
Net realized and unrealized gain (loss) on investments	3.86	(0.67)	(0.57)	5.50	(0.82)
Total from investment operations	3.94	(0.56)	(0.43)	5.57	(0.76)
Distributions to shareholders from:
Net investment income	(0.08)	(0.11)	(0.15)	(0.07)	(0.08)
Net realized capital gains	—	(1.00)	(1.34)	—	—
Total distributions	(0.08)	(1.11)	(1.49)	(0.07)	(0.08)
Net asset value, end of year	$15.32	$11.46	$13.13	$15.05	$ 9.55
Total return[2]	34.45%	(4.52)%	(2.97)%	58.45%	(7.37)%
Ratios to average net assets/ Supplemental data:
Net assets, at end of year (in 000s)	$2,216	$1,450	$1,521	$1,556	$ 982
Ratio of operating expenses before waiver/reimbursement to average net assets	3.65%	3.06%	3.49%	3.45%	4.63%
Ratio of operating expenses after waiver/reimbursement to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	0.56%	0.91%	1.03%	0.53%	0.65%
Portfolio turnover rate	85%	85%	94%	84%	101%

1   Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2   The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.

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Disciplined International Equity Portfolio (formerly, Quantitative International Equity Portfolio) –Advisor Shares

	For the Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$ 13.84	$ 12.27	$ 15.54	$ 12.05	$ 13.97
Income from investment operations:
Net investment income[1]	0.44	0.32	0.42	0.36	0.26
Net realized and unrealized gain (loss) on investments	3.10	1.54	(3.15)	3.48	(1.79)
Total from investment operations	3.54	1.86	(2.73)	3.84	(1.53)
Distributions to shareholders from:
Net investment income	(0.53)	(0.29)	(0.54)	(0.35)	(0.37)
Net return of capital	—	—	—	—	(0.02)
Total distributions	(0.53)	(0.29)	(0.54)	(0.35)	(0.39)
Net asset value, end of year	$ 16.85	$ 13.84	$ 12.27	$ 15.54	$ 12.05
Total return[2]	25.78%	15.09%	(17.89)%	31.96%	(11.10)%
Ratios to average net assets/ Supplemental data: Net assets, at end of year (in 000s)	$25,830	$22,601	$22,939	$41,069	$53,302
Ratio of operating expenses before waiver/reimbursement to average net assets	1.37%	1.32%	1.27%	1.19%	1.15%
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%[3]	1.00%[3]	1.00%[3]	1.00%[3]	1.00%
Ratio of net investment income to average net assets	2.70%	2.22%	2.93%	2.40%	1.99%
Portfolio turnover rate	97%	84%	91%	79%	76%

1   Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2   The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.

3   The ratio of operating expenses after waiver/reimbursement excluding interest expense was 1.00%, 1.00%, 1.00% and 1.00% for the years ended October 31, 2024, 2023, 2022 and 2021, respectively.

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Global Secured Options Portfolio –Advisor Shares

	For the Year Ended October 31,
	2024	2023	2022	2021	2020[1]
Net asset value, beginning of year	$ 4.79	$ 4.25	$ 5.64	$ 4.84	$ 4.90
Income from investment operations:
Net investment income (loss)[2]	0.03	0.02	(0.02)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.99	0.52	(0.64)	1.07	(0.02)
Total from investment operations	1.02	0.54	(0.66)	1.02	(0.06)
Distributions to shareholders from:
Net investment income	(0.04)	(0.00)[3]	—	—	(0.00)[3]
Net realized capital gains	(0.09)	—	(0.73)	(0.22)	—
Total distributions	(0.13)	(0.00)[3]	(0.73)	(0.22)	(0.00)[3]
Net asset value, end of year	$ 5.68	$ 4.79	$ 4.25	$ 5.64	$ 4.84
Total return[4]	21.52%	12.74%	(13.35)%	21.59%	(1.07)%
Ratios to average net assets/ Supplemental data: Net assets, at end of year (in 000s)	$19,934	$22,470	$20,062	$17,152	$9,648
Ratio of operating expenses before waiver/reimbursement to average net assets[5]	1.24%	1.15%	1.22%	1.30%	2.13%
Ratio of operating expenses after waiver/reimbursement to average net assets[5]	1.01%[6]	1.00%[6]	1.00%[6]	1.00%	1.00%
Ratio of net investment income (loss) to average net assets[5]	0.63%	0.34%	(0.46)%	(0.96)%	(0.83)%
Portfolio turnover rate	—%[7]	117%	152%	—%[7]	995%

1   The Board authorized a 1-for-10 reverse share split for the Global Secured Options Portfolio effective after the close of trading on March 16, 2020. The impact of the reverse share split was to decrease the number of shares outstanding by a factor of ten, while increasing the NAV of shares outstanding by a factor of ten, resulting in no effect to the net assets of the Portfolio. The financial statements for the Portfolio have been adjusted to reflect the reverse share split.

2   Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

3   Amount rounds to less than $0.01 per share.

4   The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.

5   This ratio does not include the income or expenses for any exchange-traded funds held in the Portfolio.

6   The ratio of operating expenses after waiver/reimbursement excluding interest expense was 1.00%, 1.00% and 1.00% for the years ended October 31, 2024, 2023 and 2022, respectively.

7   Trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

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Where to find more information

More Portfolio information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolios’ investments. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI includes additional information about the Portfolios’ investment policies, organization and management. It is legally part of this Prospectus (it is incorporated by reference).

You can get free copies of the Portfolios’ Annual Report, Semi-Annual Report or SAI by calling or writing to the address shown below. These documents are also available on Glenmede Investment Management LP’s website at www.glenmedeim.com.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-442-8299, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

You may also request other information about the Portfolios, and make inquiries as follows:

Write to:

The Glenmede Fund, Inc.

1650 Market Street

Suite 4000

Philadelphia, PA 19103

By phone:

1-800-442-8299

Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Glenmede Fund, Inc.’s Investment Company Act File No. is 811-05577.

The third party marks appearing above are the marks of their respective owners.

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THE GLENMEDE FUND, INC.

(800) 442-8299

STATEMENT OF ADDITIONAL INFORMATION

May 5, 2025

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.’s (“Glenmede Fund” or the “Fund”) Prospectuses dated May 5, 2025, as amended or supplemented from time to time (the “Prospectuses”). This SAI is for Institutional Shares of the Disciplined U.S. Small Cap Equity Portfolio (formerly, the Quantitative U.S. Small Cap Equity Portfolio) (GQSIX); Disciplined International Equity Portfolio (formerly, the Quantitative International Equity Portfolio) (GTCLX); and Global Secured Options Portfolio (NOVLX) (each, a “Portfolio” and collectively, the “Portfolios”). No investment in shares of a Portfolio should be made without first reading the Prospectus of the Portfolio. This SAI is incorporated by reference in its entirety into each Prospectus. The Fund’s audited financial statements and financial highlights appearing in the 2024 Annual Financial Statements are incorporated by reference into this SAI. No other part of the Annual Financial Statements is incorporated by reference herein. A copy of the Fund’s Prospectuses and Annual Financial Statements are available without charge, upon request, by calling the Fund at the above telephone number.

Capitalized terms used in this SAI and not otherwise defined have the same meanings given to them in the Fund’s Prospectuses.

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THE FUND

The Glenmede Fund was organized as a Maryland corporation on June 30, 1988. The Glenmede Fund’s Articles of Incorporation, as amended, authorize its Board of Directors (the “Board” and the members thereof, “Directors”) to issue 6,000,000,000 shares of common stock, with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios from time to time. The Board also has the power to designate separate classes of shares within the same Portfolio. As of the date hereof, the Glenmede Fund is offering shares of the following 14 Portfolios: Equity Income Portfolio, Global Secured Options Portfolio, Disciplined International Equity Portfolio, Disciplined U.S. Equity Portfolio (Advisor Shares and Institutional Shares), Disciplined U.S. Growth Equity Portfolio (Advisor Shares and Institutional Shares), Long/Short Equity Portfolio (Advisor Shares and Institutional Shares), Disciplined U.S. Value Equity Portfolio, Disciplined U.S. Small Cap Equity Portfolio, Environmental Accountability Portfolio, Secured Options Portfolio (Advisor Shares and Institutional Shares), Small Cap Equity Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Total Market Plus Equity Portfolio and Women in Leadership U.S. Equity Portfolio. This SAI relates to Institutional Shares of the Disciplined International Equity Portfolio, Disciplined U.S. Small Cap Equity Portfolio and Global Secured Options Portfolio

The Fund is an open-end, management investment company and each Portfolio of the Glenmede Fund is “diversified” as defined in Section 5(b) the Investment Company Act of 1940, as amended (the “1940 Act”).

On September 28, 2012, the Global Secured Options Portfolio commenced operations, offering a single class of shares.

On November 13, 2017, the Disciplined U.S. Small Cap Equity Portfolio commenced operations, each offering a single class of shares.

On August 1, 2005, the Disciplined International Equity Portfolio commenced operations, each offering a single class of shares.

INVESTMENT STRATEGIES

The following investment strategies supplement those set forth in the Fund’s Prospectuses. Unless specified below and except as described under “Investment Limitations,” the following investment strategies are not fundamental and the Board may change such strategies without shareholder approval.

Disciplined U.S. Small Cap Equity Portfolio

From time to time, the Advisor may revise its equity computer model programs to try to maintain or enhance a Portfolio’s performance.

The Disciplined U.S. Small Cap Equity Portfolio intends to remain, for the most part, fully invested in equity securities which may include, as a non-principal investment, ADRs listed on the NYSE.

The Disciplined U.S. Small Cap Equity Portfolio will not engage in “market timing” transactions. However, for temporary defensive purposes, the Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in similar money market securities.

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Disciplined International Equity Portfolio

From time to time, the Advisor may revise its equity computer model programs to try to maintain or enhance the Portfolio’s performance.

The Portfolio intends to remain, for the most part, fully invested in equity securities of foreign companies, directly and/or through ADRs. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed-income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, or in equivalent money market securities; and high quality fixed-income securities denominated in U.S. dollars, any foreign currency, or a multi- national currency unit such as the European Currency Unit (“ECU”).

The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

Global Secured Options Portfolio

The Global Secured Options Portfolio will not engage in “market timing” transactions. However, for temporary defensive purposes, the Portfolio may invest a significant portion of its assets in cash, short-term instruments issued by U.S. or foreign issuers denominated in dollars, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, U.S. Government securities, repurchase agreements or in similar money market securities.

COMMON INVESTMENT POLICIES AND RISKS

Borrowing

As a temporary measure for extraordinary or emergency purposes, each Portfolio may borrow money from banks in amounts not exceeding one-third of total assets. However, none of the Portfolios will borrow money for speculative purposes. If the market value of a Portfolio’s securities should decline, the Portfolio may experience difficulty in repaying the borrowing.

As required by the 1940 Act, a Portfolio must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Portfolio’s assets should fail to meet this 300% coverage test, a Portfolio, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Borrowing of securities in connection with short sales and derivative transactions such as options, futures and swaps are not subject to this limitation. The Portfolios are authorized to pledge portfolio securities to the lender as collateral in connection with any borrowings. Reverse repurchase agreements constitute borrowings, and leverage is a related risk.

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Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of a Portfolio. Under adverse conditions, a Portfolio may have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. A Portfolio may lose money as a result of its borrowing activities. Lastly, the interests of persons with whom a Portfolio enters into leverage arrangements will not necessarily be aligned with the interests of such Portfolio’s shareholders and such persons will have claims on the Portfolio’s assets that are senior to those of the Portfolio’s shareholders.

Credit Risks

Because the Portfolios may invest in fixed-income securities, they are subject to “credit risk” — the risk that an issuer will be unable or unwilling to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

Depositary Receipts

The Global Secured Options Portfolio and Disciplined International Equity Portfolio may purchase certain sponsored or unsponsored depositary receipts. In sponsored programs, an issuer makes arrangements to have its securities traded in the form of depositary receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in depositary receipts will be deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

The Global Secured Options Portfolio and Disciplined International Equity Portfolio may invest in ADRs. The Disciplined International Equity Portfolio may also invest in Global Depositary Receipts (“GDRs”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter (“OTC”) market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. GDRs are depositary receipts where the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Investments in ADRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

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Derivative Instruments

In the course of pursuing its investment strategies, the Global Secured Options Portfolio may invest in certain types of derivative instruments. Derivatives are financial contracts whose values depend on the values of other investments, exchange rates or indices, in connection with its investment strategies to hedge and manage risk and to increase its return. Derivatives may be used in a variety of ways to meet the objectives of the Advisor. The Global Secured Options Portfolio may purchase or write call and put options on appropriate securities or securities indices. Futures contracts, forward contracts, options on futures, and index, interest rate, total return and equity swaps are examples of derivative instruments in which the Global Secured Options Portfolio may invest. Futures, options and swaps are commonly used for traditional hedging and cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Portfolio’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. The price of derivatives can be very volatile and result in disproportionately heavy losses to a Portfolio relative to the amount invested if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or credit events. A Portfolio’s use of derivatives involves risks that may be different from the risk associated with investing directly in the underlying assets, including the risk that changes in the value of the derivative may not correlate perfectly with the underlying assets, interest rate or index. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

Derivatives are also subject to the risk that the counterparty will default on its obligations. If such a default occurs, a Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.

The use of certain derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (the “CFTC”). An exclusion has been claimed for each of the Glenmede Fund’s Portfolios from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and therefore, no Portfolio is subject to registration or regulation as a commodity pool operator under that Act as of the date thereof.

Rule 18f-4 under the 1940 Act permits a Portfolio to enter into derivatives transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of senior securities contained in Section 18 of the 1940 Act, provided that the Portfolio complies with the conditions of the Rule. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Portfolios, from issuing or selling any “senior security,” other than borrowing from a bank.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination,

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whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Portfolio elects to treat these transactions as Derivatives Transactions under Rule 18f-4 (as opposed to including such transactions in that Portfolio’s asset coverage ratio for borrowing as described below); and (4) when-issued or forward- settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non- standard settlement cycle securities, unless the Portfolio intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).

Additionally, prior to the adoption and implementation of Rule 18f-4, to the extent a Portfolio was required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivatives transactions, including swaps, the Portfolio could be required to sell portfolio instruments to meet these asset segregation requirements. There was a possibility that segregation involving a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations. Rule 18f-4 provides for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements with respect to derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. Rule 18f-4 could restrict a Portfolio’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Portfolio.

Exchange-Traded Funds

The Portfolios may invest in shares of registered open-end or closed-end investment companies, including exchange-traded funds (“ETFs”). Some ETFs seek to track the performance of a particular market index, and are a type of index fund bought and sold on a securities exchange. These indices include not only broad-market indices but more narrowly-based indices as well, including those relating to particular sectors, markets, regions or industries. ETF and listed closed-end fund shares are traded like traditional equity securities on a national securities exchange or NASDAQ National Market System. The Portfolios may purchase ETF shares as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETF’s portfolio instead of buying those portfolio securities directly. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Because most ETFs are investment companies, the Portfolios’ purchase of ETF shares generally are subject to the percentage limitations and risks described below under “Investment Company Securities.”

An investment in an ETF or a closed-end fund generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and the

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Portfolios could lose money investing in such a fund if the prices of the stocks owned by it go down. In addition, ETFs and listed closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value (“NAV”); (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities

The Portfolios may invest in fixed-income securities, which are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and, conversely, increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities.

Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted interest rates and the market.

These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of a Portfolio to decline. Prices of debt securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it.

There may be little trading in the secondary market for particular debt securities, which may affect adversely a Portfolio’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Fixed-income securities are subject to “credit risk” — the risk that an issuer will be unable or unwilling to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk. The Advisor attempts to reduce the risks described above through diversification of Portfolio investments and by credit analysis of each issuer, as well as by monitoring broad

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economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio investment in that issuer.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See Appendix A to this SAI for more information about credit ratings.

Foreign Securities

The Disciplined International Equity Portfolio invests in foreign securities, either directly or through ADRs. In addition, the Global Secured Options Portfolio may invest in foreign securities either directly or through ADRs; the Disciplined U.S. Small Cap Equity Portfolio may invest in ADRs listed on the NYSE; and the Global Secured Options Portfolio and Disciplined International Equity Portfolio may invest in foreign securities through GDRs as well. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned. The inability of a Portfolio to make intended security purchases due to these and other settlement problems could cause such Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Additionally, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Although the Portfolios are permitted to invest in securities denominated in foreign currencies, the Portfolios’ value their securities and other assets in U.S. dollars. As a result, the NAV of a Portfolio’s shares may fluctuate with U.S. dollar exchange rates as well as with price changes of a Portfolio’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolios make their investments could reduce the effect of increases and magnify the effect of decreases in the

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prices of the Portfolios’ securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolios’ securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolios are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

International war or conflicts (including Russia’s invasion of Ukraine, as described below) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Portfolios invest in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolios’ investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Portfolios could be significantly impacted.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes on its members. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In 2016, the United Kingdom (the “UK”) held a referendum election and voters elected to withdraw from the EU (commonly referred to as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU and the two sides entered a transition phase that ended on December 31, 2020. On December 24, 2020, the UK and EU finalized a new trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. In March 2021, the UK and EU put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the UK’s exit will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Portfolios’ investments.

Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations, mass migrations from the Middle East and Africa and heavy regulation in certain economic sectors. European governments have taken unprecedented steps to respond to the economic crises and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect a Portfolio’s investments. In addition, in February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These

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tensions and any related events could have a significant impact on a Portfolio’s performance and the value of a Portfolio’s investments, even beyond any direct exposure the Portfolio may have to issuers located in these countries. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.

The Global Secured Options Portfolio and Disciplined International Equity Portfolio may invest in emerging market countries. The risks described above apply to an even greater extent to investments in emerging market countries. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging market countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries. Developing countries may impose restrictions on a Portfolio’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio.

Economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed, threatened or negotiated by the countries with which they trade.

Economies of emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.

Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce the Portfolios’ income from investments in securities or debt instruments of emerging country issuers.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.

In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

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Lastly, emerging market countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Portfolios to suffer a loss of any or all of its investments (or, in the case of fixed- income securities, interest) in emerging market countries.

Forward Foreign Exchange Contracts

The Global Secured Options Portfolio and Disciplined International Equity Portfolio may enter into forward foreign exchange contracts, but such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.

Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC such as the New York Mercantile Exchange. The Portfolios would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as permitted by regulations which permit principals of an investment company registered under the Commodity Exchange Act, as amended, to engage in such transactions without registering or being regulated as commodity pool operators.

Forward foreign currency exchange contracts allow a Portfolio to hedge the currency risk of portfolio securities denominated in a foreign currency. This method of protecting the value of a Portfolio’s investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Additionally, investments in foreign currency exchange contracts involve other risks similar to those accompanying direct investments in foreign securities.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Illiquid Investments

The Portfolios will not invest more than 15% of their respective net assets in investments that are illiquid. These investments are subject to the risk that should a Portfolio need to dispose of such investments, there may not

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be a ready market or the Portfolio may have to sell such investments at an undesirable price. Illiquid investments are any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (including repurchase agreements in excess of seven days).

Pursuant to Rule 22e-4 under the 1940 Act, the Portfolios have established a liquidity risk management program. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required, to the SEC.

Indexed Securities

An indexed security is an instrument whose price is indexed to the price of another security, security index, currency, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Initial Public Offerings

An initial public offering (“IPO”) is a company’s first offering of stock to the public. The Equity Income Portfolio, Global Secured Options Portfolio, Secured Option Portfolio, Small Cap Equity Portfolio and Strategic Equity Portfolio may invest in IPOs.

An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

When a Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investments in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the portfolio turnover and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Portfolio’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks

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of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Interest Rate Risks

The Portfolios may invest in fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and, conversely, decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks. The risks associated with changing interest rates are heightened under current market conditions given that interest rates in the United States and many other countries have fluctuated in recent periods and may continue to change in the foreseeable future. If interest rates are raised again in the future, a Portfolio’s yield may not increase proportionately, and the maturities of fixed-income securities that have the ability to be prepaid or called by the issuer may be extended. Changes in market conditions and government action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed-income securities could be swift and significant, potentially negatively impacting the Portfolio’s performance. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. Substantial redemptions from bond and other income funds may worsen that impact. Dividend paying and other types of equity securities also may be adversely affected from an increase in interest rates.

Investment Company Securities

Each Portfolio may invest in securities issued by other open-end or closed-end investment companies, including ETFs. Each Portfolio may invest in securities issued by such other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Portfolio’s investment in such securities currently is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits a Portfolio to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Portfolio’s investment objective. As a shareholder of another mutual fund, a Portfolio would bear its pro rata portion of the other investment company’s advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations. Furthermore, the investment company securities in which a Portfolio invests may decline in value. The SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Portfolios to invest in other investment companies beyond the statutory limits, subject to certain conditions. Pursuant to Rule 12d1-4 and procedures approved by the Board, certain Portfolios may invest in certain ETFs in excess of the limits described above, provided that the Glenmede Fund complies with Rule 12d1-4 and any other applicable investment limitations.

Each Portfolio’s shares may be purchased by other investment companies, including other Portfolios of the Fund. An investment company’s shares purchased by a Portfolio would be limited to 10% of the outstanding voting securities of the acquired investment company. For so long as a Portfolio invests in or accepts investments by other affiliated investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

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Real Estate Investment Trusts

Each Portfolio may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires) and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

Options

Purchasing Put and Call Options. The Global Secured Options Portfolio may purchase put and call options on any securities in which it may invest and on securities indices. An option is a contract giving its owner the right, but not the obligation, to buy (call) or sell (put) a specified instrument at a fixed price during a specified period. Options have various types of underlying instruments, including specific securities and indices of securities prices. Futures contracts may underlay options written by the Global Secured Options Portfolio.

By purchasing a put option, the purchaser obtains the right to sell the option’s underlying instrument at a fixed strike price within a specified time period. In return for this right, the purchaser pays the current market price (premium) for the option. The purchaser may terminate its position in a put option by allowing it to expire or by

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exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities or index. A Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying instrument decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or will suffer a loss on the premium paid for the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price within a specified time period. A Portfolio normally purchases call options in anticipation of an increase in the market value of the underlying instrument. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or will suffer a loss on the premium paid for the call option.

Writing Put and Call Options. The Global Secured Options Portfolio may write covered put and call options on any securities in which it may invest and on securities indices. The writer (seller) of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for or purchase the option’s underlying instrument if the other party to the option chooses to exercise it within a specified time period. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price change.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option within a specified time period. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the change in the market value of the underlying security during the option period determine the gain or loss realized by the seller. If a Portfolio writes a call option on a security it does not hold and the option is exercised by the buyer, the Portfolio will temporarily be in a short position until the underlying security is purchased and delivered to the buyer.

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Options on Securities Indices. The Global Secured Options Portfolio may write (sell) and buy options on securities indices. An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 500® Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally. A Portfolio will purchase and sell put and call options on securities indices for the same purposes as it will purchase and sell options on individual securities.

A Portfolio can execute a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index (to the extent movements in the Portfolio’s securities portfolio are positively correlated with the value of the index underlying the option), and by the opportunity to realize additional premium income from selling a new option.

When a Portfolio sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Portfolio establishes an escrow account. The Glenmede Fund’s custodian (or a securities depository acting for the custodian) acts as the Glenmede Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Portfolio (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Portfolio enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Portfolio. The Portfolio may enter into similar collateral arrangements with the counterparty when it sells over the counter index call options.

The purchaser of an index call option sold by a Portfolio may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the Portfolio has liquid assets sufficient to satisfy the exercise of the index call option, the Portfolio would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Portfolio is able to sell the securities. If the Portfolio fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of the portfolio securities and thereby incurring interest charges. If trading is interrupted on the index option markets, the Portfolio would not be able to close out its option positions.

Each Portfolio reserves the right to modify its coverage policies in the future to comply with any changes in positions from time to time articulated by the SEC or its staff.

Combined Positions. The Global Secured Options Portfolio may use combined positions. A combined position involves purchasing and writing options in combination with each other, or, in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-the-Counter Options. The Global Secured Options Portfolio may use combined OTC options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer

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greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are not subject to the same type of government regulation as exchange-traded options, and many of the protections afforded to participants in a regulated environment may not be available in connection with the OTC transactions.

Swaps. The Global Secured Options Portfolio may enter into swaps, including security-based swaps (herein, “swaps”), for hedging purposes or to seek to increase total return. In a standard swap transaction, two parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on particular assets, which may be adjusted for transaction costs, interest payments, dividends paid on the referenced assets or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the assets. The agreement can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. For example, index swaps involve the exchange by a party with another party of the respective amounts payable with respect to the notional principal amount at interest rates equal to specified indices; interest rate swaps involve the exchange by a party with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments; and equity swaps are generally contracts that obligate one party to pay the positive return and the other party to pay the negative return on a specific security or basket of securities.

Under a swap, payments may be made at the conclusion of the swap or periodically during its term. Normally, however, the Advisor may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Portfolio’s accrued obligation under the swap.

A Portfolio will generally enter into swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap contract or periodically during its term. Since swaps normally do not involve the delivery of securities or other underlying assets, the risk of loss with respect to swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes, the Portfolio and the Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Futures Contracts. The Global Secured Options Portfolio may purchase futures contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the purchaser’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When selling a futures contract, by contrast, the value of the futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. However, there is a risk that the price behavior of the futures contract may not correlate with that of the instrument being hedged.

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Options on Futures Contracts. The Global Secured Options Portfolio may transact in options on futures contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. The potential for loss related to writing options is unlimited.

Risks of Futures Contracts. While the Global Secured Options Portfolio may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if a Portfolio had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Portfolio may be exposed to additional risk of loss. The loss incurred by a Portfolio in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. In addition, futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Portfolio.

In addition, there is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value.

The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the Disciplined International Equity Portfolio and Disciplined U.S. Small Cap Equity Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The Disciplined International Equity Portfolio will generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

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In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price.

If the seller defaults on its repurchase obligation, a Portfolio holding such obligation will suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid investments.

Reverse Repurchase Agreements

The Disciplined International Equity Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, a Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act. Rule 18f-4 under 1940 Act permits a Portfolio to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Portfolio either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivative transactions under Rule 18f-4.

A Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed.

Securities Lending

Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need

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to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Advisor in making decisions with respect to the lending of securities, subject to review by the Board.

When lending portfolio securities, the securities may not be available to a Portfolio on a timely basis. Therefore, a Portfolio may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral if the value of the collateral decreases below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, if a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action. A Portfolio may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. A Portfolio may, from time to time, pay negotiated fees in connection with the lending of securities. State Street Bank and Trust Company (“State Street”) serves as the Fund’s securities lending agent. For these services, the lending agent receives a fee based on the income earned on a Portfolio’s investment of cash received as collateral for the loaned securities, a portion of any loan premium paid by the borrower, and reimbursement of expenses advanced as a result of a Portfolio’s securities lending activities, if any.

The lending agent may, on behalf of the Portfolios, invest the cash collateral received in short-term money market instruments, including commercial paper, money market mutual funds, certificates of deposit, time deposits and other short-term bank obligations, securities issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements and other highly rated liquid investments. These investments may include mutual funds, with respect to which State Street and/or its affiliates provide investment management or advisory, trust, custody, transfer agency, shareholder servicing and/or other services for which they are compensated.

U.S. Government Obligations

The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Please refer to Appendix A for further information about U.S. Government obligations.

“When Issued,” “Delayed Settlement” and “Forward Delivery” Securities

Each Portfolio may purchase and sell securities on a “when issued,” “delayed settlement” or “forward delivery” basis. “When issued” or “forward delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus two business days. “Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future.

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A Portfolio will engage in “when issued” transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in “when issued,” “delayed settlement” or “forward delivery” transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio’s “when issued,” “delayed settlement” and “forward delivery” commitments are not expected to exceed 30% of its total assets absent unusual market circumstances. Subject to the Delayed-Settlement Securities Provision of Rule 18f-4 and consistent with the requirements discussed under “Derivative Instruments,” above, each Portfolio will only sell securities on a when issued, delayed settlement or forward delivery basis to offset securities purchased on a when-issued, delayed settlement or forward delivery basis.

Securities purchased or sold on a “when issued,” “delayed settlement” or “forward delivery” basis are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed settlement transactions, a Portfolio relies on the seller to complete the transaction; the seller’s failure to do so may cause a Portfolio to miss an advantageous price or yield.

PRICE OF PORTFOLIO SHARES

The NAV per share of each class of shares of each Portfolio is determined by dividing the total market value of its investments and other assets, less liabilities allocated to that share class, by the total number of its shares outstanding of that class.

Equity securities and options listed on a U.S. securities exchange, including ETFs, for which quotations are readily available are valued at the last quoted sale price as of the close of the exchange’s regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. If no sales are reported, listed options are valued at the mean of the bid and ask price. Investments in open-ended investment companies are valued at their respective NAVs as reported by such companies.

Marketable fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the OTC market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. NAV includes interest on fixed-income securities which is accrued daily. In addition, bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when a Portfolio’s advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The matrix pricing method values securities by reference to prices of comparable securities obtained from sources the Portfolio’s advisor deems accurate and reliable. Debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. For the Global Secured Options Portfolio and Disciplined International Equity Portfolio, if a subsequent occurrence, based on the movement of an index, is believed to have changed such value, however, the Fund may use a fair valuation model to value those securities in order to adjust for events which

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may occur between the close of the foreign exchanges and the close of the NYSE. Foreign securities for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board. Foreign securities may trade on days when shares of a Portfolio are not priced; as a result, the NAV of shares of such Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

When market quotations are unavailable or when events occur that make established valuation methods unreliable, the Portfolios’ investments will be valued at fair value as determined in good faith using methods determined by the Board. The Board has designated the Advisor to serve as the valuation designee (in such capacity, the “Valuation Designee”) with respect to the Portfolios’ securities for which valuations are not readily available. The Valuation Designee works with State Street Bank and Trust Company, the Fund’s custodian, to regularly test the accuracy of the fair value prices by comparing them with values that are available from other sources. At each regularly scheduled Board meeting, a report by the Valuation Designee is submitted describing any security that has been fair valued and the basis for the fair value determination.

PURCHASE OF SHARES

The purchase price of shares of each class of a Portfolio is the NAV next determined after receipt of the purchase order by the particular Portfolio. It is the responsibility of The Glenmede Trust Company, N.A., the parent company of the Advisor (“Glenmede Trust”), the Advisor or certain approved brokers, employee benefit plans or other institutions to transmit orders for share purchases to State Street, the Fund’s transfer agent, and to deliver, or provide instructions to investors for the delivery of, required funds to State Street, the Fund’s custodian, on a timely basis.

Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Portfolio, (iii) to reduce or waive the minimum for initial and subsequent investments, from time to time and (iv) to close at any time to new investments or to new accounts.

At the discretion of the Fund, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meets the Portfolio’s investment objective and policies.

REDEMPTION OF SHARES

Redemption proceeds are normally paid in cash, although the Fund has elected to be governed by Rule 18f-1 under the 1940 Act which permits them to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio’s NAV, whichever is less, within a 90-day period or, subject to the approval of the Board, in other circumstances identified by the Advisor. Any additional redemption proceeds would be made in readily marketable securities.

PORTFOLIO TURNOVER

The Disciplined International Equity Portfolio, Disciplined U.S. Small Cap Equity Portfolio and Global Secured Options Portfolio may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. The other Portfolios will not normally engage in short-term trading, but reserve the right to do so. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of

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specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment. The Portfolios are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio’s investment objective and policies.

The portfolio turnover rate disclosed in the financial highlights for the Global Secured Options Portfolio for the fiscal year ended October 31, 2024 was lower than the prior year because all trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy on selective disclosure of portfolio holdings (including, but not limited to, portfolio securities holdings, asset allocations, sector allocations, and other portfolio holdings statistics, collectively referred to herein as “portfolio holdings”). The policy provides that neither the Fund, nor its advisor, administrator, transfer agent nor distributor (each, a “Fund Service Provider”) will disclose the Fund’s portfolio holdings to any person other than in accordance with the policy. Under the policy, neither the Fund, any Fund Service Provider, nor any of their affiliated persons may receive any compensation in any form, whether in cash or otherwise, in connection with the disclosure of portfolio holdings. A Fund Service Provider may provide portfolio holdings to third parties if such information has been included in the Fund’s public filings as required by the SEC or other filings, reports or disclosure documents as the SEC or other applicable regulatory authorities may require. The Advisor may post the following portfolio holdings on its website or any website maintained for the Fund or otherwise in a manner available to all shareholders: (1) no earlier than ten calendar days after the end of each month, the month-end top-ten portfolio holdings; and/or (2) no earlier than ten calendar days after the end of each calendar quarter, the complete quarter-end portfolio holdings. This information may then be separately provided to any person commencing the day after it is first published on the website. Such information shall remain available on the website at least until the Fund file with the SEC their annual/semi-annual shareholder report that includes such period or its report on Form N-PORT for the last month of the Fund’s first or third fiscal quarters.

Portfolio holdings information that is not filed with the SEC or not otherwise required to be disclosed by the SEC or other applicable regulatory authorities, may be provided to third parties only if the Fund has a legitimate business purpose for doing so, the third-party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In order to ensure that the disclosure of the Fund’s non-public portfolio holdings is in the best interests of the Fund’s shareholders and to avoid any potential or actual conflicts of interest with the Fund Service Providers or other affiliated persons, disclosure to such third parties must be authorized by the Fund’s President and approved in advance by the Board. Under the policy, the Board is to receive information, on a quarterly basis, regarding any disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. Such authorization, pre-approval and reporting is not required for disclosure by the Fund’s administrator to providers of auditing, custody, proxy voting and other services to the Fund, as well as rating and ranking organizations. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

Under the policy, the Fund’s President has authorized the release of information regarding the Fund’s portfolio holdings on a daily basis to providers of auditing, custody, proxy voting, legal and other services to the Fund, currently including:

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(i)	State Street, in connection with the provision of services as the Fund’s custodian, administrator, transfer agent, securities lending agent and short sales lending agent;

(ii)	Third-party providers of proxy voting services, such as Institutional Shareholder Services Inc. (“ISS”) and mailing services such as Broadridge Financial Solutions, Inc. (“Broadridge”);

(iii)	Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, in connection with the provision of services related to the audit of the Fund’s financial statements and certain non-audit services;

(iv)	Third-party providers of pricing/analytical/reconciliation services, such as FT Interactive Data Corporation, FactSet, Bloomberg Valuation Service (BVAL) and Electra Information Systems;

(v)	Ratings and ranking organizations, such as Morningstar, Inc. and Lipper/Thomson Reuters;

(vi)	Faegre Drinker Biddle & Reath LLP, in connection with the provision of services as legal counsel to the Fund;

(vii)	Foreside Financial Group, LLC in connection with the provision of services related to the Fund’s compliance program;

(viii)	Barclays Capital Inc., BTIG LLC, J.P. Morgan Securities LLC and its affiliates, Goldman Sachs Execution and Clearing LP and Goldman, Sachs & Co., in connection with the performance of brokerage and options trading and related functions; and

(ix)	Third-party financial printers, such as Broadridge Financial Solutions.

INVESTMENT LIMITATIONS

Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio.

The Disciplined International Equity Portfolio will not:

(1)	invest in commodities or commodity contracts, except that the Portfolio may invest in futures contracts and options;

(2)	purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

(3)	make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers’ acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;
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(4)	purchase on margin or sell short, except as specified above in investment limitation (1);
(5)	purchase more than 10% of any class of the outstanding voting securities of any issuer;
(6)	issue senior securities, except that the Portfolio may borrow money in accordance with investment limitation below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;
(7)	borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);
(8)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio’s assets or the purchase of any securities on margin for purposes of this investment limitation;
(9)	underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio, securities subject to legal or contractual restrictions on resale;
(10)	invest for the purpose of exercising control over management of any company;
(11)	invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;
(12)	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities; and
(13)	write or acquire options or interests in oil, gas or other mineral exploration or development programs.
The Portfolio will not:
(14)	with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

If the Portfolio’s borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.

With respect to the Disciplined International Equity Portfolio, borrowings including reverse repurchase

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agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33⅓% of each Portfolio’s total net assets.

With respect to investment limitations (7) and (8), the Disciplined International Equity Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33⅓% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33⅓% of the value of its total assets to secure borrowings.

As a matter of policy, which may be changed by the Board for the Portfolio without shareholder approval, with respect to limitation (12), the Portfolios will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

The Disciplined U.S. Small Cap Equity Portfolio will not:

(1)	invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;
(2)	purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;
(3)	make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers’ acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;
(4)	purchase on margin or sell short, except as specified above in investment limitation (1);
(5)	purchase more than 10% of any class of the outstanding voting securities of any issuer;
(6)	issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;
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(7)	borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);
(8)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectuses and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio’s assets or the purchase of any securities on margin for purposes of this investment limitation;
(9)	underwrite the securities of other issuers or invest more than an aggregate of 15% of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio, securities subject to legal or contractual restrictions on resale;
(10)	invest for the purpose of exercising control over management of any company;
(11)	invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;
(12)	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s net assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities; and
(13)	write or acquire options or interests in oil, gas or other mineral exploration or development programs.
The Portfolio will not:
(14)	with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

If the Portfolio’s borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.

Borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33⅓% of each Portfolio’s total net assets.

In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

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With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

The Global Secured Options Portfolio will not:

(1)	invest in commodities or commodity contracts, except that the Portfolio may invest in futures contracts, options, swaps and other derivative instruments;
(2)	purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;
(3)	make loans, except (1) by purchasing bonds, debentures or similar obligations (including repurchase agreements and money market instruments, including bankers’ acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;
(4)	purchase more than 10% of any class of the outstanding voting securities of any issuer;
(5)	issue senior securities to the extent such issuance would violate applicable law;
(6)	borrow money, except (1) as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements, and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation), (2) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (3) the Portfolio may purchase securities on margin to the extent permitted by applicable law. Derivative transactions such as options, futures contracts and swaps are not considered to involve borrowings of money and are not subject to these restrictions;
(7)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with futures, swaps, put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis or other permitted investment techniques and collateral arrangements with respect to initial or variation margin for such transactions will not be deemed to be pledges or other encumbrance of the Portfolio’s assets or the purchase of any securities on margin for purposes of this investment limitation;
(8)	invest for the purpose of exercising control over management of any company;
(9)	invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;
(10)	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations
29

issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

(11)	invest in interests in oil, gas or other mineral exploration or development programs;
(12)	with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities); and
(13)	underwrite the securities of other issuers, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

As a matter of policy which may be changed by the Board without shareholder approval, the Portfolio will not invest more than an aggregate of 15% of the net assets of the Portfolio, at the time of purchase, in illiquid securities.

In addition, with respect to investment limitation (10), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

With regard to limitation (11), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction except as to limitations on borrowings.

MANAGEMENT OF THE FUND

The Fund’s officers, under the supervision of the Board, manage the day-to-day operations of the Fund. The Board members set broad policies for the Fund and choose its officers. The Fund’s Board member holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re- election of such member and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the Board or shareholders. The Fund’s officers are elected by the Board and hold office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

Board Members and Officers

The following is a list of the Board members and officers of the Fund, their ages, their principal occupations during the past five years, the number of currently-offered portfolios that they oversee in the Fund’s complex, and other directorships they hold. The Fund is considered to be a member of the same fund complex as the Glenmede Portfolios, as defined in Form N-1A under the 1940 Act. Unless otherwise indicated below, the address of each Board member and officer is c/o Glenmede Investment Management LP, 1650 Market Street, Suite 4000, Philadelphia, PA 19103.

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Name and Year of Birth	Positions with the Fund and Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Interested Directors(1)
Susan W. Catherwood Year of Birth: 1943	Director of Glenmede Fund (since February 2007)	Director (since 1988) and Member of the Investment Review/ Relationship Oversight Committee (since 2001), Compensation Committee (since 1993) and Nominating Committee (since 2018), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Board Member, Monell Chemical Senses Center; Director: Thomas Skelton Harrison Foundation and The Catherwood Foundation; Fellow and serves on Finance and Investment Committees, and former Board member, College of Physicians of Philadelphia; Former Member and Chair, The Women’s Committee and Penn Museum Board of Overseers of the University of Pennsylvania; Former Board Chair, University of Pennsylvania Health System (1991-1999).	14	None
Mary Ann B. Wirts Year of Birth: 1951	Director of Glenmede Fund (since June 2020)	Managing Director and Chief Administrative Officer of Glenmede Trust (until 2020); Managing Director and Chief Administrative Officer of Glenmede Investment Management LP (2006-2020); First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006).	14	None

(1)	Interested Directors are those Directors who are “interested persons” of the Fund as defined in the 1940 Act. Susan W. Catherwood and Mary Ann B. Wirts are considered to be “interested” Director of the Fund because of their current or prior affiliations with Glenmede Trust, the parent company of the Fund’s investment advisor, GIM, and/or their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.
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Name and Year of Birth	Positions with the Fund and Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Independent Directors (2)
Andrew Phillips Year of Birth: 1962	Director of Glenmede Fund (since September 2022)	Adjunct Professor - College of Management (since 2021), Long Island University; Senior Performance Officer (2013 - 2015), Global Head of Institutional and Alternatives Product Strategy (2012 - 2013), Global Chief Performance Officer (2010 - 2012), Global Chief Operating Officer (2007 - 2010) and Managing Director - Americas Fixed Income Executive Team, BlackRock, Inc.	14	None
H. Franklin Allen, Ph.D. Year of Birth: 1956	Director of Glenmede Fund (since March 1991)	Vice Dean Research and Faculty of the Imperial College Business School (since 2019), Professor of Finance and Economics and Executive Director of the Brevan Howard Centre for Financial Analysis at the Imperial College London (since 2014); Professor Emeritus of Finance, The Wharton School of The University of Pennsylvania since June 2016; Professor of Finance and Economics (1990-1994); Vice Dean and Director of Wharton Doctoral Programs (1990-1993); Employed by The University of Pennsylvania (from 1980-2016).	14	None
William L. Cobb, Jr. Year of Birth: 1947	Director of Glenmede Fund (since February 2007) Chairman of Glenmede Fund (since December 2021)	Former Executive Vice President and Former Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (1999-2014); Chair and Member, Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church (until 2013); Vice Chairman, J.P. Morgan Investment Management (1994 -1999).	14	Director, TCW Direct Lending LLC
Rebecca E. Duseau Year of Birth: 1963	Director of Glenmede Fund (since December 2023)	Cofounder and Chief Compliance Officer (since 2000), Adamas Partners, LLC (investment firm); Chair of Investment Advisory Board (since 2020) for Boston Family Advisors (multi-family office); Member of Investment Committees of Mass General Brigham (hospital) (since 2019) and Berklee School of Music	14	None
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Name and Year of Birth	Positions with the Fund and Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held During Past 5 Years
		(since 2019); Chair of the Investment Committee and Member of the Finance Committee, Museum of Science (since 2023).
Harry Wong Year of Birth: 1948	Director of Glenmede Fund (since February 2007)	Former Managing Director, Knight Capital Americas, L.P., an operating subsidiary of Knight Capital Group Inc. (investment banking) (2009 -2011); Managing Director, Long Point Advisors, LLC (business consulting) (2003 - 2012); Managing Director, BIO-IB LLC (healthcare investment banking) (2004-2009) Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct Faculty Member, Sacred Heart University (2003- 2007).	14	None

(2)       Independent Directors are those Directors who are not “interested persons” of the Fund as defined in the 1940 Act.

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Officers

Name, Address and Year of Birth	Positions Held with the Fund/Time Served	Principal Occupation(s) During Past 5 Years
Elizabeth A. Eldridge. 1650 Market Street, Suite 4000 Philadelphia, PA 19103 Year of Birth: 1977	President of Glenmede Fund since November 2024.	President of Glenmede Investment Management LP (since 2024). Managing Director, The Glenmede Trust Company, N.A. (2020).
Kimberly C. Osborne 1650 Market Street, Suite 4000 Philadelphia, PA 19103 Year of Birth: 1966	Executive Vice President of Glenmede Fund since December 1997; Assistant Treasurer of the Fund since December 2020.	Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers (until 2008). Employed by Glenmede Trust (1993-2008) and Glenmede Advisers (2000-2008).
Christopher E. McGuire 1650 Market Street, Suite 4000 Philadelphia, PA 19103 Year of Birth: 1973	Treasurer of Glenmede Fund since December 2019.	Director of Administration of Glenmede Investment Management LP (since October 2019); Managing Director, State Street Bank and Trust Company (from 2007- 2019).
Eimile J. Moore 3 Canal Plaza, Suite 100, 3rd Floor Portland, ME 04101 Year of Birth: 1969	Chief Compliance Officer of Glenmede Fund since December 2017.	Senior Principal Consultant (since 2011).
Joshua M. Lindauer 1177 Avenue of the Americas 41st Floor New York, NY 10036 Year of Birth: 1987	Secretary of Glenmede Fund since December 2024.	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (since 2024); Associate, Faegre Drinker Biddle & Reath LLP (2020-2024); Associate, Drinker Biddle & Reath LLP (law firm) 2017-2020.

The Board believes that each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity.

Among the attributes common to all Directors is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Advisor, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through such person’s business, consulting and/or academic positions; experience as a board member of the Fund, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director:

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H. Franklin Allen, Ph.D.:	Dr. Allen has substantial experience in the areas of finance and economics through his educational background and position for many years as a professor of finance and economics at The Wharton School of The University of Pennsylvania and most recently as Vice Dean of Research and Faculty of the Imperial College London Business School and Professor of Finance and Economics and Director of the Brevan Howard Centre for Financial Analysis at the Imperial College London.

Susan W. Catherwood:	Ms. Catherwood has substantial business, finance and investment management experience through her board and committee positions with the parent companies of the Advisor and her board and/or executive positions with academic entities, charitable foundations and companies.

William L. Cobb, Jr.:	Mr. Cobb has substantial investment management and business experience through his senior executive, chief investment officer and/or investment committee positions with private and non-profit entities, as a senior executive officer of a global investment management firm and most recently as a board member of a business development company.

Rebecca E. Duseau:	Ms. Duseau has substantial investment management, compliance, risk management and business experience as a co-founder and executive of an investment management firm.

Andrew Phillips:	Mr. Phillips has substantial investment management and business experience through his executive positions with a major investment management firm.

Mary Ann B. Wirts:	Ms. Wirts has substantial business, financial services and investment management experience through her senior executive positions with the Advisor and its parent companies.

Harry Wong:	Mr. Wong has substantial finance, investment banking and capital markets experience through his positions as an executive in investment banking businesses.

Specific details regarding each Director’s term of office as a Director with the Fund and principal occupations during at least the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged an investment adviser to manage its Portfolios on a day-to-day basis. The Board is responsible for overseeing the investment adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Charter and By-laws. The Board is currently composed of seven members, five of whom are Independent Directors. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Board may also meet via videoconference. The Board and the Independent Directors have access to the Fund’s Chief Compliance Officer (“CCO”), the Fund’s independent registered public accounting firm and independent legal counsel for consultation to assist them in performing their oversight responsibilities. As described below, the Board has established an Audit Committee, Valuation Committee, and Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

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The Board has appointed William L. Cobb, Jr., an Independent Director, to serve in the role of Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the investment adviser, other service providers, counsel and other Directors generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews its leadership structures during their periodic self-assessments and based on that review, has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview and it allocates areas of responsibility among committees of the Board and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of the Board’s and its committees’ various activities. Day-to-day risk management functions are included within the responsibilities of the investment adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The investment adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The investment adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Chief Financial Officer and CCO, and the investment adviser, to report to the full Board on a variety of matters at each regular meeting of the Board, including matters relating to risk management. The Board also receives reports from certain of the Fund’s other primary service providers on regular basis, including State Street as the Fund’s custodian, administrator, transfer agent and securities lending agent. The Fund’s CCO meets in executive session with the Board at each regularly scheduled meeting and meets separately with the Independent Directors at least annually to discuss relevant risk issues affecting the Fund. In addition, the CCO reports to the Chairman of the Audit Committee between meetings to discuss compliance related matters. The Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board and Independent Directors meet with the Fund’s independent legal counsel each quarterly meeting and have access to legal counsel for consultation concerning any issues that may occur between regularly scheduled meetings. The Board may, at any time and in their discretion, change the manner in which it conducts risk oversight.

Standing Board Committees

Dr. Allen and Messrs. Cobb, Phillips and Wong (Chairman) and Ms. Duseau serve on the Audit Committee of the Board. The Audit Committee operates under a written charter approved by the Board. The purpose of the Audit Committee includes overseeing the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements. Accordingly, the Committee assists the Board in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the independent accountants’ qualifications and independence; and (iii) the performance of the Fund’s internal audit function and independent accountants. The Audit Committees met three times during the fiscal year ended October 31, 2024.

Dr. Allen (Chairman) and Messrs. Cobb, Wong and Phillips and Ms. Duseau serve on the Nominating Committee of the Board. The Fund’s Nominating Committee, among other things, nominates persons to fill vacancies on the Board and Board Committees. The Nominating Committees will consider nominees recommended by shareholders.

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Recommendations should be submitted to the appropriate Nominating Committee in care of the Fund’s Secretary. The Nominating Committees met once during the fiscal year ended October 31, 2024.

Director Ownership of Fund Shares

The following table shows the Directors’ ownership of each Portfolio of the Fund and in all Portfolios of the Fund overseen by the Directors, as of December 31, 2024.

Name of Director	Dollar Range of Equity Securities in each Portfolio of the Fund	Aggregate Dollar Range of Equity Securities in All Portfolios in the Fund Complex
Interested Directors
Susan W. Catherwood	None	None
Mary Ann B. Wirts	None	None
Independent Directors
H. Franklin Allen, Ph.D.	None	None
William L. Cobb, Jr.	None	None
Rebecca E. Duseau	None	None
Andrew Phillips	None	None
Harry Wong	None	None

Remuneration of Board Members

The annual fee for each Board member, other than officers of the Advisor, is $104,000. In addition, to the annual fee, the Glenmede Fund pays each Board member, other than officers of the Advisor, $5,000 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, the Audit Committee Chairman receives an annual fee of $10,000 for his service as Chairman of the Audit Committee and the Chairman of the Board receives an annual fee of $15,000 for his service as Chairman of the Board. Each Director is also a Trustee of the Glenmede Portfolios, a Massachusetts business trust that does not currently offer any series. For their service on the Glenmede Portfolios’ Board, effective October 31, 2024, each Director receives an annual fee of $500 per year. Prior to October 31, 2024, each Director who served as a Trustee of Glenmede Portfolios received an annual fee of $6,000 per year. The officers of the Fund receive no compensation as officers from the Fund.

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Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 2024.

Name of Person Position *	Aggregate Compensation from Glenmede Fund	Aggregate Compensation from Glenmede Portfolios	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund Complex
Interested Directors
Susan W. Catherwood	$124,000	$6,000	None	None	$130,000
Mary Ann B. Wirts	$124,000	$6,000	None	None	$130,000
Independent Directors
H. Franklin Allen, Ph.D.	$124,000	$6,000	None	None	$130,000
William L. Cobb, Jr.	$140,918	$6,000	None	None	$146,918
Rebecca E. Duseau	$125,765	$6,000	None	None	$131,765
Andrew Phillips	$124,954	$6,000	None	None	$130,954
Harry Wong	$134,930	$6,000	None	None	$140,930

*       Compensation includes reimbursement of out-of-pocket expenses incurred in attending Board meetings, where applicable.

**       Includes $6,000 annual fee for service on the Board of Trustees of Glenmede Portfolios.

Code of Ethics

The Fund and the Advisor have each adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Advisor has adopted its own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Advisor and its affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

GIM, with principal offices at One Liberty Place, 1650 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, currently serves as the investment advisor to each Portfolio. GIM, a limited partnership, is wholly-owned by Glenmede Trust. As of December 31, 2024, GIM and its affiliated companies had approximately $46.8 billion in assets in the accounts for which they serve in various capacities, including as executor, trustee or investment advisor.

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The Investment Advisory Agreement will continue in effect from year to year provided its continuance is approved annually (i) by the holders of a majority of each Portfolio’s outstanding voting securities or by the Board and (ii) by a majority of the Directors who are not parties to each Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days’ written notice by any such party and will terminate automatically if assigned.

The names and position with GIM of the principal executive officers and each director of GIM are as follows. The address for each is c/o GIM, One Liberty Place, 1650 Market Street, Suite 4000, Philadelphia, PA 19103.

Name	Position with GIM
Peter J. Zuleba	Managing Director and Chief Executive Officer
Raj Tewari	Managing Director and Chief Operating Officer
Elizabeth A. Eldridge	Managing Director and President
John F. McCabe	Managing Director and General Counsel

GIM is wholly-owned by Glenmede Trust as both its only limited partner and as the sole owner of GIM’s only general partner, Gatepost Partners, LLC. Glenmede Trust, a nationally-chartered trust company, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. Glenmede Trust is a wholly-owned subsidiary of The Glenmede Corporation. Glenmede Trust, Gatepost Partners, LLC and The Glenmede Corporation are located at One Liberty Place, 1650 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103.

The Portfolios pay management fees to the Advisor for its investment advisory services, calculated daily and paid monthly, at the following annual percentage rates of the Portfolio’s average daily net assets, as shown in the following table:

Portfolio	Percentage of Average Daily Net Assets
Disciplined U.S. Small Cap Equity Portfolio	0.55%[1]
Disciplined International Equity Portfolio	0.55%[2,3]
Global Secured Options Portfolio	0.55%[2]

[1]	The Advisor has contractually agreed, until at least May 5, 2026, to waive all or a portion of its investment advisory fees and/or reimburse expenses (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) to the extent that the Disciplined U.S. Small Cap Equity Portfolio’s total annual operating expenses for Institutional Shares, as a percentage of such Portfolio’s average daily net assets attributable to Institutional Shares, exceed 0.65% of such Portfolio’s average daily net assets. The Advisor is not entitled to collect or make a claim for waived fees or reimbursed expenses at any time in the future. You will be notified if the waivers are discontinued after that date.

[2]	The Advisor has contractually agreed, until at least May 5, 2026, to waive all or a portion of its investment advisory fees and/or reimburse expenses (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) to the extent that the Disciplined International Equity and Global Secured Options Portfolios’ total annual operating expenses for Institutional Shares, as a percentage of such Portfolio’s average daily net assets attributable to Institutional Shares, exceed 0.65% of such Portfolio’s average daily net assets attributable to Institutional Shares. The Advisor is not entitled to collect or make a claim for waived fees or reimbursed expenses at any time in the future. You will be notified if the waivers are discontinued after that date.
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[3]	Prior to May 5, 2025, the investment advisory fee for the Disciplined International Equity Portfolio was 0.75%.

The following table sets forth the total management fees paid by each Portfolio over the past three fiscal years.

Portfolio	Total Management Fees for Fiscal Year ended October 31, 2024	Total Waived/ Reimbursed for Fiscal Year ended October 31, 2024	Total Management Fees for Fiscal Year ended October 31, 2023	Total Waived/ Reimbursed for Fiscal Year ended October 31, 2023	Total Management Fees for Fiscal Year ended October 31, 2022	Total Waived/ Reimbursed for Fiscal Year ended October 31, 2022
Disciplined U.S. Small Cap Equity Portfolio	$10,577	$(53,827)	$ 8,457	$ (33,923)	$	$ (39,523)
Disciplined International Equity Portfolio	$195,348	$(95,449)	$ 178,220	$ (75,745)	$ 227,352	$ (81,426)
Global Secured Options Portfolio	$123,744	$(53,636)	$ 122,156	$ (33,774)	$ 102,596	$ (40,826)

Additionally, many shareholders in the Portfolios may be clients of Glenmede Trust or an Affiliate and, as clients, pay fees which vary depending on the capacity in which Glenmede Trust or an Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory, and custodian services. For example, for advisory services, Glenmede Trust charges its clients up to 1% on the first $3 million of principal, 0.75% on the next $2 million of principal, and 0.50% on the next $15 million of principal. An additional 0.25% administrative service fee is charged on accounts below $3 million. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

Portfolio Managers

Set forth below is information regarding the individuals identified in the Fund’s Prospectuses as primarily responsible for the day- to- day management of the Fund’s Portfolios (“Portfolio Managers”).

As of October 31, 2024, the Portfolio Managers were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

Glenmede Investment Management LP	Type of Accounts	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Performance-Based Advisory Fees	Total Assets Managed with Performance-Based Advisory Fees
Vladimir de Vassal	Registered Investment Companies	None	$0	None	0
	Other Pooled Investment Vehicles	1	$10,575,807	None	0
	Other Accounts	520	$1,103,726,003	None	0
Paul T. Sullivan	Registered Investment Companies	None	$0	None	0
	Other Pooled Investment Vehicles	1	$10,575,807	None	0
	Other Accounts	520	$1,103,726,003	None	0
Alexander R. Atanasiu	Registered Investment Companies	None	$0	None	0
	Other Pooled Investment Vehicles	1	$10,575,807	None	0
	Other Accounts	520	$1,103,726,003	None	0
Sean Heron	Registered Investment Companies	None	$0	None	0
	Other Pooled Investment Vehicles	None	$0	None	0
	Other Accounts	99	$85,098,223	None	0
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The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Portfolio(s) that he or she manages as of October 31, 2024:

Portfolio/Portfolio Manager	Dollar Range of Shares Beneficially Owned
Disciplined U.S. Small Cap Equity Portfolio
Vladimir de Vassal, CFA	$100,001-$500,000
Paul T. Sullivan, CFA	$10,001-$50,000
Alexander R. Atanasiu, CFA	$1-$10,000
Disciplined International Equity Portfolio
Vladimir de Vassal, CFA	$10,001-$50,000
Paul T. Sullivan, CFA	None
Alexander R. Atanasiu, CFA	None
Global Secured Options Portfolio
Sean Heron, CFA	None

The compensation package for the Portfolio Managers is comprised of a base salary, annual bonus and participation in a long-term equity plan of The Glenmede Corporation. The base salary is based on a combination of factors including the Portfolio Manager’s experience, expertise, and competitive market rates. The annual bonus payment is based on a combination of the annual pre-tax financial performance of The Glenmede Corporation, revenue generated from investment management fees and achievement of non-financial strategic goals. The Glenmede Corporation’s equity plan provides an opportunity for senior management to build equity in the parent company through options and restricted stock. Participation is based on position, experience and expertise.

The Portfolio Managers may manage other accounts with investment strategies similar to those of the Portfolios of the Fund, which may suggest the potential for conflicts of interests relating to cross trading, allocation of investment opportunities, and aggregation and allocation of trades. In addition, GIM may charge varying fees to different accounts managed by their respective Portfolio Managers. Shareholders should be aware that, as with any group of portfolios and accounts managed by an investment advisor pursuant to varying fee arrangements, including performance or other incentive-based fee arrangements, there is the potential for a conflicts of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with higher or incentive-based fee arrangements. However, the Fund does not anticipate that management by a Portfolio’s Portfolio Manager of other accounts with similar investment strategy or different fee arrangement would conflict with management of any of the Portfolios of the Fund because conflicts of interest of this type are minimized by GIM’s respective investment management decision-making process and trade allocation policy. In addition, the Fund has adopted policies limiting the circumstances under which cross-trades may be effected between the Fund’s Portfolios and another client account.

Transfer Agent, Dividend Paying Agent, Custodian and Administrator

State Street, with its primary place of business located at One Congress Street, Suite 1, Boston, MA 02114, serves as the Fund’s transfer agent, dividend paying agent, custodian and administrator.

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For its services, State Street is entitled to receive fees from the Fund based on a percentage of the daily net assets of all Portfolios of the Fund, which is allocated to each Portfolio based on its relative net assets, plus transaction charges for certain transactions and out-of-pocket expenses. Fees paid by the Fund to State Street for the past three fiscal years are shown in the following table.

Portfolio	October 31, 2024	October 31, 2023	October 31, 2022
Disciplined U.S. Small Cap Equity Portfolio	$ 27,641	$ 26,855	$ 32,723
Disciplined International Equity Portfolio	$ 39,730	$ 38,764	$ 39,778
Global Secured Options Portfolio	$ 51,910	$ 47,499	$ 48,043

State Street is also compensated for its services as the Fund’s securities lending agent and short sales lending agent and until December 2010, was also paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program.

Shareholder Servicing Plan

The Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan effective January 1, 1998, and most recently amended effective May 5, 2025 (collectively, the “Plans”), under which the Fund may pay, directly or indirectly, a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust and its affiliates) that are dealers of record or holders of record or which have a servicing relationship (“Servicing Agents”) with the record or beneficial owners of shares in each Portfolio. Under the Plans, Servicing Agents provide or arrange to provide shareholder support services to shareholders of the Portfolios. The fee, which is at an annual rate of 0.20% for Advisor Shares of each Portfolio. Prior to May 5, 2025, the fee was at an annual rate of 0.25% for Advisor Shares of the Disciplined International Equity Portfolio. As of the date of this SAI, the Institutional Share classes of the Disciplined U.S. Small Cap Equity Portfolio, Disciplined International Equity Portfolio and Global Secured Options Portfolio are not subject to the Plans and, accordingly, pay no shareholder servicing fees. All expenses incurred by a class of the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of that class of the particular Portfolio involved and will result in an equivalent increase to each Portfolio’s Total Annual Portfolio Operating Expenses. The Advisor and/or Glenmede Trust may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected institutions and other persons in connection with selling Portfolio shares and/or servicing of Portfolio shareholders and other accounts managed by the Advisor or Glenmede Trust.

The services provided by or arranged to be provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from shareholders and transmitting purchase and redemption orders to the transfer agent; providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Fund on behalf of shareholders; providing information periodically to shareholders showing their positions; arranging for bank wires; responding to shareholders’ inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by shareholders or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; or providing such other similar services as may be reasonably requested.

Glenmede Trust has entered into Agreements with the Fund and provides or arranges to provide shareholder support services to shareholders of the Portfolios listed below. Glenmede Trust can terminate or modify this arrangement at any time. Shareholder servicing fees paid to Glenmede Trust for the past three fiscal years are shown in the following table.

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Shareholder Servicing Plan

Glenmede Trust	October 31, 2024	October 31, 2023	October 31, 2022
Disciplined U.S. Small Cap Equity Portfolio	$3,846	$3,075	$2,996
Disciplined International Equity Portfolio	$65,116	$59,407	$75,784
Global Secured Options Portfolio	$44,998	$44,421	$37,308

Securities Lending

State Street serves as securities lending agent for the Portfolios, and in that role administers the Portfolios’ securities lending program pursuant to the terms of a Securities Lending Authorization Agreement entered into between Fund, on behalf of its Portfolios, and State Street.

For the fiscal year ended October 31, 2024, State Street, acting as securities lending agent, provided the following services to the Portfolios in connection with the Portfolios’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Portfolios; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Portfolios from borrowers; (vii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Glenmede Fund’s Securities Lending Authorization Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) maintaining such records as are reasonably necessary to account for loans that are made and the income derived therefrom; and (x) arranging for return of loaned securities to the Portfolios in accordance with the terms of the Securities Lending Authorization Agreement.

State Street receives as compensation for its services a portion of the amount earned by the Portfolios for lending securities.

For the fiscal year ended October 31, 2024, each Portfolio’s gross income received for securities lending activities, the fees and/or compensation paid by each Glenmede Fund Portfolio for securities lending activities, and the net income earned by each Glenmede Fund Portfolio for securities lending activities, were as follows:

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Fees and/or compensation paid for securities lending activities and related services

	Gross income from securities lending activities[1]	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Disciplined U.S. Small Cap Equity Portfolio	$ 0	$ 0	$ 0	$0.00	$0.00	$0	$0.00	$ 0	$ 0
Disciplined International Equity Portfolio	$ 0	$0	$ 0	$0.00	$0.00	$0	$0.00	$ 0	$0
Global Secured Options Portfolio*	$ 0	$ 0	$ 0	$0.00	$0.00	$0	$0.00	$ 0	$ 0

*	The Global Secured Options Portfolio did not participate in the securities lending program during the fiscal year ended October 31, 2024.

Distributor

Shares of the Fund are distributed continuously and are offered without a sales load by Quasar Distributors, LLC (“Quasar Distributors”), 3 Canal Plaza, Suite 100, Portland, ME 04101, pursuant to Distribution Agreements between the Fund and Quasar Distributors. Quasar Distributors receives no fee from the Fund for its distribution services.

Currently, the Advisor pays Quasar Distributors’ fees and out-of-pocket expenses for the distribution services Quasar Distributors provides to the Portfolios.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm and will audit their financial statements annually.

Counsel

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Fund.

Reports

Shareholders will receive tailored shareholder reports that present information for the relevant share class of a Portfolio that they hold. The tailored shareholder reports will be provided to Portfolio shareholders for the annual and semi-annual periods.

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PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and directs the Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under each Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to a Portfolio and the Advisor’s other clients. The distribution of orders among brokers and the commission rates paid by the Portfolios of the Glenmede Fund are reviewed periodically by the Board.

The Funds are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents that the Portfolios have acquired during the Funds’ most recent fiscal year. As of the fiscal year ended October 31, 2024, the Portfolios did not hold securities of their regular broker/dealers.

During the fiscal years ended October 31, 2024, 2023 and 2022, the Portfolios paid brokerage commissions as follows:

Portfolio	October 31, 2024	October 31, 2023	October 31, 2022
Disciplined U.S. Small Cap Equity Portfolio	$6,805	$5,728	$4,629
Disciplined International Equity Portfolio	$14,844	$12,864	$21,523
Global Secured Options Portfolio	$7,996	$10,348	$12,816

Significant changes in brokerage commissions paid by a Portfolio from year to year have been due to changing asset levels and/or portfolio turnover.

To the extent that a Portfolio effects brokerage transactions with a broker/dealer affiliated directly or indirectly with the Fund, the investment advisers or Quasar Distributors, such transactions will be effected in compliance with applicable law.

Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Advisor. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

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The discussions of the Federal tax consequences in the Prospectuses and this SAI are based on the Code, and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

Each Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Portfolio must meet three important tests each year.

First, each Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Portfolio intends to comply with these requirements. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year a Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Taxation of Certain Investments

The tax principles applicable to transactions in certain financial instruments, such as futures contracts and

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options, that may be engaged in by a Portfolio, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

Capital Loss Carryforwards

The following Portfolios have available capital loss carryforwards as of October 31, 2024 that may be carried forward indefinitely retaining their tax character to offset future net capital gains to the extent permitted by the Code and applicable tax regulations as follows:

Portfolio	Unlimited (Short Term)	Unlimited (Long Term)
Global Secured Options Portfolio*	$4,861,326	$1,471,257

*	Utilization of the capital loss carryforwards of the Global Secured Options Portfolio is severely limited currently and in future years pursuant to Internal Revenue Code Section 382.

Special Considerations Regarding Investment in Options and Futures

The Global Secured Options Portfolio expects to purchase and to sell various call options and put options. In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. That gain or loss generally will be short-term or long-term depending on the holding period of the underlying stock. If a put option written by a Portfolio is exercised and the Portfolio purchases the underlying stock, that purchase does not give rise to any gain or loss at that time and the Portfolio’s basis in the stock will generally equal the exercise price of the put option reduced by the premium the Portfolio received for writing the option. Gain or loss with respect to any termination of the Portfolio’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by the Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

A Portfolio’s writing of covered call options, and a Portfolio’s holding of certain other offsetting positions, may in turn trigger the Federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules. The holding period on stock underlying covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus the straddle rules and the rules governing qualified covered calls could cause gains

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that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 50% dividends received deduction for Portfolio shareholders that are corporations.

The tax treatment of certain futures contracts which may be entered into by the Global Secured Options Portfolio as well as listed non-equity options which may be written or purchased by a Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from those contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by the Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

In addition to the special rules for options and futures transactions, the Global Secured Options Portfolio’s transactions in other derivatives (for example, forward contracts and swap agreements) as well as any of its other hedging transactions, may be subject to one or more special tax rules (including the notional principal contract, constructive sale, wash sale and short sale rule). These rules may affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains by the Portfolio, defer losses of the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service with respect to these rules (which determination or guidance could be retroactive) may affect whether the Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

State and Local Taxes

Although each Portfolio intends to qualify as a regulated investment company and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

GENERAL INFORMATION

Description of Shares and Voting Rights

The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in the Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a

48

fractional vote for each fractional share held), then standing in his or her name on the books of the particular Portfolio. The Fund will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. The Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Portfolio. To the extent required by the undertaking, the particular Portfolio will assist shareholder communication in such matters.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, Rule 18f-2 also provides that the ratification of independent public accountants and the election of directors or trustees may be effectively acted upon by shareholders of the Fund voting without regard to the Portfolio.

Notwithstanding any provision of Maryland law requiring a greater vote of the Fund’s common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Fund’s Articles of Amendment and Restatement, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Fund entitled to vote thereon. Under Maryland law, the Board may liquidate a Portfolio or class without shareholder approval.

Certain Record Holders

To the Fund’s knowledge, the following shareholders held of record or beneficially owned 5% or more of the outstanding shares of the indicated Portfolio as of April 7, 2025. Any shareholder that owns more than 25% of the outstanding shares of a Portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the Portfolio or class. Shareholders controlling a Portfolio or class could have the ability to vote a majority of the shares of the Portfolio or class on any matter requiring approval of shareholders of the Portfolio or class.

Portfolio	Name and Address of Owner	Ownership Type	Percentage of Outstanding Shares
Disciplined International Equity Portfolio – Advisor Shares	Lauer & Co. c/o Glenmede Trust Co One Liberty Place 1650 Market ST STE 4000 Philadelphia, PA 19103	Record	70.12%
Disciplined International Equity Portfolio – Advisor Shares	Lauer & Co. c/o Glenmede Trust Co One Liberty Place 1650 Market ST STE 4000 Philadelphia, PA 19103	Record	27.90%
Global Secured Options Portfolio – Advisor Shares	Lauer & Co. c/o Glenmede Trust Co One Liberty Place 1650 Market ST STE 4000 Philadelphia, PA 19103	Record	13.04%
Global Secured Options Portfolio – Advisor Shares	John Hancock Trust Company LLC 200 Berkeley Street Boston, MA 02116	Record	6.15%
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Portfolio	Name and Address of Owner	Ownership Type	Percentage of Outstanding Shares
Disciplined U.S. Small Cap Equity Portfolio – Advisor Shares	Lauer & Co. c/o Glenmede Trust Co One Liberty Place 1650 Market ST STE 4000 Philadelphia, PA 19103	Record	88.53%
Disciplined U.S. Small Cap Equity Portfolio – Advisor Shares	Lauer & Co. c/o Glenmede Trust Co One Liberty Place 1650 Market ST STE 4000 Philadelphia, PA 19103	Record	10.12%

As of April 7, 2025, the Directors and officers of the Fund collectively owned less than 1% of the outstanding shares of each of the Fund’s Portfolios.

Dividends and Distributions

Each Portfolio’s policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the Global Secured Options Portfolio, Disciplined International Equity Portfolio and Disciplined U.S. Small Cap Equity Portfolio for the year ended October 31, 2024, and the financial highlights for each of the respective periods presented, appearing in the 2024 Annual Financial Statements, and the reports thereon of Cohen & Company, Ltd. the Fund’s independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. No other parts of the 2024 Annual Financial Statements are incorporated herein.

OTHER INFORMATION

The Fund’s Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

The third party marks appearing above are the marks of their respective owners.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

1 A long-term rating can also be used to rate an issue with short maturity.

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“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’ opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace

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periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the

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date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term obligation ratings provide Morningstar DBRS’ opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

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“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

h	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

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“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is

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payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’ quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

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APPENDIX B — PROXY VOTING PROCEDURES

Glenmede - Sustainability

2025 Policy Recommendations

Updated January 2025

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2025 GLENMEDE – SUSTAINABILITY PROXY VOTING GUIDELINES

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2025 GLENMEDE – SUSTAINABILITY PROXY VOTING GUIDELINES

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2025 GLENMEDE – SUSTAINABILITY PROXY VOTING GUIDELINES

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2025 GLENMEDE – SUSTAINABILITY PROXY VOTING GUIDELINES

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2025 GLENMEDE – SUSTAINABILITY PROXY VOTING GUIDELINES

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2025 GLENMEDE – SUSTAINABILITY PROXY VOTING GUIDELINES

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2025 GLENMEDE – SUSTAINABILITY PROXY VOTING GUIDELINES

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2025 GLENMEDE – SUSTAINABILITY PROXY VOTING GUIDELINES

General Guideline
Policy Implementation
Glenmede Policy Recommendation: Where ISS benchmark and Sustainability recommendations differ on an agenda item, enter Sustainability vote recommendation and rationale and check the Refer + box.
Leverage Sustainability policy recommendations in all other cases.
1.	Routine/Miscellaneous
Adjourn Meeting
Glenmede Policy Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
•	Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.
•	Vote against proposals if the wording is too vague or if the proposal includes “other business.”
Amend Quorum Requirements
Glenmede Policy Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:
•	The new quorum threshold requested;
•	The rationale presented for the reduction;
•	The market capitalization of the company (size, inclusion in indices);
•	The company’s ownership structure;
•	Previous voter turnout or attempts to achieve quorum;
•	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
•	Other factors as appropriate.
In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.
Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.
Amend Minor Bylaws
Glenmede Policy Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
Glenmede Policy Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.
Change Date, Time, or Location of Annual Meeting
Glenmede Policy Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

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Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.
Other Business
Glenmede Policy Recommendation: Vote against proposals to approve other business when it appears as voting item.
Audit-Related
Auditor Indemnification and Limitation of Liability
Glenmede Policy Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement--the degree to which these agreements impact shareholders’ rights;
•	The motivation and rationale for establishing the agreements;
•	The quality of the company’s disclosure; and
•	The company’s historical practices in the audit area.
Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Auditor Ratification
Glenmede Policy Recommendation: Vote for proposals to ratify auditors unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Shareholder Proposals Limiting Non-Audit Services
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of audit committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2.	Board of Directors
Voting on Director Nominees in Uncontested Elections
Four fundamental principles apply when determining votes on director nominees:
•
Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

•
Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non- binding), and tender offers where a majority of shares are tendered.

•
Composition: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

•
Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

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Glenmede Policy Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis):
Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structures
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A multi-class capital structure; and/or
•	A non–shareholder-approved poison pill.
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
•	The company has a poison pill with a deadhand or slowhand feature[2];
•	The board makes a material adverse modification to an existing pill[3], including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[3].
Vote case-by-case on nominees if the board adopts an initial short-term pill (with a term of one year or less) without shareholder approval, taking into consideration:
•	The trigger threshold and other terms of the pill;
•	The disclosed rationale for the adoption;
[1]
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]
If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Glenmede Policy will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[3]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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•
The context in which the pill was adopted, (e.g.) industry factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

•	A commitment to put any renewal to a shareholder vote; and
•	The company’s overall track record on corporate governance and responsiveness to shareholders; and
•	Other factors as relevant.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees2, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company’s ownership structure;
•	The company’s existing governance provisions;
•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees.
Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter;
•	Eliminated shareholders’ ability to amend bylaws;
•	Adopted a fee-shifting provision; or
•	Adopted another provision deemed egregious.
Problematic Governance Structure: For companies that hold or held their first annual meeting4 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
•	Supermajority vote requirements to amend the bylaws or charter;
•	A classified board structure; or
[4]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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•	Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights5.
Exceptions to this policy will generally be limited to:
•	Newly-public companies[6] with a sunset provision of no more than seven years from the date of going public;
•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
•	Situations where the unequal voting rights are considered de minimis; or
•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•	The presence of a shareholder proposal addressing the same issue on the same ballot;
•	The board’s rationale for seeking ratification;
•	Disclosure of actions to be taken by the board should the ratification proposal fail;
•	Disclosure of shareholder engagement regarding the board’s ratification request;
•	The level of impairment to shareholders’ rights caused by the existing provision;
•	The history of management and shareholder proposals on the provision at the company’s past meetings;
•	Whether the current provision was adopted in response to the shareholder proposal;
•	The company’s ownership structure; and
•	Previous use of ratification proposals to exclude shareholder proposals.
Restricting Binding Shareholder Proposals: Generally vote against or withhold from members of the governance committee if:
•
The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements, subject matter restrictions, or time holding requirement in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

[5]
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[6]	Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally, continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally, vote against or withhold from the members of the audit committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
•	The company receives an adverse opinion on the company’s financial statements from its auditor; or
•
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:
•
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the compensation committee and potentially the full board if:
•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders;
•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•	Any other relevant factors.

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Environmental, Social and Governance (ESG) Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
•	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks;
•	Failure to replace management as appropriate; or
•
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero
For companies that are significant greenhouse gas (GHG) emitters, through its operations or value chain8, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Glenmede Policy determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.
For 2025, minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with the policy):
•	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
•	Board governance measures;
•	Corporate strategy;
•	Risk management analyses; and
•	Metrics and targets
•	The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
•	The company has set a medium-term target for reducing its GHG emissions and the targets include scope 1, 2, and relevant scope 3 emissions.
•	The company has a decarbonization strategy in place, with a defined set of quantitative and qualitative actions to reach Net Zero targets.
Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.
[7]
Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

[8]	For 2025, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•
The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
•	The board failed to act on takeover offers where the majority of shares are tendered;
•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on compensation committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•	The company’s response, including:
•
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

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Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).
•
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally, vote against or withhold from individual directors who:
•	Sit on more than five public company boards; or
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[10].
Gender Diversity
Glenmede Policy Recommendation: Generally vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity11.
Racial and/or Ethnic Diversity
Glenmede Policy Recommendation: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members12.
Independence
Vote against or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per Glenmede Policy’s Classification of Directors) when:
•	Independent directors comprise 50 percent or less of the board;
•	The non-independent director serves on the audit, compensation, or nominating committee;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
[9]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
[10]
Although all of a CEO’s subsidiary boards will be counted as separate boards, Glenmede Policy will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[11]	Underrepresented gender identity includes directors who identify as women or as non-binary.
[12]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Glenmede Policy Classification of Directors – U.S.
1.	Executive Director
1.1.	Current officer[1] of the company or one of its affiliates[2].
2.	Non-Independent Non-Executive Director
Board Identification
2.1.	Director identified as not independent by the board.
Controlling/Significant Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Current Employment at Company or Partnership
2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.
Former Employment
2.5.	Former CEO of the company.[3],[4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years[4].
2.8.	Officer[1]of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]
Family Members
2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.
Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships
2.12.
Director who (or whose immediate family member[6]) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; either directly or is (or whose family member is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.
Director who (or whose immediate family member[6]) currently has any material transactional relationship[8]with the company or its affiliates[2]; or who is (or whose immediately family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.
Director who (or whose immediate family member[6]) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

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Other Relationships
2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.
3.	Independent Director
3.1.	No material[12] connection to the company other than a board seat.
Footnotes:
[1]
The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2]
“Affiliate” includes a subsidiary, sibling company, or parent company. Glenmede Policy uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

[3]	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
[4]
When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Glenmede Policy will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5]
Glenmede Policy will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Glenmede Policy will also consider if a formal search process was under way for a full-time officer at the time.

[6]
“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7]
Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8]
A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross

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revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Glenmede Policy will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
[9]
Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[10]
Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11]	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Glenmede Policy may deem him or her an independent outsider.
[12]
For purposes of Glenmede Policy’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Other Board-Related Proposals
Board Refreshment
Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.
Term/Tenure Limits
Glenmede Policy Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:
•	The rationale provided for adoption of the term/tenure limit;
•	The robustness of the company’s board evaluation process;
•	Whether the limit is of sufficient length to allow for a broad range of director tenures;
•	Whether the limit would disadvantage independent directors compared to non-independent directors; and
•	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.
Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
•	The scope of the shareholder proposal; and
•	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.
Age Limits
Glenmede Policy Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.
Board Size
Glenmede Policy Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.
Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Glenmede Policy Recommendation: Vote against proposals to classify (stagger) the board.
Vote for proposals to repeal classified boards and to elect all directors annually.
CEO Succession Planning
Glenmede Policy Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
•	The reasonableness/scope of the request; and
•	The company’s existing disclosure on its current CEO succession planning process.

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Cumulative Voting
Glenmede Policy Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:
•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
•
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).
Director and Officer Indemnification, Liability Protection, and Exculpation
Glenmede Policy Recommendation: Vote case-by-case on proposals on director and officer indemnification liability protection, and exculpation.13
Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:
•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
•
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
•	If only the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
Glenmede Policy Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.
Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:
•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
[13]	Indemnification: the condition of being secured against loss or damage.
Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•	The scope and structure of the proposal.
Establish Other Board Committee Proposals
Glenmede Policy Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:
•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•	Level of disclosure regarding the issue for which board oversight is sought;
•	Company performance related to the issue for which board oversight is sought;
•	Board committee structure compared to that of other companies in its industry sector; and
•	The scope and structure of the proposal.
Filling Vacancies/Removal of Directors
Glenmede Policy Recommendation: Vote against proposals that provide that directors may be removed only for cause.
•	Vote for proposals to restore shareholders’ ability to remove directors with or without cause.
•	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote for proposals that permit shareholders to elect directors to fill board vacancies.
Independent Board Chair
One of the principal functions of the board is to monitor and evaluate the performance of the CEO and other executive officers. The board chair’s duty to oversee management may be compromised when he/she is connected to or a part of the management team. Generally, Glenmede Policy recommends supporting shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.
Glenmede Policy Recommendation: Generally, support shareholder proposals that would require the board chair to be independent of management.
Majority of Independent Directors/Establishment of Independent Committees
Glenmede Policy Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the Glenmede Policy’s definition of independent outsider. (See Glenmede Policy’s Classification of Directors – U.S.)
Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.
Majority Vote Standard for the Election of Directors
Glenmede Policy Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

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Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Proxy Access
Glenmede Policy Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Require More Nominees than Open Seats
Glenmede Policy Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
Shareholder Engagement Policy (Shareholder Advisory Committee)
Glenmede Policy Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•
The company has an independent chair or a lead director, according to Glenmede Policy’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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Proxy Contests/Proxy Access -Voting for Director Nominees in Contested Elections
Glenmede Policy Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
Vote-No Campaigns
Glenmede Policy Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
3.	Shareholder Rights & Defenses
Advance Notice Requirements for Shareholder Proposals/Nominations
Glenmede Policy Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window). The submittal window is the period under which shareholders must file their proposal/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Amend Bylaws without Shareholder Consent
Glenmede Policy Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.
Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

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Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Glenmede Policy Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote against proposals to amend the charter to include control share acquisition provisions.
Vote for proposals to restore voting rights to the control shares.
Control Share Cash-Out Provisions
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Glenmede Policy Recommendation: Vote for proposals to opt out of control share cash-out statutes.
Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.
Glenmede Policy Recommendation: Vote for proposals to opt out of state disgorgement provisions.
Fair Price Provisions
Glenmede Policy Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
Glenmede Policy Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

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Glenmede Policy Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Shareholder Litigation Rights
Federal Forum Selection Provisions
Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.
Glenmede Policy Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Exclusive Forum Provisions for State Law Matters
Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).
Glenmede Policy Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:
•	The company’s stated rationale for adopting such a provision;
•	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
•	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
•
Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Fee Shifting
Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.
Glenmede Policy Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).
Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments and Problematic Capital Structures policy.

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Net Operating Loss (NOL) Protective Amendments
Glenmede Policy Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Glenmede Policy Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or
•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Management Proposals to Ratify a Poison Pill
Glenmede Policy Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Glenmede Policy Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Proxy Voting Disclosure, Confidentiality, and Tabulation
Glenmede Policy Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.
While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
•	The scope and structure of the proposal;
•
The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•	Any recent controversies or concerns related to the company’s proxy voting mechanics;
•	Any unintended consequences resulting from implementation of the proposal; and
•	Any other factors that may be relevant.
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
Glenmede Policy Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

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In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
•	The presence of a shareholder proposal addressing the same issue on the same ballot;
•	The board’s rationale for seeking ratification;
•	Disclosure of actions to be taken by the board should the ratification proposal fail;
•	Disclosure of shareholder engagement regarding the board’s ratification request;
•	The level of impairment to shareholders’ rights caused by the existing provision;
•	The history of management and shareholder proposals on the provision at the company’s past meetings;
•	Whether the current provision was adopted in response to the shareholder proposal;
•	The company’s ownership structure; and
•	Previous use of ratification proposals to exclude shareholder proposals.
Reimbursing Proxy Solicitation Expenses
Glenmede Policy Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.
When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
Glenmede Policy Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;
•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.
•	Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
Shareholder Ability to Act by Written Consent
Glenmede Policy Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

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Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.
Shareholder Ability to Call Special Meetings
Glenmede Policy Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.
Stakeholder Provisions
Glenmede Policy Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
Glenmede Policy Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).
[14]
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Supermajority Vote Requirements
Glenmede Policy Recommendation: Vote against proposals to require a supermajority shareholder vote.
Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:
•	Ownership structure;
•	Quorum requirements; and
•	Vote requirements.
Virtual Shareholder Meetings
Glenmede Policy Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
•	Scope and rationale of the proposal; and
•	Concerns identified with the company’s prior meeting practices.
4.	Capital/Restructuring
Capital
Adjustments to Par Value of Common Stock
Glenmede Policy Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
Vote for management proposals to eliminate par value.
Common Stock Authorization
General Authorization Requests
Glenmede Policy Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•	The company has a non-shareholder approved poison pill (including an NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•	A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
Glenmede Policy Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•	twice the amount needed to support the transactions on the ballot, and
•	the allowable increase as calculated for general issuances above.
Dual Class Structure
Glenmede Policy Recommendation: Generally vote against proposals to create a new class of common stock unless:
•	The company discloses a compelling rationale for the dual-class capital structure, such as:
•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
•	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
Glenmede Policy Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

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Preemptive Rights
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:
•	The size of the company;
•	The shareholder base; and
•	The liquidity of the stock.
Preferred Stock Authorization
General Authorization Requests
Glenmede Policy Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:
•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
•	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
•	If the shares requested are blank check preferred shares that can be used for antitakeover purposes[16];
•
The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

•
The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

•	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
•	The company has a non-shareholder approved poison pill (including an NOL pill); or
•
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

[16]
To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
•	A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
Glenmede Policy Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
•	twice the amount needed to support the transactions on the ballot, and
•	the allowable increase as calculated for general issuances above.
Recapitalization Plans
Glenmede Policy Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:
•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.
Reverse Stock Splits
Glenmede Policy Recommendation: Vote for management proposals to implement a reverse stock split if:
•	The number of authorized shares will be proportionately reduced; or
•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Glenmede’s Common Stock Authorization policy.

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Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:
•	Stock exchange notification to the company of a potential delisting;
•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
•	The company’s rationale; or
•	Other factors as applicable.
Share Repurchase Programs
Glenmede Policy Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
•	Greenmail,
•	The use of buybacks to inappropriately manipulate incentive compensation metrics,
•	Threats to the company’s long-term viability, or
•	Other company-specific factors as warranted.
Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Stock Distributions: Splits and Dividends
Glenmede Policy Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Glenmede’s Common Stock Authorization policy.
Tracking Stock
Glenmede Policy Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and
•	Alternatives such as spin-off.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
Glenmede Policy Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

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For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.
Restructuring
Appraisal Rights
Glenmede Policy Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.
Asset Purchases
Glenmede Policy Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:
•	Purchase price;
•	Fairness opinion;
•	Financial and strategic benefits;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives for the business;
•	Non-completion risk.
Asset Sales
Glenmede Policy Recommendation: Vote case-by-case on asset sales, considering the following factors:
•	Impact on the balance sheet/working capital;
•	Potential elimination of diseconomies;
•	Anticipated financial and operating benefits;
•	Anticipated use of funds;
•	Value received for the asset;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest.
Bundled Proposals
Glenmede Policy Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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Conversion of Securities
Glenmede Policy Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Glenmede Policy Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:
•	Dilution to existing shareholders’ positions;
•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
•	Management’s efforts to pursue other alternatives;
•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•	Conflict of interest - arm’s length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Glenmede Policy Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:
•	The reasons for the change;
•	Any financial or tax benefits;
•	Regulatory benefits;
•	Increases in capital structure; and
•	Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•	Adverse changes in shareholder rights.

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Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Glenmede Policy Recommendation: Vote case-by-case on going private transactions, taking into account the following:
•	Offer price/premium;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.
Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
•	Are all shareholders able to participate in the transaction?
•	Will there be a liquid market for remaining shareholders following the transaction?
•	Does the company have strong corporate governance?
•	Will insiders reap the gains of control following the proposed transaction?
•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?
Joint Ventures
Glenmede Policy Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives; and
•	Non-completion risk.
Liquidations
Glenmede Policy Recommendation: Vote case-by-case on liquidations, taking into account the following:
•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.
Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions
Glenmede Policy Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures
Glenmede Policy Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:
•
Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
•
The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

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•	Financial issues:
•	The company’s financial condition;
•	Degree of need for capital;
•	Use of proceeds;
•	Effect of the financing on the company’s cost of capital;
•	Current and proposed cash burn rate;
•	Going concern viability and the state of the capital and credit markets.
•
Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:
•	Change in management;
•	Change in control;
•	Guaranteed board and committee seats;
•	Standstill provisions;
•	Voting agreements;
•	Veto power over certain corporate actions; and
•	Minority versus majority ownership and corresponding minority discount or majority control premium
•	Conflicts of interest:
•	Conflicts of interest should be viewed from the perspective of the company and the investor.
•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?
•	Market reaction:
•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.
Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.
Reorganization/Restructuring Plan (Bankruptcy)
Glenmede Policy Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:
•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

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•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.
Special Purpose Acquisition Corporations (SPACs)
Glenmede Policy Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:
•
Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•
Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•
Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
•
Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
Glenmede Policy Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension option, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.
Spin-offs
Glenmede Policy Recommendation: Vote case-by-case on spin-offs, considering:
•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spinoff;
•	Fairness opinion;

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•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.
Value Maximization Shareholder Proposals
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:
•	Hiring a financial advisor to explore strategic alternatives;
•	Selling the company; or
•	Liquidating the company and distributing the proceeds to shareholders.
These proposals should be evaluated based on the following factors:
•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management (such as the adoption of takeover defenses);
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	Compensation
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Glenmede Policy Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the compensation committee and potentially the full board if:
•
There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•	The situation is egregious.

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Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
Glenmede Policy annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices17, this analysis considers the following:
1.	Peer Group[18] Alignment:
•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.
2.
Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•	The ratio of performance- to time-based incentive awards;
•	The overall ratio of performance-based compensation;
•	The rigor of performance goals;
•	The complexity and risks around pay program design;
•	The transparency and clarity of disclosure;
•	The company’s peer group benchmarking practices;
•	Financial/operational results, both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay[20] compared to grant pay; and
•	Any other factors deemed relevant.
[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[18]
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[20]	Glenmede Policy research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking or present a windfall risk; and
•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Extraordinary perquisites or tax gross-ups;
•	New or materially amended agreements that provide for:
•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
•	CIC excise tax gross-up entitlements (including “modified” gross-ups);
•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•	Liberal CIC definition combined with any single-trigger CIC benefits;
•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
•	Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS’ Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

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•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
•
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
Glenmede Policy Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Glenmede Policy Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.
Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Full acceleration of equity awards granted shortly before the change in control;
•	Acceleration of performance awards above the target level of performance without compelling rationale;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable;
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

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•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.
In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), the say-on-pay proposal will be evaluated in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans
Please refer to Glenmede’s U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
Glenmede Policy Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.
•	Plan Features:
•	Quality of disclosure around vesting upon a change in control (CIC);
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan;
•	Dividends payable prior to award vesting.
•	Grant Practices:
•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements in CEO’S recent equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
[21]
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	Whether the company maintains a sufficient claw-back policy;
•	Whether the company maintains sufficient post exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:
•	Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•	The plan is excessively dilutive to shareholders’ holdings;
•	The plan contains an evergreen (automatic share replenishment) feature; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.
Further Information on certain EPSC Factors
Shareholder Value Transfer (SVT)
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types.
For proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.22
Three-Year Value-Adjusted Burn Rate
A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.
The Value-Adjusted Burn Rate will be calculated as follows:
Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a BlackScholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).
[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Egregious Factors
Liberal Change in Control Definition
Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
Repricing Provisions
Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:
•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
•	Cancel underwater options in exchange for stock awards; or
•	Provide cash buyouts of underwater options.
While the above cover most types of repricing, Glenmede Policy may view other provisions as akin to repricing depending on the facts and circumstances.
Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Glenmede Policy) without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Problematic Pay Practices or Significant Pay-for-Performance Disconnect
If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.
If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Glenmede Policy may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:
•	Magnitude of pay misalignment;
•	Contribution of non–performance-based equity grants to overall pay; and
•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

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Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Other Compensation Plans
401(k) Employee Benefit Plans
Glenmede Policy Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.
Employee Stock Ownership Plans (ESOPs)
Glenmede Policy Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans—Qualified Plans
Glenmede Policy Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
Vote against qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.
Employee Stock Purchase Plans—Non-Qualified Plans
Glenmede Policy Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

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•	No discount on the stock price on the date of purchase when there is a company matching contribution.
Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution or effective discount exceeds the above, Glenmede Policy may evaluate the SVT cost as part of the assessment.
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
Glenmede Policy Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.
Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•	Addresses administrative features only; or
•
Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders, per Glenmede Policy’s Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders, per Glenmede Policy’s Classification of Directors.
Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes
Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:
•
If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

•
If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

•
If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

Option Exchange Programs/Repricing Options
Glenmede Policy Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:
•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing--was the stock price decline beyond management’s control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;
•	Option vesting--does the new option vest immediately or is there a black-out period?

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•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors must be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote for shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Glenmede Policy Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
Glenmede Policy Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote case-by-case on one-time transfers. Vote for if:
•	Executive officers and non-employee directors are excluded from participating;
•
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

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Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;
•	Vesting;
•	Bid-price;
•	Term of options;
•	Cost of the program and impact of the TSOs on company’s total option expense
•	Option repricing policy.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Shareholder Ratification of Director Pay Programs
Glenmede Policy Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:
•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•	An assessment of the following qualitative factors:
•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.
Equity Plans for Non-Employee Directors
Glenmede Policy Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:
•
The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•	The company’s three-year burn rate relative to its industry/market cap peers; and
•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

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On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:
•	The relative magnitude of director compensation as compared to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or perquisites; and
•	The quality of disclosure surrounding director compensation.
Non-Employee Director Retirement Plans
Glenmede Policy Recommendation: Vote against retirement plans for non-employee directors.
Vote for shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Glenmede Policy Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.
Bonus Banking/Bonus Banking “Plus”
Glenmede Policy Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
•	The company’s past practices regarding equity and cash compensation;
•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•	Whether the company has a rigorous claw-back policy in place.
Compensation Consultants—Disclosure of Board or Company’s Utilization
Glenmede Policy Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Glenmede Policy Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

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Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.
Vote against shareholder proposals requiring director fees be paid in stock only.
Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Golden Coffins/Executive Death Benefits
Glenmede Policy Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:
•	The percentage/ratio of net shares required to be retained;
•	The time period required to retain the shares;
•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
•	Whether the company has any other policies aimed at mitigating risk taking by executives;
•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
Pay Disparity
Glenmede Policy Recommendation: Generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees.
Pay for Performance/Performance-Based Awards
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•
First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

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•
Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.
Pay for Superior Performance
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:
•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•
Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
•
Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?
Pre-Arranged Trading Plans (10b5-1 Plans)
Glenmede Policy Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
•	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
•	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	An executive may not trade in company stock outside the 10b5-1 Plan;
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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Prohibit Outside CEOs from Serving on Compensation Committees
Glenmede Policy Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoupment of Incentive or Stock Compensation in Specified Circumstances
Glenmede Policy Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.
In considering whether to support such shareholder proposals, the following factors will be taken into consideration:
•	If the company has adopted a formal recoupment policy;
•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
•	Whether the company has chronic restatement history or material financial problems;
•	Whether the company’s policy substantially addresses the concerns raised by the proponent;
•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
•	Any other relevant factors.
Severance Agreements for Executives/Golden Parachutes
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.
Factors that will be considered include, but are not limited to:
•	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
•	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
•	Any recent severance-related controversies; and
•	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.
Share Buyback Proposals
Glenmede Policy Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:
•	The frequency and timing of the company’s share buybacks;
•	The use of per-share metrics in incentive plans;
•	The effect of recent buybacks on incentive metric results and payouts; and
•	Whether there is any indication of metric result manipulation.
Supplemental Executive Retirement Plans (SERPs)
Glenmede Policy Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.
Tax Gross-Up Proposals
Glenmede Policy Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.
The following factors will be considered:
•
The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	Social and Environmental Issues
Global Approach
Socially responsible shareholder resolutions receive a great deal more attention from institutional shareholders today than in the past. While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Glenmede Policy generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.
Glenmede Policy Recommendation: In determining our vote recommendation on standardized ESG reporting shareholder proposals, we also analyze the following factors:
•	Whether the proposal itself is well framed and reasonable;
•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
•	The percentage of sales, assets and earnings affected;
•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;
•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether implementation of the proposal would achieve the objectives sought in the proposal; and
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing.
Animal Welfare
Animal Welfare Policies
Glenmede Policy Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:
•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to industry peers; and
•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing
Glenmede Policy Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
•	There are recent, significant fines or litigation related to the company’s treatment of animals.
Animal Slaughter
Glenmede Policy Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Consumer Issues
Genetically Modified Ingredients
Glenmede Policy Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.
Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:
•	The potential impact of such labeling on the company’s business;
•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
•	Company’s current disclosure on the feasibility of GE product labeling.
Generally vote FOR proposals seeking a report on the social, health, and environmental effects of genetically modified organism (GMOs).
Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.
Reports on Potentially Controversial Business/Financial Practices
Glenmede Policy Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
•	Whether the company has adequately disclosed the financial risks of the products/practices in question;
•	Whether the company has been subject to violations of related laws or serious controversies; and
•	Peer companies’ policies/practices in this area.

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Consumer Lending
Glenmede Policy Recommendation: Vote case-by-case on requests for reports on the company’s lending guidelines and procedures taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
•	Whether the company has adequately disclosed the financial risks of the lending products in question;
•	Whether the company has been subject to violations of lending laws or serious lending controversies; and
•	Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing, Access to Medicines, Product Reimportation and Health Pandemics
Glenmede Policy Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.
Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:
•	The potential for reputational, market, and regulatory risk exposure;
•	Existing disclosure of relevant policies;
•	Deviation from established industry norms;
•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
•	Whether the proposal focuses on specific products or geographic regions;
•	The potential burden and scope of the requested report; and
•	Recent significant controversies, litigation, or fines at the company.
Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Health Pandemics
Glenmede Policy Recommendation: Vote case-by-case on requests for reports outlining the impact of health pandemics (such as COVID-19, HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:
•	The scope of the company’s operations in the affected/relevant area(s);
•	The company’s existing healthcare policies, including benefits and healthcare access; and
•	Company donations to relevant healthcare providers.
Vote against proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as COVID-19, HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

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Product Safety and Toxic/Hazardous Materials
Glenmede Policy Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain.
Generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials.
Generally vote against resolutions requiring that a company reformulate its products.
Tobacco-Related Proposals
Glenmede Policy Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
•	Recent related fines, controversies, or significant litigation;
•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
•	Whether the company’s advertising restrictions deviate from those of industry peers;
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
•	Whether restrictions on marketing to youth extend to foreign countries.
Vote case-by-case on proposals regarding second-hand smoke, considering;
•	Whether the company complies with all laws and regulations;
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
•	The risk of any health-related liabilities.
Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.
Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.
Climate Change
Climate Change/Greenhouse Gas (GHG) Emissions
Climate change has emerged as the most significant environmental threat to the planet to date. Scientists agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not

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a threat and their goals in reducing these emissions from their operations. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.
Glenmede Policy Recommendation:
•
Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

•	Vote for shareholder proposals calling for the reduction of GHG emissions.
•
Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

•	Vote for shareholder proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products.
•	Vote for shareholder proposals that request the company to disclose a report on reducing methane emissions and to assess the reliability of the company’s methane emission disclosures.
Environmental Justice
Companies have faced proposals addressing environmental justice concerns, focused on vulnerable stakeholders – particularly communities of color and low-income communities – who are disproportionately impacted by environmental pollution. These heightened risks can be exacerbated by climate change.
Glenmede Policy Recommendation: Generally vote for shareholder proposals requesting disclosure of an environmental justice report, as well as a third-party environmental justice assessment.
Financed Emissions
Glenmede Policy Recommendation: For financial institutions and companies that provide financial services, generally vote for shareholder proposals that request the company to increase disclosure of its financed emissions. Generally vote case-by-case on shareholder proposals that request a company to adopt a policy to reduce its financed emissions. Financed emissions (scope 3, category 15) are emissions associated with a company’s investments, not already covered under scopes 1 and 2 – including but not limited to equity investments, debt investments, and project finance. Information that will be considered where available includes the following:
•	The completeness, feasibility, and rigor of the company’s financed emissions disclosure;
•
Whether the company’s decarbonization targets and climate transition plan are in alignment with the Paris Agreement, the International Energy Agency’s (IEA) Net Zero Emissions by 2050 Scenario, and other internationally recognized frameworks;

•
Whether the company’s methodology is in alignment with the Greenhouse Gas Protocol (GHG Protocol), the Partnership for Carbon Accounting Financials (PCAF), and other generally accepted calculation and reporting methodologies; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

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Just Transition
Companies have faced proposals requesting disclosure on the just transition – addressing stakeholder concerns within a company’s value chain with regards to the effects of climate change and the energy transition. Relevant stakeholder groups can include employees, suppliers (and workers in supply chains), communities impacted by operations, and other vulnerable groups potentially affected by a company’s climate change strategy. Just transition disclosure should adequately assess, consult on, and address impacts on affected stakeholders regarding climate change risks.
Glenmede Policy Recommendation: Generally vote for shareholder proposals requesting just transition and labor protection disclosure, in alignment with the International Labour Organization, the World Benchmarking Alliance, and other generally accepted guidelines and indicators.
Natural Capital
Natural capital disclosure has moved into the mainstream of climate change reporting. The Taskforce on Nature-related Financial Disclosures (TNFD) and the Kunming-Montreal Global Biodiversity Framework have mobilized widespread recognition of the fact that Paris Agreement-aligned targets can only be achieved by integrating natural capital-related concerns. As such, there has been increased market uptake around natural capital disclosures and commitments, particularly around TNFD-aligned reporting, as well as alignment with other internationally accepted reporting frameworks.
Glenmede Policy Recommendation: Generally vote for shareholder proposals requesting disclosure of TNFD-aligned reporting, including but not limited to a biodiversity impact and dependency assessment. Information that will be considered where available includes the following:
•	The completeness, feasibility, and rigor of the company’s natural capital-related disclosure;
•	Whether the company’s natural capital disclosure adequately incorporate governance, strategy, risk and impact management, and metrics and targets;
•	Whether the company’s targets and climate transition plan are in alignment with TNFD, the Global Biodiversity Framework, the Paris Agreement, and other internationally recognized frameworks; and
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Natural capital-related shareholder proposals also encompass a broad range of industries. Various market-led initiatives have identified key sectors for investor-issuer engagement, including but not limited to: chemicals, consumer goods, food and agriculture, forestry, mining, oil and gas, packaging, and pharmaceuticals. Some proposals also address indigenous peoples’ rights, which is also a key consideration for natural capital frameworks.
Glenmede Policy Recommendation: Generally vote for shareholder proposals requesting companies to increase disclosure and/or to adopt sustainable sourcing policies with regards to natural capital-related risks, dependencies, and impacts.
Say on Climate (SoC) Management Proposals
Glenmede Policy Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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•
The completeness, feasibility and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions in line with Paris Agreement goals (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;
•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
•	Whether the company’s climate data has received third-party assurance;
•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
•	Whether there are specific industry decarbonization challenges; and
•	The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
Glenmede Policy Recommendation: Generally vote for shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
•	The completeness, feasibility and rigor of the company’s climate-related disclosure;
•	The company’s actual GHG emissions performance;
•	The company's alignment with relevant internationally recognized frameworks such as the Paris Agreement and IEA's Net Zero Emissions by 2050 Scenario;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Energy Efficiency
Glenmede Policy Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies.
Renewable Energy
Glenmede Policy Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources.
Generally vote for proposals requesting that the company invest in renewable energy resources.
Diversity
Board Diversity
Glenmede Policy Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:
•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

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•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Generally vote for shareholder proposals that ask the company to take reasonable steps to increase the levels of underrepresented gender identities and racial minorities on the board.
Equality of Opportunity
Glenmede Policy Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data.
Generally vote for proposals seeking information on the diversity efforts of suppliers and service providers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Glenmede Policy Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.
Generally vote for proposals to extend company benefits to domestic partners.
Gender, Race/Ethnicity Pay Gap
Glenmede Policy Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ethnicity or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:
•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
•	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
•	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.
Racial Equity and/or Civil Rights Audits
Glenmede Policy Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.
Environment and Sustainability
Facility and Workplace Safety
Glenmede Policy Recommendation: Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:
•	The company’s compliance with applicable regulations and guidelines;
•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

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Hydraulic Fracturing
Glenmede Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations.
Operations in Protected Areas
Glenmede Policy Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:
•	Operations in the specified regions are not permitted by current laws or regulations;
•	The company does not currently have operations or plans to develop operations in these protected regions; or
•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.
Recycling
Glenmede Policy Recommendation: Vote FOR proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business;
•	The current level of disclosure of the company’s existing related programs;
•	The timetable and methods of program implementation prescribed by the proposal;
•	The company’s ability to address the issues raised in the proposal; and
•	How the company’s recycling programs compare to similar programs of its industry peers.
Sustainability Reporting
Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project.
Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES) in partnership with the United Nations Environment Programme (UNEP).
Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles. Later to be renamed the CERES Principles, and now branded as the Ceres Roadmap to 2030, corporate signatories to the Ceres Roadmap to 2030 pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.
The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance

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Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.
Glenmede Policy Recommendation:
•	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
•	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
•	Vote for shareholder proposals seeking the preparation of sustainability reports.
•	Vote for shareholder proposals to study or implement the CERES Roadmap 2030.
•	Vote for shareholder proposals to study or implement the Equator Principles.
Water Issues
Glenmede Policy Recommendation: Generally vote for on proposals requesting a company to report on, or to adopt a new policy on, water-related risks and concerns, taking into account:
•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
•	The potential financial impact or risk to the company associated with water-related concerns or issues; and
•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.
Equator Principles
The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. First launched in June 2003, the Principles were ultimately adopted by over forty financial institutions over a three-year implementation period. Since its adoption, the Principles have undergone a number of revisions, expanding the use of performance standards and signatory banks’ banks’ commitments to social responsibility, including human rights, climate change, and transparency. The fourth iteration of the Principles was launched in November 2019, incorporating amendments and new commitment to human rights, climate change, Indigenous Peoples and biodiversity related topics. Financial institutions adopt these principles to ensure that the projects they finance are developed in a socially responsible manner and reflect sound environmental management practices. As of 2024, 131 financial institutions globally are Signatories to the Equator Principles24.
Glenmede Policy Recommendation: Vote for shareholder proposals to study or implement the Equator Principles.
[24]	https://equator-principles.com/signatories-epfis-reporting/

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General Corporate Issues
Charitable Contributions
Glenmede Policy Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.
Data Security, Privacy, and Internet Issues
Glenmede Policy Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:
•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
•	Applicable market-specific laws or regulations that may be imposed on the company; and
•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
Glenmede Policy Recommendation: Generally vote for proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending).
Tax Transparency
Glenmede Policy Recommendation: Generally vote for shareholder proposals that request the company to disclose on tax transparency and country-by-country reporting (CbCR), in alignment with internationally-accepted frameworks, such as the Global Reporting Initiative Tax Standard (GRI 207: Tax 2019) and the Organisation for Economic Co-operation and Development’s (OECD) BEPS Action 13 (Base Erosion and Profit Shifting).
Human Rights, Labor Issues, and International Operations
Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard domestic and international workers' rights. In instances where companies operate in low- and middle-income countries (LMIC), for example, these advocates have asked that the companies adopt global corporate human rights standards that guarantee sustainable wages and safe working conditions for workers in their supply chains. Companies that contract out portions of their manufacturing operations to suppliers have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or other forms of modern slavery. These companies are asked to adopt formal vendor standards that, among other things, include monitoring or auditing mechanisms. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Many Investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labor Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s labor practices and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of domestic and international operations will be supported.

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The Glenmede Policy generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, labor or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.
Human Rights Proposals
Glenmede Policy Recommendation:
•	Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies.
•	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
•	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or human rights due diligence standards.
•	Vote for shareholder proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights.
•
Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

•
Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s domestic and international suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

•
Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

•
Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with any suppliers that manufacture products for sale using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

•	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
Mandatory Arbitration
Glenmede Policy Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:
•	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
•	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

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MacBride Principles
These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.
Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.
Glenmede Policy Recommendation: Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.
Community Social and Environmental Impact Assessments
Glenmede Policy Recommendation: Generally vote for requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:
•	Alignment of current disclosure of applicable company policies, metrics, risk assessment report(s) and risk management procedures with any relevant, broadly accepted reporting frameworks;
•
The of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder impact relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);
•	The degree to which company policies and procedures are consistent with industry norms; and
•	Scope of the resolution.
Operations in High Risk Markets
Glenmede Policy Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:
•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
•	Current disclosure of applicable risk assessment(s) and risk management procedures;
•	Compliance with U.S. sanctions and laws;
•	Consideration of other international policies, standards, and laws; and
•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

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Outsourcing/Offshoring
Glenmede Policy Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:
•	Controversies surrounding operations in the relevant market(s);
•	The value of the requested report to shareholders;
•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
•	The company’s existing human rights standards relative to industry peers.
Sexual Harassment
Glenmede Policy Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:
•	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
•	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.
Weapons and Military Sales
Glenmede Policy Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.
Political Activities
Lobbying
Glenmede Policy Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
Glenmede Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

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•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Political Ties
Glenmede Policy Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:
•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.
Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Political Expenditures and Lobbying Congruency
Glenmede Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Glenmede Policy will consider whether:
•
The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

•
The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

•	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities;
•	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

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7.	Mutual Fund Proxies
Election of Directors
Glenmede Policy Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes
Glenmede Policy Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.
Converting Closed-end Fund to Open-end Fund
Glenmede Policy Recommendation: Vote case-by-case on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
Glenmede Policy Recommendation: Vote case-by-case on proxy contests, considering the following factors:
•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;
•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.
Investment Advisory Agreements
Glenmede Policy Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;
•	Share price performance as compared with peers;

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•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
Glenmede Policy Recommendation: Vote for the establishment of new classes or series of shares.
Preferred Stock Proposals
Glenmede Policy Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.
1940 Act Policies
Glenmede Policy Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.
Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
Glenmede Policy Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
Glenmede Policy Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
Glenmede Policy Recommendation: Vote case-by-case on name change proposals, considering the following factors:
•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.

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Change in Fund’s Subclassification
Glenmede Policy Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:
•	Potential competitiveness;
•	Current and potential returns;
•	Risk of concentration;
•	Consolidation in target industry.
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below
Net Asset Value
Glenmede Policy Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:
•
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:
•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.
Disposition of Assets/Termination/Liquidation
Glenmede Policy Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.
Changes to the Charter Document
Glenmede Policy Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:
•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.
Vote against any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

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•
Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•	Removal of shareholder approval requirement to change the domicile of the fund.
Changing the Domicile of a Fund
Glenmede Policy Recommendation: Vote case-by-case on re-incorporations, considering the following factors:
•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval
Glenmede Policy Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.
Distribution Agreements
Glenmede Policy Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.
Master-Feeder Structure
Glenmede Policy Recommendation: Vote for the establishment of a master-feeder structure.
Mergers
Glenmede Policy Recommendation: Vote case-by-case on merger proposals, considering the following factors:
•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Glenmede Policy Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Reimburse Shareholder for Expenses Incurred
Glenmede Policy Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
Glenmede Policy Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:
•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.
8.	Foreign Private Issuers Listed on U.S. Exchanges
Glenmede Policy Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant regional or market approach under the Glenmede Policy proxy voting guidelines.

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ISS

INTERNATIONAL

SUSTAINABILITY PROXY VOTING GUIDELINES

2025 Policy Recommendations

Effective for Meetings on or after February 1, 2025

Published January 9, 2025

WWW.ISSGOVERNANCE.COM

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INTRODUCTION
ISS recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment making decisions in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.
Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.
ISS has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.
On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.
These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. We note there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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1.	Operational Items
Financial Results/Director and Auditor Reports
Sustainability Policy Recommendation: Vote for approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Approval of Non-Financial Information Statement/Report
Sustainability Policy Recommendation: Generally vote for the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.
Appointment of Auditors and Auditor Fees
Sustainability Policy Recommendation: Generally vote for the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	The name of the proposed auditors has not been published;
•	There are serious concerns about the effectiveness of the auditors;
•	The lead audit partner(s) has been linked with a significant auditing controversy;
•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•	The auditors are being changed without explanation;
•	Fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law; or
•	Audit fees are undisclosed.
•
For Continental Europe, the auditor has been engaged for more than 10 years without a public tender, or for more than 20 years (24 years in case of a joint audit) following a public tender after 10 years, for companies listed on a regulated market*. A public commitment to conduct a tender process will be considered a mitigating factor.

* A one-year transitional period will apply in 2025 and the policy will be applicable from Feb. 1, 2026.
In circumstances where fees for non-audit services include fees related to significant one-time capital structure events, such as initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.
For concerns relating to the audit procedures, independence of auditors, audit fees disclosure, and/or name of auditors, the Sustainability policy will focus on the auditor election and/or the audit committee members. For concerns relating to fees paid to the auditors, the Sustainability policy will focus on remuneration of auditors if this is a separate voting item, otherwise the Sustainability policy would focus on the auditor election.

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Appointment of Internal Statutory Auditors
Sustainability Policy Recommendation: Vote for the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Sustainability Policy Recommendation: Vote for approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Sustainability Policy Recommendation: Vote case-by-case on stock (scrip) dividend proposals, considering factors such as:
•	Whether the proposal allows for a cash option; and
•	If the proposal is in line with market standards.
Amendments to Articles of Association (Bylaws)
Sustainability Policy Recommendation: Vote amendments to the articles of association on a case-by-case basis.
Virtual Meetings (UK/Ireland, Japan, Australia, and Continental Europe)
Sustainability Policy Recommendation: Generally vote for proposals allowing for the convening of hybrid1 shareholder meetings.
Vote case-by-case on proposals concerning virtual-only meetings2, considering:
•	Whether the company has committed to ensuring shareholders will have the same rights participating electronically as they would have for an in-person meeting;
•	Assurance that a virtual-only meeting will only be convened in the case of extraordinary circumstances that necessitate restrictions on physical attendance;
•	The use of past authorizations to hold virtual-only meetings and the accompanying rationale for doing so;
•	In-person or hybrid meetings are not precluded; and
•	Local laws and regulations concerning the convening of virtual meetings.
Change in Company Fiscal Term
Sustainability Policy Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Sustainability Policy Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
[1]	The phrase “hybrid shareholder meeting” refers to an in-person meeting in which shareholders are also permitted to participate online.
[2]	The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting.

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Amend Quorum Requirements
Sustainability Policy Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.
Transact Other Business
Sustainability Policy Recommendation: Vote against other business when it appears as a voting item.
2.	Board of Directors
Director Elections
Sustainability Policy Recommendation: Vote for management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests;
•	The board fails to meet minimum corporate governance standards, including board independence standards;
•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	Repeated absences at board and key committee[3] meetings have not been explained (in countries where this information is disclosed).
Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Diversity
Sustainability Advisory Services will evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosures and market practices permit.
Sustainability Policy Recommendation: Generally vote against or withhold from the chair of the nominating committee if the board lacks at least one director of an underrepresented gender identity4.
•
For Japan, if the company has an audit-committee-board structure or a traditional two-tier board structure as opposed to three committees, vote against incumbent representative directors if the board lacks at least one director of an underrepresented gender identity.

•	For Malaysia and New Zealand, vote against or withhold from incumbent members of the nominating committee if the board is not comprised of at least 30 percent underrepresented gender identities.
•	For India, vote against or withhold from incumbent members of the nominating committee if the board lacks at least one independent director of an underrepresented gender identity.
•	For Canada, vote against or withhold from the chair of the nominating committee if:
•	the board is not comprised of at least 30 percent underrepresented gender identities; or
•	the board lacks at least one racially or ethnically diverse director.
[3]	Key committees are usually the ones performing the functions of audit, remuneration and nomination (plus risk for financial institutions).
[4]	Underrepresented gender identities include directors who identify as women or as non-binary.

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•	For the UK and Ireland, generally vote against or withhold from the incumbent chair of the nominating committee if:
•	the board is not comprised of at least 40 percent underrepresented gender identities; or
•	the board lacks at least one racially diverse director;
•	the company does not have at least one gender-diverse director in a senior management position) CEO, CFO, Board Chair, or Senior Independent Director).
•	For Australia, vote against or withhold votes from the chair of the nominating committee if the board is not comprised of at least 30 percent underrepresented gender identities.
•
For Continental European markets, generally vote against or withhold from incumbent members of the nominating committee if the board is not comprised of at least 40 percent underrepresented gender identities.

•	Vote against or withhold from other director nominees on a case-by-case basis.
Material ESG Failures
Sustainability Policy Recommendation: Vote against or withhold from directors individually, on a committee, or potentially the entire board due to:
•
Material failures of governance, stewardship, risk oversight[5], or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks;

•	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks;
•	Failure to replace management as appropriate; or
•
Egregious actions related to the director(s)’ service on the boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero
For companies that are significant greenhouse gas (GHG) emitters6, through their operations or value chain, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Sustainability Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.
Minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with policy):
•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
•	Board governance measures;
•	Corporate strategy;
•	Risk management analyses; and
•	Metrics and targets.
•	The company has declared a target of Net Zero by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
[5]
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

[6]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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•	The company has set a medium-term target for reducing its GHG emissions and the target includes scope 1, 2, and relevant scope 3 emissions.
•	The company has a decarbonization strategy in place, with a defined set of quantitative and qualitative actions to reach Net Zero targets.
Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.
For director elections, Sustainability Advisory Services will also take into consideration market-specific provisions which are listed below:
Canadian Guidelines
Board Structure and Independence (TSX)
Sustainability Policy Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:
•	The board is less than majority independent; or
•	The board lacks a separate compensation or nominating committee.
Non-Independent Directors on Key Committees (TSX)
Sustainability Policy Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:
•	Are Executive Directors;
•	Are Controlling Shareholders; or
•	Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.
Non-Independent Directors on Key Committees -TSX-V
Sustainability Policy Recommendation: Vote withhold for Executive Directors, Controlling Shareholders or a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated who:
•	Are members of the audit committee;
•	Are members of the compensation committee or the nominating committee and the committee is not majority independent; or
•	Are board members and the entire board fulfills the role of a compensation committee or a nominating committee and the board is not majority independent.
Overboarding -TSX and Venture-Listed
Sustainability Policy Recommendation: Generally vote withhold for individual director nominees who:
•	Are non-CEO directors and serve on more than five public company boards; or
•	Are CEOs of public companies who serve on the boards of more than two public companies besides their own – withhold only at their outside boards7.
•
Transitioning directors: It is preferable for a director to step down from a board at the annual meeting to ensure orderly transitions, which may result in a director being temporarily overboarded (e.g. joining a new board in March but stepping off another board in June). Sustainability Advisory Services will generally not count a board

[7]
Although a CEO’s subsidiary boards will be counted as separate boards, Sustainability Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

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for policy application purposes when it is publicly-disclosed that the director will be stepping off that board at its next annual meeting. This disclosure must be included within the company’s proxy circular to be taken into consideration. Conversely, Sustainability Advisory Services will include the new boards that the director is joining even if the shareholder meeting with his or her election has not yet taken place.
Externally-Managed Issuers (EMIs) –TSX and TSXV
Sustainability Policy Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:
•	The size and scope of the management services agreement;
•	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
•	Overall performance;
•	Related party transactions;
•	Board and committee independence;
•	Conflicts of interest and process for managing conflicts effectively;
•	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
•	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
•	Historical compensation concerns;
•	Executives’ responsibilities; and
•	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.
Unilateral Adoption of an Advance Notice Provision
Sustainability Policy Recommendation: Generally withhold from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting. Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.
European Guidelines
In European markets, Sustainability Advisory Services looks at different factors to make determinations regarding director elections. The following factors are taken into account:
Director Terms
Generally vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies, for bundled as well as unbundled items.
Beyond that, as directors should be accountable to shareholders on a more regular basis, the Sustainability policy may consider moving to maximum board terms of less than four years in the future.
Sustainability Policy Recommendation: Vote against article amendment proposals to extend board terms.

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In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, the Sustainability policy will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.
Bundling of Proposals to Elect Directors
Bundling proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.
Sustainability Policy Recommendation: For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia and Spain vote against the election or reelection of any directors if the company proposes a single slate of directors.
Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.
Board Independence
Widely-held companies
A. Non-controlled companies
Sustainability Policy Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:
•	Fewer than 50 percent of the board members elected by shareholders – excluding, where relevant, employee shareholder representatives – would be independent; or
•	Fewer than one-third of all board members would be independent.
Portugal is excluded from Provision (1.) in the above-mentioned voting policy.
B. Controlled companies
Sustainability Policy Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.
Board Leadership
Given the importance of board leadership, Sustainability Advisory Services may consider that the chair of the board should be an independent non-executive director according to the Sustainability Advisory Services’ Classification of Directors.
Non-widely held companies
Sustainability Policy Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.
Definition of terms
‘Widely-held companies’ are determined based on their membership in a major index and/or the number of Sustainability Advisory Services clients holding the securities. For Sweden, Norway, Denmark, and Finland, this is based on membership on a local blue-chip market index and/or either the Nasdaq Nordic Large Cap list or Oslo Børs Benchmark GI index.
A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share). If

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a company is majority-controlled by virtue of a shareholder structure in which shareholders’ voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company’s equity capital.
Disclosure of Nominee Names
Sustainability Policy Recommendation: Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written.
This policy will be applied to all companies in these markets, for bundled and unbundled items.
Combined Chair/CEO
Sustainability Policy Recommendation: Generally, vote against the (re)election of combined chair/CEOs at widely-held European companies.
When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis.
In the above-mentioned situation, Sustainability Advisory Services will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall board independence, and a high level of independence on the board’s key committees).
Election of Former CEO as Chair of the Board
Sustainability Policy Recommendation: Generally vote against the (re)election of a former CEO to the supervisory board or board of directors in Austria, Germany, and the Netherlands if the former CEO is to be chair of the relevant board. To this end, companies are expected to confirm prior to the general meeting that the former CEO will not be (re)appointed as chair of the relevant board.
Given the importance of board leadership, Sustainability Advisory Services may consider that the chair of the board should be an independent non-executive director according to Sustainability Advisory Services’ Classification of Directors.
Overboarded Directors
Sustainability Policy Recommendation: In Austria, Belgium, Cyprus, Denmark, Finland, France, Germany, Greece, Italy, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, and Switzerland, Sustainability Advisory Services will generally recommend a vote against a candidate when they hold an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following guidelines:
•
Any director or candidate who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chair position counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

•
Also, any director or candidate who holds the position of executive director (or a comparable role) at one company and serves as a non-executive chair at a different company will be classified as overboarded.

CEOs and Board Chairs
•
An adverse vote recommendation will not be applied to a director within a company where they serve as CEO; instead, any adverse vote recommendations will be applied to their additional seats on other company boards. For chairs, negative recommendations would first be applied towards non-executive positions held, but the chair position itself would be targeted where they are being elected as chair for the first time or, when in aggregate their chair positions are three or more in number, or if the chair holds an outside executive position.

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One Board Seat per Director
Sustainability Policy Recommendation: In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.
However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, the Sustainability policy will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.
While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.
This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.
Composition of Committees
Sustainability Policy Recommendation:
For widely-held companies, generally vote against the (re)election of any non-independent members of the audit committee if fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent.
Generally vote against the election or reelection of the non-independent member of the audit committee designated as chair of that committee.
For widely-held companies, generally vote against the (re)election of any non-independent members of the remuneration committee if fewer than 50 percent of the remuneration committee members, who are elected by shareholders in such capacity or another - excluding, where relevant, employee shareholder representatives - would be independent.
For all companies:
Generally vote against the (re)election of executives who serve on the company’s audit or remuneration committee. Sustainability Advisory Services may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Sustainability Advisory Services may consider that the entire board fulfills the role of a committee. In such case, Sustainability Advisory Services may recommend against the executives, including the CEO, up for election to the board.
Unequal Voting Rights
Sustainability Policy Recommendation: For meetings held on or after Feb. 1, 2024, at widely-held companies, generally vote against directors or against the discharge of (non-executive) directors, if the company employs a stock structure with unequal voting rights8. Vote recommendations will generally be directed against the nominees primarily responsible for, or benefiting from, the unequal vote structure.
[8]
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares” or “double-voting” shares).

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Exceptions to this policy will generally be limited to:
•	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
•	Situations where the unequal voting rights are considered de minimis[10]; or
•
The company provides sufficient protections for minority shareholders, for example such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained or a commitment to abolish the structure by the next AGM.

Voto di Lista (Italy)
In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), Italian issuers whose shares are listed on the Italian regulated market Euronext Milan must publish the various lists 21 days in advance of the meeting.
Since shareholders only have the option to support one such list, where lists are published in sufficient time, Sustainability Advisory Services will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders.
Those companies that are excluded from the provisions of the European Shareholder Rights Directive generally publish lists of nominees seven days before the meeting. In the case where nominees are not published in sufficient time, Sustainability Advisory Services will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, Sustainability Advisory Services will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.
Composition of the Nominating Committee (Sweden/Norway/Finland)
Vote for proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.
Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.
Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.
Vote against proposals in Sweden to elect or appoint such a committee if the company is considered widely-held and the following conditions exist:
•	A member of the executive management would be a member of the committee;
•	More than one board member who is dependent on a major shareholder would be on the committee; or
•	The chair of the board would also be the chair of the committee.
In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.
[9]	Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
[10]
Distortion between voting and economic power does not exceed 10 percent, where this is calculated relative to the entire share capital for multiple share classes and on individual shareholder or concert level in case of loyalty share structures.

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Election of Censors (France)
The Sustainability policy will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.
However, the Sustainability policy will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).
In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.
Please see the International Classification of Directors on the following page.

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International Markets
Overboarding – Brazil and Americas Regional
Sustainability Policy Recommendation: Generally, vote against management nominees who:
•	Sit on more than five public company boards; or
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— recommend against only at their outside boards[11]
Generally, vote against the bundled election of directors if one or more nominees, if elected, would be overboarded.
Overboarding – Israel
Sustainability Policy Recommendation: Generally, vote against management nominees who:
•
Holds more than five mandates at listed companies. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chair position counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

•	Holds the position of executive director (or a comparable role) at one company and a non-executive chair at a different company.
Cumulative Voting – Middle East and Africa (MEA)
Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates.
For MEA markets, when directors are elected through a cumulative voting system, or when the number of nominees exceeds the number of board vacancies, vote case-by-case on directors, taking into consideration additional factors to identify the nominees best suited to add value for shareholders.
Sustainability Policy Recommendation: Generally vote to abstain from all candidates if the disclosure provided by the company is not sufficient to allow the assessment of independence and the support of all proposed candidates on equal terms.
If the disclosure is sufficient to allow an assessment of the independence of proposed candidates, generally vote in favor of the following types of candidates:
•	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates:
•	Candidates whose professional background may have the following benefits:
•
Increasing the diversity of incumbent directors’ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors.

•	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.
•	Incumbent board members and candidates explicitly supported by the company’s management.
Please see the International Classification of Directors on the following page.
[11]
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, Sustainability Advisory Services will not recommend an against vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Classification of Directors – International Policy
Executive Director
•	Employee or executive of the company or a wholly-owned subsidiary of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a shareholder of the company;
•	Any director who is also an employee or executive of a significant[1] shareholder of the company;
•	Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
•
Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•
Currently provides or has provided (or a relative[3] provides) during the most recently concluded financial year under review professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

•
Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);

•	Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chair of the company;
•	Relative[3] of a current or former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee or executive;
•
Former executive or employee (five-year cooling off period); Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered[6].

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance[7].
Independent NED
•	No material[2] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

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Footnotes:
[1]	At least 10 percent of the company’s stock, unless market best practice dictates a lower ownership and/or disclosure threshold.
[2]
For purposes of Sustainability Advisory Services’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3]
“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4]
Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5]
A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.
[6]
For example, in continental Europe and Latin America, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure. For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7]	For MEA markets, directors’ past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

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Contested Director Elections
Sustainability Policy Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, the Sustainability policy will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed; and
•	Whether minority or majority representation is being sought.
When analyzing a contested election of directors, Sustainability will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).
Discharge of Board and Management
Sustainability Policy Recommendation: Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other material failures of governance or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks; or
•	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Vote against proposals to remove approval of discharge of board and management from the agenda.

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Director, Officer, and Auditor Indemnification and Liability Provisions
Sustainability Policy Recommendation:
•	Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.
•	Vote against proposals to indemnify auditors.
Board Structure
Sustainability Policy Recommendation:
•	Vote for proposals to fix board size.
•	Vote against the introduction of classified boards and mandatory retirement ages for directors.
•	Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.
3.	Capital Structure
Share Issuance Requests
General Issuances:
Sustainability Policy Recommendation: Evaluate share issuance requests on a case-by-case basis taking into consideration market-specific guidelines as applicable.
For European markets, vote for issuance authorities with preemptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).
Vote for issuance authorities without preemptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).
These thresholds are mutually exclusive.
When calculating the defined limits, all authorized and conditional capital authorizations are considered, including existing authorizations that will remain valid beyond the concerned shareholders’ meeting.
For UK and Irish companies, generally vote for a resolution to authorize the issuance of equity, unless:
•
The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

•
The routine authority to disapply pre-emption rights exceeds 20 percent of the issued share capital, provided that any amount above 10 percent is to be used for the purposes of an acquisition or a specified capital investment. For the general disapplication authority and specific disapplication authority, a further disapplication of up to 2 percent may be used for each authority for the purposes of a follow-on offer.

For French companies:
•	Vote for general issuance requests with preemptive rights, including with a binding “priority right”, for a maximum of 50 percent over currently issued capital.
•
Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the discount on share issuance price proposed in the resolution must comply with a maximum of 10 percent for a vote for to be warranted.

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For Hong Kong companies, generally vote for the general issuance mandate, being the issuance of additional shares and/or the resale or transfer of treasury shares (if permitted), for companies that:
•	Limit the issuance request to 10 percent or less of the relevant class of issued share capital for cash and non-cash consideration;
•	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules ) for issuance for cash and non-cash consideration; and
•
Have no history of renewing the General Issuance Mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital for issuance for cash and non-cash consideration within the 12-month period.

Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.
For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.
For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital. For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
For Latin American companies, generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. Specific Issuances requested will be evaluated on a case-by-case basis.
For shelf registration programs at Latin American companies (Argentina, Colombia, Chile, Mexico, and Peru), vote on a case-by-case basis on all requests, with or without preemptive rights. Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a case-by-case basis, taking into consideration, but not limited to, the following:
•	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
•
Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and

•	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns.
Increases in Authorized Capital
Sustainability Policy Recommendation: Vote for proposals to increase authorized capital on a case-by-case basis if such proposals do not include the authorization to issue shares from the (pre-)approved limit.
In case the proposals to increase authorized capital include the authorization to issue shares according to the
(pre-) approved limit without obtaining separate shareholder approval, the general issuance policy applies.

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Reduction of Capital
Sustainability Policy Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.
Capital Structures
Sustainability Policy Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Sustainability Policy Recommendation:
•
Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•	Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.
•	Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.
•	Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
•	Vote proposals to increase blank check preferred authorizations on a case-by-case basis.
Debt Issuance Requests
Sustainability Policy Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.
Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.
Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Sustainability Policy Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.
Increase in Borrowing Powers
Sustainability Policy Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.
Share Repurchase Plans
Sustainability Policy Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:
•	A repurchase limit of up to 10 percent of issued share capital;
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

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•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.
Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. The Sustainability policy may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 18 months.
In markets where it is normal practice not to provide a repurchase limit, the Sustainability policy will evaluate the proposal based on the company’s historical practice. However, the Sustainability policy expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 18 months.
In addition, the Sustainability policy will recommend against any proposal where:
•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks;
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
Market-Specific Exceptions
For Singapore, generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market repurchases and 20 percent for off-market repurchases.
Reissuance of Shares Repurchased
Sustainability Policy Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Sustainability Policy Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.
Private Placement
Sustainability Policy Recommendation: For Canadian companies, vote case-by-case on private placement issuances taking into account:
•	Whether other resolutions are bundled with the issuance;
•	Whether the rationale for the private placement issuance is disclosed;
•	Dilution to existing shareholders’ position:
•	issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;
•	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;

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•	Market reaction: The market’s response to the proposed private placement since announcement; and
•	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.
Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.
4.	Compensation
Preamble
The assessment of compensation follows the Sustainability Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.
The Global Principles on Compensation underlie market-specific policies in all markets:
•	Provide shareholders with clear, comprehensive compensation disclosures;
•	Maintain appropriate pay structure with emphasis on long-term shareholder value;
•	Avoid arrangements that risk “pay for failure;”
•	Maintain an independent and effective compensation committee;
•	Avoid inappropriate pay to non-executive directors.
European Guidelines
Pursuant to the European Directive 2017/828 (a.k.a. the Shareholder Rights Directive II or SRDII), companies which have their registered office in a Member State and the shares of which are admitted to trading on a regulated market situated or operating within a Member State must (i) submit their director remuneration policy to shareholder (binding or advisory) vote at every material change and in any case at least every four years, and (ii) submit a director remuneration report to discussion or shareholder vote on an annual basis.
In applying the Five Global Principles, the Sustainability policy has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. The Sustainability policy analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:
•	Executive compensation-related proposals; and
•	Non-executive director compensation-related proposals

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Executive Compensation-Related Proposals
Sustainability Advisory Services will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and, where relevant, will take into account the European Pay for Performance (EP4P) model12 outcomes within a qualitative review of a company’s remuneration practices.
Sustainability Policy Recommendation: Sustainability Advisory Services will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:
•	Provide shareholders with clear and comprehensive compensation disclosures:
•	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
•
The level of disclosure of the proposed compensation policy and remuneration report shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

•
Remuneration report disclosure is expected to include amongst others: amounts paid to executives, alignment between company performance and payout to executives, disclosure of variable incentive targets and according levels of achievement and performance awards made, after the relevant performance period (ex-post), and disclosure and explanation of use of any discretionary authority or derogation clause by the board or remuneration committee to adjust pay outcomes.

•	Companies are expected to provide meaningful information regarding the average remuneration of employees of the company, in a manner which permits comparison with directors’ remuneration.
•	Companies shall adequately disclose all elements of the compensation, including:
•	Any short- or long-term compensation component must include a maximum award limit.
•
Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

•	Discretionary payments, if applicable.
•	The derogation policy, if applicable, which shall clearly define and limit any elements (e.g., base salary, STI, LTI, etc.) and extent (e.g., caps, weightings, etc.) to which derogations may apply.
•	Maintain appropriate pay structure with emphasis on long-term shareholder value:
•	The structure of the company’s short-term incentive plan shall be appropriate.
•	The compensation policy must notably avoid guaranteed or discretionary compensation.
•	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
[12]	Definition of Pay-for-Performance Evaluation:
Sustainability Advisory Services annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:
•	Peer Group Alignment:
•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO’s total pay relative to the peer group median.
•
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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•	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Sustainability Advisory Services’ general policy for equity-based plans; and
•	For awards granted to executives, Sustainability Advisory Services will generally require a clear link between shareholder value and awards, and stringent performance-based elements.
•	The balance between short- and long-term variable compensation shall be appropriate.
•	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
•	Avoid arrangements that risk “pay for failure”:
•	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
•
There shall be a clear link between the company’s performance and variable incentives. Financial and non-financial conditions, including ESG criteria, are relevant as long as they reward an effective performance in line with the purpose, strategy, and objectives adopted by the company.

•	There shall not be significant discrepancies between the company’s performance, financial and non-financial, and real executive payouts.
•	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
•	Significant pay increases shall be explained by a detailed and compelling disclosure.
•	Termination payments[13] must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
•
Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

•	Maintain an independent and effective compensation committee:
•	No executives may serve on the compensation committee.
•
In certain markets the compensation committee shall be composed of a majority of independent members, as per Sustainability Advisory Services policies on director election and board or committee composition.

•	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance[14].
In addition to the above, Sustainability Advisory Services will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific voting policies.
[13]
Termination payments’ means any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract.

[14]
In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.

The remuneration committee should disclose how it has taken into account any relevant environmental, social, and governance (ESG) matters when determining remuneration outcomes. Such factors may include (but are not limited to): workplace fatalities and injuries, significant environmental incidents, large or serial fines or sanctions from regulatory bodies and/or significant adverse legal judgments or settlements.
It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

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Non-Executive Director Compensation
•	Avoid inappropriate pay to non-executive directors.
Sustainability Policy Recommendation: Generally vote for proposals to award cash fees to non-executive directors.
Vote against where:
•	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
•	Proposed amounts are excessive relative to other companies in the country or industry.
•	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
•
Proposals provide for the granting of stock options, performance-based equity compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

•	Proposals introduce retirement benefits for non-executive directors.
Vote on a case-by-case basis where:
•	Proposals include both cash and share-based components to non-executive directors.
•	Proposals bundle compensation for both non-executive and executive directors into a single resolution.
Equity-Based Compensation Guidelines
Sustainability Policy Recommendation: Generally vote for equity based compensation proposals or the like if the plan(s) is(are) in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:
•
The volume of awards (to be) transferred to participants under all outstanding plans must not be excessive: the awards must not exceed 5 percent of a company’s issued share capital. This number can be up to 10 percent for high-growth companies or particularly well-designed plans (e.g., with challenging performance criteria, extended vesting/performance period, etc.).

•
The plan(s) must be sufficiently long-term in nature/structure: the vesting of awards (i) must occur no less than three years from the grant date, and (ii) if applicable, should be conditioned on meeting performance targets that are measured over a period of at least three consecutive years;

•	If applicable, performance criteria must be fully disclosed, measurable, quantifiable, and long-term oriented.
•	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
Employee Share Purchase Plans
Sustainability Policy Recommendation: Generally vote for employee stock purchase plans if the number of shares allocated to the plan is 10 percent or less of the company’s issued share capital.
Compensation-Related Voting Sanctions
Should a company be deemed:
•	To have egregious remuneration practices;
•	To have failed to follow market practice by not submitting expected resolutions on executive compensation; or
•	To have failed to respond to significant shareholder dissent on remuneration-related proposals;

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an adverse vote recommendation could be applied to any of the following on a case-by case basis:
•	The reelection of the chair of the remuneration committee or, where relevant, any other members of the remuneration committee;
•	The reelection of the board chair;
•	The discharge of directors; or
•	The annual report and accounts.
This recommendation could be made in addition to other adverse recommendations under existing remuneration proposals (if any).
Stock Option Plans – Adjustment for Dividend (Nordic Region)
Sustainability Policy Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.
This includes one or a combination of the following:
•	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
•	Having significantly higher expected dividends than actual historical dividends;
•	Favorably adjusting the terms of existing options plans without valid reason; and/or
•	Any other provisions or performance measures that result in undue award.
This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. The Sustainability policy will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.
Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.
Share Matching Plans (Sweden and Norway)
Sustainability Policy Recommendation:
The Sustainability policy considers the following factors when evaluating share matching plans:
•	For every share matching plan, Sustainability requires a holding period.
•	For plans without performance criteria, the shares must be purchased at market price.
•	For broad-based share matching plans directed at all employees, Sustainability accepts an arrangement up to a
1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.
In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.
The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with the Sustainability guidelines.
Canadian Guidelines
Sustainability Policy Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

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Vote against management say on pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:
•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices; or
•	The board exhibits poor communication and responsiveness to shareholders.
Pay for Performance:
•
Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities;
•	Analysis of company performance and executive pay trends over time, taking into account our Pay-for- Performance policy;
•	Mix of fixed versus variable and performance versus non-performance-based pay.
Pay Practices:
•
Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);
•	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.
Board Communications and Responsiveness:
•	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
•
Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Sustainability Policy Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote against or withhold from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

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Equity Compensation Plans
Sustainability Policy Recommendation: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan15 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.
•	Plan Features:
•	Absence of problematic change-in-control (CIC) provisions, including:
•	Single-trigger acceleration of award vesting in connection with a CIC; and
•	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.
•	No financial assistance to plan participants for the exercise or settlement of awards;
•	Public disclosure of the full text of the plan document; and
•	Reasonable share dilution from equity plans relative to market best practices.
•	Grant Practices:
•	Reasonable three-year average burn rate relative to market best practices;
•	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
•	The issuance of performance-based equity to the CEO;
•	A clawback provision applicable to equity awards; and
•	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).
Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:
•	Discretionary or insufficiently limited non-employee director participation;
•	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
•	A history of repricing stock options without shareholder approval (three-year look-back);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features that are determined to have a significant negative impact on shareholder interests.
[15]	In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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Director Compensation- TSX
Sustainability Policy Recommendation: On a case-by-case basis, generally vote withhold for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:
•
Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);

•	Performance-based equity grants to non-employee directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and
•	Other significant problematic practices relating to director compensation.
Other Compensation Plans
Employee Stock Purchase Plans (ESPPs, ESOPs)
Sustainability Policy Recommendation: Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:
•	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
•
Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

•	Purchase price is at least 80 percent of fair market value with no employer contribution;
•	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
•	The Plan Amendment Provision requires shareholder approval for amendments to:
•	The number of shares reserved for the plan;
•	The allowable purchase price discount;
•	The employer matching contribution amount.
Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the Sustainability compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.
Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.
The Sustainability policy will also take into account other compensation and benefit programs, in particular pensions.
Deferred Share Unit Plans
Sustainability Policy Recommendation: Generally vote for Deferred Compensation Plans if:
•	Potential dilution together with all other equity-based compensation is ten percent of the outstanding common shares or less.

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Other elements of director compensation to evaluate in conjunction with deferred share units include:
•	Director stock ownership guidelines of a minimum of three times annual cash retainer;
•	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years;
•	The mix of remuneration between cash and equity; and
•	Other forms of equity-based compensation, i.e. stock options, restricted stock.
International Guidelines
Sustainability Policy Recommendation: Evaluate executive and director compensation proposals on a case-by-case basis taking into consideration the Global Principles as applicable.
5.	Environmental and Social Issues
Social and Environmental Proposals - Overall Approach
ISS’ Sustainability Policy generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.
Sustainability Policy Recommendation: Generally vote in favor of social and environmental proposals that seek to promote good corporate citizenship while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining votes on shareholder social and environmental proposals, the following factors are considered:
•	Whether the proposal itself is well framed and reasonable;
•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
•	The percentage of sales, assets and earnings affected;
•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;
•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	What other companies have done in response to the issue;
•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•	Whether implementation of the proposal would achieve the objectives sought in the proposal.
Climate Change
Sustainability Policy Recommendation:
•
Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

•	Vote for shareholder proposals calling for the reduction of GHG emissions.
•
Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

•	Vote for shareholder proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products.

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•
Vote case-by-case on shareholder proposals that request the company to its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan. Factors such as the completeness and rigor of the company’s climate-related disclosure, the company’s actual GHG emissions performance, whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions, and whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive will be taken into account.

Say on Climate (SoC) Management Proposals
Sustainability Policy Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan16, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
•
The completeness, feasibility, and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions in line with Paris Agreement goals (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;
•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
•	Whether the company’s climate data has received third-party assurance;
•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
•	Whether there are specific industry decarbonization challenges; and
•	The company’s related commitment, disclosure, and performance compared to its industry peers.
[16]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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6.	Other Items
Reorganizations/Restructurings
Sustainability Policy Recommendation: Vote reorganizations and restructurings on a case-by-case basis.
Mergers and Acquisitions
Sustainability Policy Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:
For every M&A analysis, the Sustainability policy reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Sustainability places emphasis on the offer premium, market reaction, and strategic rationale;

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause Sustainability to scrutinize a deal more closely;
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Sustainability will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

•	Stakeholder impact - Impact on community stakeholders including impact on workforce, environment, etc.
Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Sustainability Policy Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.
Reincorporation Proposals
Sustainability Policy Recommendation: Vote reincorporation proposals on a case-by-case basis.
Expansion of Business Activities
Sustainability Policy Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Sustainability Policy Recommendation: Vote related-party transactions on a case-by-case basis considering factors including, but not limited to, the following:
•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;

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•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.
Commonly seen related-party transactions include (but are not limited to):
•	Transactions involving the sale or purchase of property and/or assets;
•	Transactions involving the lease of property and/or assets;
•	Transactions involving the provision or receipt of services or leases; and
•	Transactions involving the acquisition or transfer of intangible items (e.g., research and development, trademarks, license agreements).
If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Sustainability may recommend against the election of the director(s) involved in the related-party transaction or against the full board.
In the case of Nigerian companies, vote for proposals relating to renewal of the general mandate for the company to enter into recurrent transactions with related parties necessary for its day-to-day operations in the absence of any concerns with the related party transactions concluded pursuant to this general mandate.
Antitakeover Mechanisms
Sustainability Policy Recommendation: Vote against all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Following the Florange act of 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.
Exclusive Forum Proposals (TSX-Listed Companies and Venture Companies)
Sustainability Policy Recommendation: Vote case-by-case on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:
•	Jurisdiction of incorporation;
•	Board rationale for adopting exclusive forum;
•	Legal actions subject to the exclusive forum provision;
•	Evidence of past harm as a result of shareholder legal action against the company originating outside of the jurisdiction of incorporation;
•	Company corporate governance provisions and shareholder rights;
•	Any other problematic provisions that raise concerns regarding shareholder rights.

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7.	Foreign Private Issuers
Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S. Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:
Vote against or withhold from non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, compensation, and a nomination committee, each of which is entirely composed of independent directors. Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. All other voting items will be evaluated using the relevant regional or market proxy voting guidelines.
While a firm’s country of incorporation will remain the primary basis for evaluating companies, Sustainability Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

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THE GLENMEDE FUND, INC.

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Articles of Amendment and Restatement, dated October 12, 1988, are incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the Securities and Exchange Commission (“SEC”) on December 29, 1995 (“Post-Effective Amendment No. 17”).

	(2)	Articles Supplementary, dated August 16, 1989, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 17.

	(3)	Articles Supplementary, dated February 28, 1991, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 17.

	(4)	Articles Supplementary, dated March 3, 1992, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 17.

	(5)	Articles Supplementary, dated June 2, 1992, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 17.

	(6)	Articles Supplementary, dated September 30, 1994, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 17.

	(7)	Articles Supplementary, dated December 30, 1994, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(g) of Post-Effective Amendment No. 17.

	(8)	Articles of Amendment, dated February 26, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(h) of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) as filed with the SEC on June 6, 1997 (“Post-Effective Amendment No. 21”).

	(9)	Articles Supplementary, dated September 22, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(i) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on October 31, 1997 (“Post-Effective Amendment No. 24”).

	(10)	Articles of Amendment, dated September 22, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(i) of Post-Effective Amendment No. 24.

	(11)	Articles of Amendment, dated September 22, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(k) of Post-Effective Amendment No. 24.

	(12)	Articles Supplementary, dated September 25, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(l) of Post-Effective Amendment No. 24.

	(13)	Articles of Amendment, dated December 22, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(m) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on March 2, 1998 (“Post-Effective Amendment No. 26”).

	(14)	Articles Supplementary, dated December 22, 1997, to Articles of Incorporation are incorporated herein by reference to Exhibit 1(n) of Post-Effective Amendment No. 26.

	(15)	Articles of Amendment, dated August 18, 1998, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (15) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 23, 1998 (“Post-Effective Amendment No. 27”).

	(16)	Articles Supplementary, dated October 11, 1999, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (16) of Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on October 15, 1999 (“Post-Effective Amendment No. 29”).

(17)	Articles Supplementary, dated December 13, 1999, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (17) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 15, 1999 (“Post-Effective Amendment No. 30”).

(18)	Articles of Amendment, dated February 1, 2000, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (18) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 28, 2000 (“Post-Effective Amendment No. 31”).

(19)	Articles Supplementary, dated September 25, 2001, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (19) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on November 29, 2001 (“Post-Effective Amendment No. 33”).

(20)	Articles Supplementary dated, March 18, 2002, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (20) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 27, 2003 (“Post-Effective Amendment No. 35”).

(21)	Articles of Amendment, dated March 18, 2002, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (21) of Post-Effective Amendment No. 35.

(22)	Articles Supplementary, dated July 30, 2002, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (22) of Post-Effective Amendment No. 35.

(23)	Articles Supplementary, dated December 10, 2003, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (23) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 12, 2003 (“Post-Effective Amendment No. 36”).

(24)	Articles Supplementary, dated December 8, 2004, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (24) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 25, 2005 (“Post-Effective Amendment No. 39”).

(25)	Articles Supplementary, dated February 7, 2005, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (25) of Post-Effective Amendment No. 39.

(26)	Articles of Amendment, dated February 7, 2005, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (26) of Post-Effective Amendment No. 39.

(27)	Articles of Amendment, dated June 14, 2005, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (27) of Post-Effective Amendment No. 40 of the Registrant’s Registration Statement on Form N-1A (Nos.33-22884/811-5577) filed with the SEC on December 15, 2005 (“Post-Effective Amendment No. 40”).

(28)	Articles Supplementary, dated June 15, 2006, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (28) of Post-Effective Amendment No. 42 of the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on June 29, 2006 (“Post-Effective Amendment No. 42”).

(29)	Articles Supplementary, dated September 11, 2006, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (29) of Post-Effective Amendment No. 43 of the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on September 28, 2006 (“Post-Effective Amendment No. 43”).

(30)	Articles Supplementary, dated January 12, 2007, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (30) of Post-Effective Amendment No. 44 of the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 23, 2007 (“Post-Effective Amendment No. 44”).

(31)	Articles Supplementary, dated July 24, 2007, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (31) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 28, 2008 (“Post-Effective Amendment No. 45”).

(32)	Articles of Amendment, dated September 17, 2007, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (32) of Post-Effective Amendment No. 45.

(33)	Articles Supplementary, dated December 28, 2007, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (33) of Post-Effective Amendment No. 45.

(34)	Articles Supplementary, dated March 3, 2008 to the Articles of Incorporation are incorporated herein by reference to Exhibit (a) (34) of Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 46”).

(35)	Articles Supplementary, dated April 14, 2010, to the Articles of Incorporation are incorporated herein by reference to Exhibit (a) (35) of Post-Effective Amendment No. 50 of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on June 30, 2010 (“Post-Effective Amendment No. 50”).

(36)	Articles Supplementary, dated December 15, 2010, to the Articles of Incorporation are incorporated herein by reference to Exhibit (a) (36) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 52 filed with the SEC on December 29, 2010 (“Post-Effective Amendment No. 52”).

(37)	Articles Supplementary, dated June 3, 2011, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (37) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 55 filed with the SEC on February 24, 2012 (“Post-Effective Amendment No. 55”).

(38)	Articles Supplementary, dated June 27, 2012, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (38) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 58 filed with the SEC on September 28, 2012 (“Post-Effective Amendment No. 58”).

(39)	Articles Supplementary, dated June 5, 2013, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (39) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 62 filed with the SEC on February 28, 2014 (“Post-Effective Amendment No. 62”).

(40)	Articles of Amendment, dated February 12, 2014, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (40) of Post-Effective Amendment No. 62.

(41)	Articles Supplementary, dated June 12, 2014, to Articles of Incorporation, are incorporated herein by reference to Exhibit (a) (41) of Post-Effective Amendment No. 64 filed with the SEC on July 18, 2014 (“Post-Effective Amendment No. 64”).

(42)	Articles Supplementary, dated August 7, 2014, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (42) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 65 filed with the SEC on September 30, 2014 (“Post-Effective Amendment No. 65”).

(43)	Articles Supplementary, dated September 17, 2014, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (43) of Post-Effective Amendment No. 65.

(44)	Articles Supplementary, dated April 21, 2015, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (44) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 75 filed with the SEC on May 1, 2015 (“Post-Effective Amendment No. 75”).

(45)	Articles of Amendment, dated April 21, 2015, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (45) of Post-Effective Amendment No. 75.

(46)	Articles Supplementary, dated June 11, 2015, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (46) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 76 filed with the SEC on June 25, 2015 (“Post-Effective Amendment No. 76”).

(47)	Articles Supplementary, dated September 10, 2015, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (47) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 78 filed with the SEC on October 8, 2015 (“Post-Effective Amendment No. 78”).

(48)	Articles Supplementary, dated December 23, 2015, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (48) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 79 filed with the SEC on December 22, 2015 (“Post-Effective Amendment No. 79”).

(49)	Articles Supplementary, dated March 28, 2016, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (49) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 83 filed with the SEC on April 15, 2016 (“Post-Effective Amendment No. 83”).

(50)	Articles Supplementary, dated June 16, 2016, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (50) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 86 filed with the SEC on July 14, 2016 (“Post-Effective Amendment No. 86”).

(51)	Articles of Amendment, dated June 16, 2016, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (51) of Post-Effective Amendment No. 86.

(52)	Articles Supplementary, dated September 20, 2016, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (52) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 89 filed with the SEC on October 7, 2016 (“Post-Effective Amendment No. 89”).

(53)	Articles Supplementary, dated December 15, 2016, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (53) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 90 filed with the SEC on December 21, 2016 (“Post-Effective Amendment No. 90”).

(54)	Articles of Amendment, dated February 28 2017, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (54) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 95 filed with the SEC on May 5, 2017 (“Post-Effective Amendment No. 95”).

(55)	Articles Supplementary, dated June 15, 2017, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (55) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 97 filed with the SEC on August 30, 2017 (“Post-Effective Amendment No. 97”).

(56)	Articles Supplementary, dated December 14, 2017, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (56) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 100 filed with the SEC on February 28, 2018 (“Post-Effective Amendment No. 100”).

(57)	Articles of Amendment, dated December 14, 2017, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (57) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 102 filed with the SEC on October 5, 2018 (“Post-Effective Amendment No. 102”).

(58)	Article Supplementary, dated September 18, 2018, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (58) of Post-Effective Amendment No. 102.

(59)	Articles of Amendment, dated December 13, 2018, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (59) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 105 filed with the SEC on February 14, 2019 (“Post-Effective Amendment No. 105”).

(60)	Articles Supplementary, dated December 13, 2018, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (60) of Post-Effective Amendment No. 105.

(61)	Articles of Amendment, dated March 10, 2020, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (61) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A ((Nos. 33-22884/811-05577) No. 111 filed with the SEC on February 26, 2021 (“Post-Effective Amendment No. 111”).

(62)	Articles Supplementary, dated September 10, 2020, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (62) of Post-Effective Amendment No. 111.

(63)	Articles Supplementary, dated October 13, 2021, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (63) of Post-Effective Amendment No. 112.

(64)	Articles of Amendment dated March 9, 2022, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (64) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 113 filed with the SEC on December 28, 2022 (“Post-Effective Amendment No. 113”).

(65)	Articles Supplementary, dated April 7, 2023, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (65) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 116 filed with the SEC on June 26, 2023 (“Post-Effective Amendment No. 116”) .

(66)	Articles of Amendment, dated June 21, 2023, to Articles of Incorporation are incorporated herein by reference to Exhibit (a) (66) of Post-Effective Amendment No. 116.

(67)	Articles Supplementary dated September 13, 2024 to the Articles of Incorporation are incorporated herein by reference to Exhibit (a) (67) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 0001133228-24-009300) No. 119 filed with the SEC on October 4, 2024 (“Post-Effective Amendment No. 119)”.

(68)	Articles of Amendment dated September 13, 2024 to the Articles of Incorporation are incorporated herein by reference to Exhibit (a) (68) of Post-Effective Amendment No. 119.

	(69)	Articles of Amendment dated December 4, 2024 to the Articles of Incorporation are incorporated herein by reference to Exhibit (a) (69) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Accession No. 0001133228-25-001601) No. 121 filed with the SEC on February 27, 2028 (“Post-Effective Amendment No. 121”).

	(70)	Articles of Amendment to the Articles of Incorporation are filed herewith.

	(71)	Articles Supplementary to the Articles of Incorporation are filed herewith.

(b)	(1)	By-Laws of Registrant as amended on March 9, 2022, are incorporated herein by reference to Exhibit (b) (1) of Post-Effective Amendment No. 113.

(c)	(1)	See: Article Fifth, Articles of Amendment and Restatement, dated October 12, 1988, which are incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 17; Articles Supplementary, dated August 16, 1989, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 17; Articles Supplementary, dated February 28, 1991, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 17; Articles Supplementary dated March 3, 1992 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 17; Articles Supplementary dated June 2, 1992 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 17; Articles Supplementary, dated September 30, 1994, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 17; Articles Supplementary, dated December 30, 1994, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(g) of Post-Effective Amendment No. 17; Articles Supplementary, dated September 22, 1997, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(i) of Post-Effective Amendment No. 24; Articles Supplementary, dated September 25, 1997, to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(l) of Post-Effective Amendment No. 24; Articles Supplementary, dated December 22, 1997, to Articles of Incorporation which are incorporated herein by reference as Exhibit 1(n) of Post-Effective Amendment No. 26; Articles Supplementary, dated October 11, 1999, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (16) of Post-Effective Amendment No. 29; Articles Supplementary, dated December 13, 1999, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (17) of Post-Effective Amendment No. 30;
		Articles Supplementary, dated September 25, 2001, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (19) of Post-Effective Amendment No. 33; Articles Supplementary, dated March 18, 2002, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (20) of Post-Effective Amendment No. 35; Articles Supplementary, dated July 30, 2002, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (22) of Post-Effective Amendment No. 35; Articles Supplementary, dated December 10, 2003, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (23) of Post-Effective Amendment No. 36; Articles Supplementary, dated December 8, 2004, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (24) of Post-Effective Amendment No. 39;
		Articles Supplementary, dated February 7, 2005, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (25) of Post-Effective Amendment No. 39; Articles Supplementary, dated June 15, 2006, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (28) of Post-Effective Amendment No. 42; Articles Supplementary, dated September 11, 2006, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (29) of Post-Effective Amendment No. 43; Articles Supplementary, dated January 12, 2007 to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (30) of Post-Effective Amendment No. 44; Articles Supplementary, dated July 24, 2007, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (31) of Post-Effective Amendment No. 45; Articles of Amendment, dated September 17, 2007, to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (32) of Post-Effective Amendment No. 45; Articles Supplementary, dated December 28, 2007 to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (33) to Post-Effective Amendment No. 45; Articles Supplementary, dated March 3, 2008 to Articles of Incorporation which are incorporated herein by reference to Exhibit (a) (34) to Post-Effective Amendment No. 46; Articles Supplementary, dated April 14, 2010, which are incorporated herein by reference to Exhibit (a) (35) to Post-Effective Amendment No. 50; Articles Supplementary, dated December 15, 2010, which are incorporated by reference to Exhibit (a) (36) to Post-Effective Amendment No. 52; Articles Supplementary to Articles of Incorporation, dated June 3, 2011, which are incorporated by reference to Exhibit (a) (37) to Post-Effective Amendment No. 55; Articles Supplementary to Articles of Incorporation, dated June 27, 2012, which are incorporated by reference to Exhibit (a) (38) to Post-Effective Amendment No. 58; Articles Supplementary to Articles of Incorporation, dated June 5, 2013, which are incorporated by reference to Exhibit (a) (39) to Post-Effective Amendment No. 62; Articles Supplementary to Articles of Incorporation, dated June 12, 2014, which are incorporated by reference to Exhibit (a) (41) to Post-Effective Amendment No. 64; Articles Supplementary to Articles of Incorporation, dated August 7, 2014, which are incorporated by reference to Exhibit (a) (42) to Post-Effective Amendment No. 65; Articles Supplementary to Articles of Incorporation, dated September 17, 2014, which are incorporated by reference to Exhibit (a) (43) to Post-Effective Amendment No. 65;
		Articles Supplementary to Articles of Incorporation, dated April 21, 2015, which are incorporated by reference to Exhibit (a) (44) of Post-Effective Amendment No. 75; Articles Supplementary to Articles of Incorporation, dated June 11, 2015, which are incorporated by reference to Exhibit (a) (46) of Post-Effective Amendment No. 76; Articles Supplementary to Articles of Incorporation, dated September 10, 2015, which are incorporated by reference to Exhibit (a) (47) of Post-Effective Amendment No. 78; Articles Supplementary to Articles of Incorporation, dated December 23, 2015, which are incorporated by reference to Exhibit (a) (48) of Post-Effective Amendment No. 79; Articles Supplementary to Articles of Incorporation, dated March 28, 2016, which are incorporated by reference to Exhibit (a) (49) of Post-Effective Amendment No. 83; Articles Supplementary to Articles of Incorporation, dated June 16, 2016, which are incorporated herein by reference to Exhibit (a) (50) of Post-Effective Amendment No. 86; Articles Supplementary to Articles of Incorporation, dated September 20, 2016, which are incorporated herein by reference to Exhibit (a) (52) of Post-Effective Amendment No. 89; Articles Supplementary to Articles of Incorporation, dated December 15, 2016, which are incorporated herein by reference to Exhibit (a) (53) of Post-Effective Amendment No. 90; Articles Supplementary to Articles of Incorporation, dated June 15, 2017, which are incorporated herein by reference to Exhibit (a) (55) of Post-Effective Amendment No. 97; Articles Supplementary to Articles of Incorporation, dated December 14, 2017, which are incorporated herein by reference to Exhibit (a) (56) of Post-Effective Amendment No. 100; Articles Supplementary to Articles of Incorporation, dated September 18, 2018, which are incorporated herein by reference to Exhibit (a) (58) of Post-Effective Amendment No. 102; Articles Supplementary to Articles of Incorporation, dated December 13, 2018, which are incorporated herein by reference to Exhibit (a) (60) of Post-Effective Amendment No. 105; and Sections (7) and (11) of Article II, Article VII and Section (3) of Article VIII of Registrant’s By-Laws which are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 17.

(d)	(1)	Investment Advisory Agreement between Registrant and The Glenmede Trust Company, dated October 25, 1988, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 17.

	(2)	Amendment No. 1, dated September 13, 1994, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 17.

	(3)	Investment Advisory Agreement between the Registrant and The Glenmede Trust Company relating to the Small Cap Equity Portfolio (formerly, the Small Capitalization Equity Portfolio), dated January 1, 1998, is incorporated herein by reference to Exhibit (d) (10) of Post-Effective Amendment No. 27.

	(4)	Assumption and Guarantee, dated September 1, 2000, between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Government Cash, Tax-Exempt Cash, Core Fixed Income, Strategic Equity, International and Large Cap Value Portfolios is incorporated herein by reference to Exhibit (d) (10) of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 28, 2001 (“Post-Effective Amendment No. 32”).

	(5)	Assumption and Guarantee, dated September 1, 2000, between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Small Cap Equity Portfolio is incorporated herein by reference to Exhibit (d) (12) of Post-Effective Amendment No. 32.

	(6)	Investment Advisory Agreement, dated as of February 27, 2004, between Registrant and Glenmede Advisers, Inc. relating to Large Cap 100 Portfolio is incorporated herein by reference to Exhibit (d) (19) of Post-Effective Amendment No. 39.

	(7)	Investment Advisory Agreement, dated as of February 27, 2004, between Registrant and Glenmede Advisers, Inc. relating to Large Cap Growth Portfolio is incorporated herein by reference to Exhibit (d) (20) of Post-Effective Amendment No. 39.

	(8)	Amendment No. 2 to Investment Advisory Agreement, dated as of August 1, 2005, between Registrant and Glenmede Advisers, Inc. relating to Core Fixed Income Portfolio, International Portfolio, Large Cap Value Portfolio and Strategic Equity Portfolio is incorporated herein by reference to Exhibit (d) (21) of Post-Effective Amendment No. 40.

	(9)	Investment Advisory Agreement, dated September 26, 2006, between Registrant and Glenmede Advisers, Inc. relating to Total Market Long/Short Portfolio is incorporated herein by reference to Exhibit (d) (25) of Post-Effective Amendment No. 43.

	(10)	Investment Advisory Agreement, dated September 26, 2006, between Registrant and Glenmede Advisers, Inc. relating to Absolute Return Portfolio is incorporated herein by reference to Exhibit (d) (24) of Post-Effective Amendment No. 43.

(11)	Amendment to Investment Advisory Agreements, dated as of January 1, 2007, among the Registrant, Glenmede Advisers, Inc., and Glenmede Investment Management LP, relating to the Government Cash, Tax-Exempt Cash, Core Fixed Income (formerly, Intermediate Government), Strategic Equity (formerly, Equity), International, Large Cap Value (formerly, Model Equity), U.S. Emerging Growth (formerly, Small Capitalization Growth), Small Cap Equity (formerly, Small Capitalization Equity), Large Cap Growth, Large Cap 100, Absolute Return and Total Market Long/Short Portfolios is incorporated herein by reference to Exhibit (d) (28) of Post-Effective Amendment No. 44.

(12)	Investment Advisory Agreement between Registrant and Glenmede Investment Management LP, relating to Secured Options Portfolio is incorporated herein by reference to Exhibit (d) (32) of Post-Effective Amendment No. 50.

(13)	Investment Advisory Agreement, dated September 28, 2012, between Registrant and Glenmede Investment Management LP, relating to the International Secured Options Portfolio is incorporated by reference to Exhibit (d) (43) of Post-Effective Amendment No. 58.

(14)	Investment Advisory Agreement, dated December 22, 2015, between Registrant and Glenmede Investment Management LP, relating to the Women in Leadership U.S. Equity Portfolio is incorporated herein by reference to Exhibit (d) (67) of Post-Effective Amendment No. 79.

(15)	Investment Advisory Agreement, dated December 22, 2015, between Registrant and Glenmede Investment Management LP, relating to the Environmental Accountability Portfolio (formerly, Responsible ESG U.S. Equity Portfolio) is incorporated herein by reference to Exhibit (d) (68) of Post-Effective Amendment No. 79.

(16)	Investment Advisory Agreement, dated June 29, 2016, between Registrant and Glenmede Investment Management LP, relating to the Short Term Tax Aware Fixed Income Portfolio is incorporated herein by reference to Exhibit (d) (81) of Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on June 29, 2016 (“Post-Effective Amendment No. 84”).

(17)	Investment Advisory Agreement between Registrant and Glenmede Investment Management LP, relating to the Equity Income Portfolio is incorporated herein by reference to Exhibit (d) (83) of Post-Effective Amendment No. 90.

(18)	Investment Advisory Agreement between Registrant and Glenmede Investment Management LP, relating to the Disciplined U.S. Value Equity Portfolio (formerly, Quantitative U.S. Large Cap Value Equity Portfolio) is incorporated herein by reference to Exhibit (d) (92) of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) filed with the SEC on November 13, 2017 (“Post-Effective Amendment No. 98”).

(19)	Investment Advisory Agreement between Registrant and Glenmede Investment Management LP, relating to the Disciplined U.S. Small Cap Equity Portfolio (formerly, Quantitative U.S. Small Cap Equity Portfolio) is incorporated herein by reference to Exhibit (d) (93) of Post-Effective Amendment No. 98.

(20)	Advisory Fee Reduction Commitment for the Disciplined International Equity Portfolio is filed herewith.

(21)	Contractual Fee Waiver Agreement, dated February 6, 2025 between Registrant and Glenmede Investment Management LP, relating to the Long/Short Equity Portfolio and Total Market Plus Equity Portfolio incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 121.

	(22)	Contractual Fee Waiver Agreement, dated February 6, 2025 between Registrant and Glenmede Investment Management LP, relating to the Equity Income Portfolio is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 121.

	(23)	Contractual Fee Waiver Agreement, dated October 4, 2024 between Registrant and Glenmede Investment Management LP, relating to the Environmental Accountability Portfolio is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 119.

	(24)	Contractual Fee Waiver Agreement, dated February 6, 2025 between Registrant and Glenmede Investment Management LP, relating to the Women in Leadership U.S. Equity Portfolio incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 121.

	(25)	Contractual Fee Waiver Agreement between Registrant and Glenmede Investment Management LP, relating to the Disciplined International Equity Portfolio is filed herewith.

	(26)	Contractual Fee Waiver Agreement between Registrant and Glenmede Investment Management LP, relating to the Global Secured Options Portfolio is filed herewith.

	(27)	Contractual Fee Waiver Agreement, dated February 6, 2025 between Registrant and Glenmede Investment Management LP, relating to the Disciplined U.S. Value Equity Portfolio is incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 121.

	(28)	Contractual Fee Waiver Agreement between Registrant and Glenmede Investment Management LP, relating to the Disciplined U.S. Small Cap Equity Portfolio is filed herewith.

(e)	(1)	Distribution Agreement, dated March 31, 2020, by and between the Registrant, Quasar Distributors, LLC and Glenmede Investment Management LP is incorporated herein by reference to Exhibit (e) (1) of Post-Effective Amendment No. 111.

	(2)	Distribution Agreement, dated September 30, 2021, by and between the Registrant, Quasar Distributors, LLC and Glenmede Investment Management LP is incorporated herein by reference to Exhibit (e) (2) of Post-Effective Amendment No. 112.

	(3)	First Amendment to the Distribution Agreement, dated June 21, 2022, by and between the Registrant, Quasar Distributors, LLC and Glenmede Investment Management LP, is incorporated herein by reference to Exhibit (e) (3) of Post-Effective Amendment No. 115.

	(4)	Second Amendment to the Distribution Agreement, dated June 28, 2023, by and between the Registrant, Quasar Distributors, LLC and Glenmede Investment Management LP is incorporated herein by reference to Exhibit (e) (4) of Post-Effective Amendment No. 116.

(f)	Not Applicable.

(g)	(1)	Custody Agreement, dated as of September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g) (2) of Post-Effective Amendment No. 33.

	(2)	Delegation Agreement, dated as of September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g) (3) of Post-Effective Amendment No. 33.

	(3)	Amendment to Custody Agreement, effective March 28, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g) (5) of Post-Effective Amendment No. 36.

(4)	First Amendment to Custody Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g) (5) of Post-Effective Amendment No. 37 to registrant’s Registration Statement on Form N1-A (Nos. 33-22884/811-5577) filed with the SEC on February 27, 2004 (“Post-Effective Amendment No. 37”).

(5)	Second Amendment to Custody Agreement, dated September 19, 2006, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g) (5) of Post-Effective Amendment No. 43.

(6)	Transfer Agency Agreement, dated as of September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g) (4) of Post-Effective Amendment No. 33.

(7)	First Amendment to Transfer Agency Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g) (6) of Post-Effective Amendment No. 37.

(8)	Second Amendment to Transfer Agency Agreement, dated September 19, 2006, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (g) (8) of Post-Effective Amendment No. 43.

(9)	Third Amendment to Custody Agreement between Registrant and State Street Bank and Trust Company adding the Secured Options Portfolio, is incorporated herein by reference to Exhibit (g) (9) of Post-Effective Amendment No. 50.

(10)	Third Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company adding the Secured Options Portfolio, is incorporated herein by reference to Exhibit (g) (10) of Post-Effective Amendment No. 50.

(11)	Fifth Amendment to Custody Agreement between Registrant and State Street Bank and Trust Company adding the International Secured Options Portfolio, is incorporated herein by reference to Exhibit (g) (13) of Post-Effective Amendment No. 58.

(12)	Fifth Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company adding International Secured Options Portfolio, is incorporated herein by reference to Exhibit (g) (14) of Post-Effective Amendment No. 58.

(13)	Sixth Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g) (15) of Post-Effective Amendment No. 62.

(14)	Seventh Amendment to Custody Agreement between Registrant and State Street Bank and Trust Company adding the Women in Leadership
U.S. Equity Portfolio, Environmental Accountability Portfolio (formerly, Responsible ESG U.S. Equity Portfolio) and High Yield Municipal Portfolio, is incorporated herein by reference to Exhibit (g) (18) of Post-Effective Amendment No. 79.

(15)	Eighth Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company adding the Women in Leadership U.S. Equity Portfolio, Environmental Accountability Portfolio (formerly, Responsible ESG U.S. Equity Portfolio) and High Yield Municipal Portfolio, is incorporated herein by reference to Exhibit (g) (19) of Post-Effective Amendment No. 79.

(16)	Eighth Amendment to Custody Agreement between Registrant and State Street Bank and Trust Company adding the Short Term Tax Aware Fixed Income Portfolio is incorporated herein by reference to Exhibit (g) (20) of Post-Effective Amendment No. 84.

(17)	Ninth Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company adding the Short Term Tax Aware Fixed Income Portfolio is incorporated herein by reference to Exhibit (g) (21) of Post-Effective Amendment No. 84.

(18)	Ninth Amendment to Custody Agreement between Registrant and State Street Bank and Trust Company adding the Equity Income Portfolio is incorporated herein by reference to Exhibit (g) (22) of Post-Effective Amendment No. 90.

(19)	Tenth Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company adding the Equity Income Portfolio is incorporated herein by reference to Exhibit (g) (23) of Post-Effective Amendment No. 90.

	(20)	Tenth Amendment to Custody Agreement between Registrant and State Street Bank and Trust Company adding the Disciplined U.S. Value Equity Portfolio (formerly, Quantitative U.S. Large Cap Value Equity Portfolio) and Disciplined U.S. Small Cap Equity Portfolio (formerly, Quantitative U.S. Small Cap Equity Portfolio) is incorporated herein by reference to Exhibit (g) (24) of Post-Effective Amendment No. 98.

	(21)	Eleventh Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company adding the Disciplined U.S. Value Equity Portfolio (formerly, Quantitative U.S. Large Cap Value Equity Portfolio) and Disciplined U.S. Small Cap Equity Portfolio (formerly, Quantitative U.S. Small Cap Equity Portfolio) is incorporated herein by reference to Exhibit (g) (25) of Post-Effective Amendment No. 98.

(h)	(1)	Administration Agreement, dated as of September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h) (4) of Post-Effective Amendment No. 33.

	(2)	First Amendment to Administration Agreement, dated as of December 10, 2003, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h) (3) of Post-Effective Amendment No. 37.

	(3)	Second Amendment to Administration Agreement, dated September 26, 2006, between Registrant and Investors Bank & Trust Company, is incorporated herein by reference to Exhibit (h) (3) of Post-Effective Amendment No. 43.

	(4)	Amended and Restated Shareholder Servicing Plan and related Agreement, dated September 26, 2006, between the Registrant and The Glenmede Trust Company N.A. is incorporated herein by reference to Exhibit (h) (4) of Post-Effective Amendment No. 43.

	(5)	Securities Lending Agency Agreement, dated September 1, 2001, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h) (5) of Post-Effective Amendment No. 43.

	(6)	Amendment No. 1 to Securities Lending Agency Agreement, dated as of February 28, 2004, between Registrant and Investors Bank & Trust Company, is incorporated herein by reference to Exhibit (h) (6) of Post-Effective Amendment No. 43.

	(7)	Amendment No. 2 to Securities Lending Agency Agreement, dated as of September 19, 2006, between Registrant and Investors Bank & Trust Company is incorporated herein by reference to Exhibit (h) (7) of Post-Effective Amendment No. 43.

	(8)	Securities Lending Authorization Agreement, dated as of September 1, 2007, between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h) (8) of Post-Effective Amendment No. 45.

	(9)	Termination and Renewal Agreement, dated as of August 1, 2007, between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h) (9) of Post-Effective Amendment No. 45.

	(10)	First Amendment to Securities Lending Authorization Agreement, dated as of October 15, 2009, between Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h) (10) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) filed with the SEC on December 17, 2009 (“Post-Effective Amendment No. 47”).

	(11)	Securities Lending and Services Agreement, dated as of October 15, 2009, between the Registrant, on behalf of its Long/Short Portfolio and Total Market Portfolio and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h) (11) of Post-Effective Amendment No. 47.

	(12)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement, is incorporated herein by reference to Exhibit (h) (12) of Post-Effective Amendment No. 50.

	(13)	Third Amendment to Administration Agreement between Registrant and State Street Bank and Trust Company adding the Secured Options Portfolio, is incorporated herein by reference to Exhibit (h) (13) of Post-Effective Amendment No. 50.

	(14)	Second Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company adding the Secured Options Portfolio, is incorporated herein by reference to Exhibit (h) (14) of Post-Effective Amendment No. 50.

(15)	Purchasing Fund Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h) (18) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 53. filed with the SEC on February 25, 2011.

(16)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement, is incorporated herein by reference to Exhibit (h) (19) of Post-Effective Amendment No. 58.

(17)	Fifth Amendment to Administration Agreement between Registrant and State Street Bank and Trust Company adding the International Secured Options Portfolio, is incorporated herein by reference to Exhibit (h) (20) of Post-Effective Amendment No. 58.

(18)	Fourth Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company adding the International Secured Options Portfolio, is incorporated herein by reference to Exhibit (h) (21) of Post-Effective Amendment No. 58.

(19)	Seventh Amendment to the Administration Agreement, dated July 14, 2015, between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h) (25) of Post-Effective Amendment No. 78.

(20)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement, is incorporated herein by reference to Exhibit (h) (27) of Post-Effective Amendment No. 79.

(21)	Eighth Amendment to Administration Agreement between Registrant and State Street Bank and Trust Company adding the Women in Leadership U.S. Equity Portfolio, Environmental Accountability Portfolio (formerly, Responsible ESG U.S. Equity Portfolio) and High Yield Municipal Portfolio, is incorporated herein by reference to Exhibit (h) (28) of Post-Effective Amendment No. 79.

(22)	Sixth Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company adding the Women in Leadership U.S. Equity Portfolio and Environmental Accountability Portfolio (formerly, Responsible ESG U.S. Equity Portfolio), is incorporated herein by reference to Exhibit (h) (29) of Post-Effective Amendment No. 79.

(23)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement is incorporated herein by reference to Exhibit (h) (30) of Post-Effective Amendment No. 84.

(24)	Ninth Amendment to Administration Agreement between Registrant and State Street Bank and Trust Company adding the Short Term Tax Aware Fixed Income Portfolio is incorporated herein by reference to Exhibit (h) (31) of Post-Effective Amendment No. 84.

(25)	Seventh Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h) (32) of Post-Effective Amendment No. 89.

(26)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement is incorporated herein by reference to Exhibit (h) (33) of Post-Effective Amendment No. 90.

(27)	Tenth Amendment to Administration Agreement between Registrant and State Street Bank and Trust Company adding the Equity Income Portfolio is incorporated herein by reference to Exhibit (h) (34) of Post-Effective Amendment No. 90.

(28)	Eighth Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company adding the Equity Income Portfolio is incorporated herein by reference to Exhibit (h) (35) of Post-Effective Amendment No. 90.

(29)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement is incorporated herein by reference to Exhibit (h) (36) of Post-Effective Amendment No. 98.

(30)	Eleventh Amendment to Administration Agreement between Registrant and State Street Bank and Trust Company adding the Quantitative U.S. Large Cap Value Equity Portfolio and Disciplined U.S. Small Cap Equity Portfolio (formerly, Quantitative U.S. Small Cap Equity Portfolio) is incorporated herein by reference to Exhibit (h) (37) of Post-Effective Amendment No. 98.

(31)	Ninth Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h) (38) of Post-Effective Amendment No. 97.

	(32)	Tenth Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company adding the Disciplined U.S. Value Equity Portfolio (formerly, Quantitative U.S. Large Cap Value Equity Portfolio) and Disciplined U.S. Small Cap Equity Portfolio (formerly, Quantitative U.S. Small Cap Equity Portfolio) is incorporated herein by reference to Exhibit (h) (39) of Post-Effective Amendment No. 98.

	(33)	Second Amendment to Securities Lending and Services Agreement, dated as of December 20, 2017, between the Registrant, on behalf of its Long/Short Equity Portfolio (formerly, Quantitative U.S. Long/Short Equity Portfolio), Total Market Plus Equity Portfolio (formerly, Quantitative U.S. Total Market Equity Portfolio) and Alternative Risk Premia Portfolio, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h) (42) of Post-Effective Amendment of Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-05577) No. 107 filed with the SEC on February 28, 2019.

	(34)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement is incorporated herein by reference to Exhibit (h) (34) of Post-Effective Amendment No. 111.

	(35)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement is incorporated herein by reference to Exhibit (h) (35) of Post-Effective Amendment No. 112.

	(36)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement is filed herewith.

	(37)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant, SPDR S&P 500 ETF Trust and SPDR Down Jones Industrial Average ETF Trust is incorporated herein by reference to Exhibit (h) (36) of Post-Effective Amendment No. 112.

	(38)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust is incorporated herein by reference to Exhibit (h) (37) of Post-Effective Amendment No. 112.

	(39)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and The Select Sector SPDR Trust is incorporated herein by reference to Exhibit (h) (38) of Post-Effective Amendment No. 112.

	(40)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant, Vanguard Index Funds, Vanguard International Equity Index Funds, Vanguard Malvern Funds, Vanguard Scottsdale Funds, Vanguard Specialized Funds and Vanguard STAR Funds is incorporated herein by reference to exhibit (h) (39) of Post-Effective Amendment No. 112.

	(41)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust is incorporated herein by reference to exhibit (h) (40) of Post-Effective Amendment No. 112.

	(42)	Amended and Restated Shareholder Servicing Plan and related Agreement is incorporated herein by reference to Exhibit (h) (41) of Post-Effective Amendment No. 113.

	(43)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant, on behalf of the Glenmede Secured Options Portfolio and First Trust Alternative Opportunities Fund is incorporated herein by reference to Exhibit (h) (42) of Post-Effective Amendment No. 113.

(i)	(1)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-22884/811-5577) as filed with the SEC on December 30, 1997 (“Post-Effective Amendment No. 25”).

	(2)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (2) of Post-Effective Amendment No. 29.

	(3)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (4) of Post-Effective Amendment No. 36.

	(4)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (4) of Post-Effective Amendment No. 42.

	(5)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (5) of Post-Effective Amendment No. 50.

	(6)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (6) of Post-Effective Amendment No. 52.

	(7)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (7) of Post-Effective Amendment No. 58.

	(8)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (8) of Post-Effective Amendment No. 65.

	(9)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (9) of Post-Effective Amendment No. 76.

	(10)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (10) of Post-Effective Amendment No. 79.

	(11)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (11) of Post-Effective Amendment No. 84.

	(12)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (12) of Post-Effective Amendment No. 86.

	(13)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (13) of Post-Effective Amendment No. 90.

	(14)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (14) of Post-Effective Amendment No. 98.

	(15)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (15) of Post-Effective Amendment No. 102.

	(16)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (16) of Post-Effective Amendment No. 105.

	(17)	Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i) (17) of Post-Effective Amendment No. 116.

	(18)	Opinion of Counsel is filed herewith.

(j)	(1)	Consent of Faegre Drinker Biddle & Reath LLP is filed herewith.

	(2)	Consent of Cohen & Company, Ltd. is filed herewith.

(k)	Not Applicable.

(l)	(1)	Purchase Agreement, dated February 27, 2004, between Registrant and The Glenmede Trust Company relating to the Large Cap 100 Portfolio and Large Cap Growth Portfolio is incorporated herein by reference to Exhibit (l) (2) of Post-Effective Amendment No. 39.

	(2)	Purchase Agreement, dated September 26, 2006, between Registrant and The Glenmede Trust Company, N.A. relating to the Absolute Return Portfolio and Total Market Long/Short Portfolio is incorporated herein by reference to Exhibit (l) (3) of Post-Effective Amendment No. 43.

	(3)	Purchase Agreement between Registrant and The Glenmede Trust Company, N.A. relating to the Secured Options Portfolio is incorporated herein by reference to Exhibit (l) (4) of Post-Effective Amendment No. 50.

	(4)	Purchase Agreement between Registrant and The Glenmede Trust Company, N.A., relating to the International Secured Options Portfolio, is incorporated herein by reference to Exhibit (l) (7) of Post-Effective Amendment No. 58.

	(5)	Purchase Agreement between Registrant and The Glenmede Trust Company, N.A., relating to the Women in Leadership U.S. Equity Portfolio, is incorporated herein by reference to Exhibit (l) (9) of Post-Effective Amendment No. 79.

	(6)	Purchase Agreement between Registrant and The Glenmede Trust Company, N.A., relating to the Environmental Accountability Portfolio (formerly, Responsible ESG U.S. Equity Portfolio), is incorporated herein by reference to Exhibit (l) (10) of Post-Effective Amendment No. 79.

	(7)	Purchase Agreement between Registrant and The Glenmede Trust Company, N.A., relating to the Short Term Tax Aware Fixed Income Portfolio, is incorporated herein by reference to Exhibit (l) (12) of Post-Effective Amendment No. 84.

	(8)	Purchase Agreement between Registrant and The Glenmede Corporation, relating to the Equity Income Portfolio, is incorporated herein by reference to Exhibit (l) (13) of Post-Effective Amendment No. 90.

	(9)	Purchase Agreement between Registrant and The Glenmede Corporation, relating to the Disciplined U.S. Value Equity Portfolio (formerly, Quantitative U.S. Large Cap Value Equity Portfolio) is incorporated herein by reference to Exhibit (l) (14) of Post-Effective Amendment No. 98.

	(10)	Purchase Agreement between Registrant and The Glenmede Corporation, relating to the Disciplined U.S. Small Cap Equity Portfolio (formerly, Quantitative U.S. Small Cap Equity Portfolio) is incorporated herein by reference to Exhibit (l) (15) of Post-Effective Amendment No. 98.

(m)	Not Applicable.

(n)	(1)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System dated September 18, 2013 is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 62.

	(2)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System adding the Large Cap Core Portfolio and Large Cap Growth Portfolio, dated June 11, 2015, is incorporated herein by reference to Exhibit (n) (3) of Post-Effective Amendment No. 76.

	(3)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System adding the Secured Options Portfolio, dated June 16, 2016, is incorporated herein by reference to Exhibit (n) (4) of Post-effective Amendment No. 86.

	(4)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System adding the Long/Short Equity Portfolio (formerly, Quantitative U.S. Long/Short Equity Portfolio), dated December 14, 2018, is incorporated herein by reference to Exhibit (n) (5) of Post-effective Amendment No. 105.

	(5)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System adding Institutional Shares of the Disciplined International Equity Portfolio, Disciplined U.S. Small Cap Equity Portfolio and Global Secured Options Portfolio is filed herewith.

(o)	Reserved.

(p)	(1)	Revised Code of Ethics of The Glenmede Fund, Inc. and The Glenmede Portfolios is incorporated herein by reference to Exhibit (p) (1) of Post-Effective Amendment No. 79.

	(2)	Amended Code of Ethics of Glenmede Investment Management LP is incorporated herein by reference to Exhibit (p) (2) of Post-Effective Amendment No. 62.

(q)	(1)	Powers of Attorney for H. Franklin Allen, Susan W. Catherwood, William L. Cobb, Jr., Andrew Phillips, Mary Ann B. Wirts, Harry Wong, and Rebecca Duseau are incorporated herein by reference to Exhibit (q) (1) of Post-effective Amendment No. 120.
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29.	Persons Controlled by or Under Common Control with Registrant

Registrant is not controlled by or under common control with any person. Registrant is controlled by its Board of Directors.

Item 30.	Indemnification

Reference is made to Article Ten of the Registrant’s Amended and Restated Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1). Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor

Glenmede Investment Management LP

Reference is made to the caption of “Investment Advisor” in the Prospectuses in Part A of this Registration Statement and “Investment Advisory and Other Services” in Part B of this Registration Statement.

Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant’s affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since October 31, 2022, as well as the capacity in which such person was connected.

Name and Position with Glenmede Investment Management LP	Business Address of other Company	Connection with other Company
Peter Zuleba, Managing Director and Chief Executive Officer	The Glenmede Trust Company, N.A.	Chief Executive Officer, President and Board Member
	Philadelphia Health Partnership	Chairperson
	Philadelphia Chamber of Commerce	Board Member
Raj Tewari, Managing Director and Chief Operating Officer	The Glenmede Trust Company, N.A.	Managing Director and Chief Operating Officer
John F. McCabe, Managing Director and General Counsel	The Glenmede Trust Company, N.A.	Managing Director and General Counsel
	Support Center for Child Advocates	Board Member

Item 32.	Principal Underwriters

(a)	Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Abacus FCF ETF Trust

2.	Advisor Managed Portfolios
3.	Antares Private Credit Fund
4.	Capital Advisors Growth Fund, Series of Advisors Series Trust
5.	Chase Growth Fund, Series of Advisors Series Trust
6.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7.	Edgar Lomax Value Fund, Series of Advisors Series Trust
8.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
9.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
10.	Huber Large Cap Value Fund, Series of Advisors Series Trust
11.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
12.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
13.	Huber Small Cap Value Fund, Series of Advisors Series Trust
14.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
15.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
16.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust
17.	O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.	PIA BBB Bond Fund, Series of Advisors Series Trust
19.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
20.	PIA High Yield Fund, Series of Advisors Series Trust
21.	PIA MBS Bond Fund, Series of Advisors Series Trust
22.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.	Poplar Forest Partners Fund, Series of Advisors Series Trust
25.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.	Pzena International Value Fund, Series of Advisors Series Trust
28.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
30.	Reverb ETF, Series of Advisors Series Trust
31.	Scharf Fund, Series of Advisors Series Trust
32.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
33.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
37.	The Aegis Funds
38.	Allied Asset Advisors Funds
39.	Angel Oak Funds Trust
40.	Angel Oak Strategic Credit Fund
41.	Brookfield Infrastructure Income Fund Inc.
42.	Brookfield Investment Funds
43.	Buffalo Funds
44.	DoubleLine Funds Trust
45.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
46.	Ecofin Tax-Advantaged Social Impact Fund, Inc.
47.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions

48.	AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
49.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
51.	AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
52.	AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
53.	AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
54.	AAM Transformers ETF, Series of ETF Series Solutions
55.	Acquirers Deep Value ETF, Series of ETF Series Solutions
56.	Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
57.	Aptus Defined Risk ETF, Series of ETF Series Solutions
58.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
59.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
60.	Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
61.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
62.	Aptus Large Cap Upside ETF, Series of ETF Series Solutions
63.	Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
64.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
65.	Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
66.	BTD Capital Fund, Series of ETF Series Solutions
67.	Carbon Strategy ETF, Series of ETF Series Solutions
68.	ClearShares OCIO ETF, Series of ETF Series Solutions
69.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
70.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
71.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
72.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
73.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
74.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
75.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
76.	Hoya Capital Housing ETF, Series of ETF Series Solutions
77.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
78.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
79.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
80.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
82.	Opus Small Cap Value ETF, Series of ETF Series Solutions
83.	Range Cancer Therapeutics ETF, Series of ETF Series Solutions
84.	The Acquirers Fund, Series of ETF Series Solutions
85.	The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
86.	The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
87.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
88.	U.S. Global JETS ETF, Series of ETF Series Solutions
89.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
90.	U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
91.	US Vegan Climate ETF, Series of ETF Series Solutions
92.	Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
93.	Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
94.	First American Funds Trust
95.	FundX Investment Trust
96.	The Glenmede Fund, Inc.
97.	The GoodHaven Funds Trust
98.	Harding, Loevner Funds, Inc.

99.	Hennessy Funds Trust
100.	Horizon Funds
101.	Hotchkis & Wiley Funds
102.	Intrepid Capital Management Funds Trust
103.	Jacob Funds Inc.
104.	The Jensen Quality Growth Fund Inc.
105.	Kirr, Marbach Partners Funds, Inc.
106.	Core Alternative ETF, Series of Listed Funds Trust
107.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.	LKCM Funds
110.	LoCorr Investment Trust
111.	MainGate Trust
112.	ATAC Rotation Fund, Series of Managed Portfolio Series
113.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series
114.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series
115.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
116.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
117.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
118.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
119.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
120.	Kensington Defender Fund, Series of Managed Portfolio Series
121.	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
122.	Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
123.	Kensington Managed Income Fund, Series of Managed Portfolio Series
124.	LK Balanced Fund, Series of Managed Portfolio Series
125.	Leuthold Core ETF, Series of Managed Portfolio Series
126.	Leuthold Core Investment Fund, Series of Managed Portfolio Series
127.	Leuthold Global Fund, Series of Managed Portfolio Series
128.	Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
129.	Leuthold Select Industries ETF, Series of Managed Portfolio Series
130.	Muhlenkamp Fund, Series of Managed Portfolio Series
131.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
132.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
133.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
134.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
135.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
136.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
137.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
138.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
139.	Reinhart International PMV Fund, Series of Managed Portfolio Series
140.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
141.	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
142.	Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
143.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
144.	Tremblant Global ETF, Series of Managed Portfolio Series
145.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
146.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
147.	Hood River New Opportunities Fund, Series of Manager Directed Portfolios
148.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
149.	SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios

150.	SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
151.	SWP Growth & Income ETF, Series of Manager Directed Portfolios
152.	Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
153.	Mason Capital Fund Trust
154.	Matrix Advisors Funds Trust
155.	Monetta Trust
156.	Nicholas Equity Income Fund, Inc.
157.	Nicholas Fund, Inc.
158.	Nicholas II, Inc.
159.	Nicholas Limited Edition, Inc.
160.	Oaktree Diversified Income Fund Inc.
161.	Permanent Portfolio Family of Funds
162.	Perritt Funds, Inc.
163.	Procure ETF Trust II
164.	Professionally Managed Portfolios
165.	Prospector Funds, Inc.
166.	Provident Mutual Funds, Inc.
167.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
168.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
169.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
170.	Aquarius International Fund, Series of The RBB Fund, Inc.
171.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
172.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
173.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
174.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
175.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
176.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
177.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
178.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
179.	F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
180.	F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
181.	F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
182.	F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
183.	F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
184.	F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
185.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
186.	F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
187.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
188.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
189.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
190.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
191.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
192.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
193.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
194.	SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
195.	SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
196.	SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
197.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
198.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
199.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
200.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.

201.	SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
202.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
203.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
204.	US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
205.	US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
206.	US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
207.	US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
208.	US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
209.	US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
210.	US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
211.	US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
212.	US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
213.	US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
214.	WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
215.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
216.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
217.	The RBB Fund Trust
218.	RBC Funds Trust
219.	Rockefeller Municipal Opportunities Fund
220.	Series Portfolios Trust
221.	Tax-Exempt Private Credit Fund, Inc.
222.	Thompson IM Funds, Inc.
223.	Tortoise Capital Series Trust
224.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
225.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
226.	CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
227.	CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
228.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
229.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
230.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
231.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
232.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
233.	Jensen Quality MidCap Fund, Series of Trust for Professional Managers
234.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
235.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
236.	USQ Core Real Estate Fund
237.	Wall Street EWM Funds Trust
238.	Wisconsin Capital Funds, Inc.

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Name	Address	Position with Underwriter	Position with Registrant
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the Rules thereunder will be maintained at the offices of:

(1)	Glenmede Investment Management LP One Liberty Place 1650 Market Street, Suite 4000

Philadelphia, Pennsylvania 19103

(records relating to its functions as investment advisor)

(2)	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114

(records relating to its functions as custodian, administrator, transfer agent, dividend disbursing agent, securities lending agent and short sales lending agent)

(3)	Quasar Distributors, LLC Three Canal Plaza Suite 100

Portland, ME 04101

(records relating to its functions as distributor)

(4)	Faegre Drinker Biddle & Reath LLP One Logan Square Suite 2000

Philadelphia, Pennsylvania 19103-6996 (Registrant’s minute books)

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

(a)	Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders’ right to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant’s outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of directors, and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

(b)	Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 123 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, Registrant has duly caused this Post-Effective Amendment No. 123 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania on the 5th day of May, 2025.

THE GLENMEDE FUND, INC.

By	/s/ Elizabeth A. Eldridge
Elizabeth A. Eldridge President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 123 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 5th day of May, 2025.

Signature	Title	Date

* William L. Cobb, Jr.	Chairman	May 5, 2025

/s/ Elizabeth A. Eldridge Elizabeth A. Eldridge	President	May 5, 2025

* H. Franklin Allen, Ph.D.	Director	May 5, 2025

* Susan W. Catherwood	Director	May 5, 2025

* Mary Ann B. Wirts	Director	May 5, 2025

* Harry Wong	Director	May 5, 2025

* Andrew Phillips	Director	May 5, 2025

*	Director	May 5, 2025
Rebecca Duseau

/s/ Christopher E. McGuire Christopher E. McGuire	(Chief Financial Officer and Principal Financial Officer)	May 5, 2025

*By	/s/ Joshua M. Lindauer
Joshua M. Lindauer, Attorney-in-fact

Exhibit Index

(a)	(70)	Articles of Amendment to the Articles of Incorporation

(a)	(71)	Articles Supplementary to the Articles of Incorporation

(d)	(20)	Advisory Fee Reduction Commitment for the Disciplined International Equity Portfolio

(d)	(25)	Contractual Fee Waiver Agreement between Registrant and Glenmede Investment Management LP, relating to the Disciplined International Equity Portfolio

(d)	(26)	Contractual Fee Waiver Agreement between Registrant and Glenmede Investment Management LP, relating to the Global Secured Options Portfolio

(d)	(28)	Contractual Fee Waiver Agreement between Registrant and Glenmede Investment Management LP, relating to the Disciplined U.S. Small Cap Equity Portfolio

(h)	(36)	Amended and Restated Amended Shareholder Servicing Plan and related Agreement

(i)	(18)	Opinion of Counsel

(j)	(1)	Consent of Faegre Drinker Biddle & Reath LLP

(j)	(2)	Consent of Cohen & Company, Ltd.

(n)	(5)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System adding Institutional Shares of the Disciplined International Equity Portfolio, Disciplined U.S. Small Cap Equity Portfolio and Global Secured Options Portfolio